METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D, Class E and Class F

ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio

MetLife Conservative to Moderate Allocation Portfolio

MetLife Moderate Allocation Portfolio

MetLife Moderate to Aggressive Allocation
Portfolio

MetLife Aggressive Allocation Portfolio

U.S. EQUITY PORTFOLIOS

BlackRock Large Cap Value Portfolio

Capital Guardian U.S. Equity Portfolio

Davis Venture Value Portfolio

FI Large Cap Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

MetLife Stock Index Portfolio

MFS® Value Portfolio (formerly, Harris Oakmark Large Cap Value Portfolio)

T. Rowe Price Large Cap Growth Portfolio

BlackRock Aggressive Growth Portfolio

FI Mid Cap Opportunities Portfolio

MetLife Mid Cap Stock Index Portfolio

BlackRock Strategic Value Portfolio

Loomis Sayles Small Cap Portfolio

Russell 2000® Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

Julius Baer International Stock Portfolio (formerly, FI International Stock Portfolio)

Morgan Stanley EAFE® Index Portfolio

Oppenheimer Global Equity Portfolio

EQUITY AND FIXED-INCOME PORTFOLIOS

BlackRock Diversified Portfolio

MFS® Total Return Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

Lehman Brothers® Aggregate Bond Index Portfolio

Western Asset Management U.S. Government Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three Sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

APRIL 28, 2008

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 36 separate investment portfolios (the “Portfolios”), which offers Class A, Class B, Class D, Class E and Class F shares. Thirty of these Portfolios are offered through this prospectus. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

The Asset Allocation Portfolios (as defined below) are “non-diversified.” “Non-diversified” Portfolios may hold fewer securities than the other Portfolios of the Fund. If the securities in which a “non-diversified” Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Value Leaders Portfolio, FI Mid Cap Opportunities Portfolio and FI Large Cap Portfolio may invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the index Portfolios and the Asset Allocation Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the Insurance Company websites (including www.metlife.com/msf): (i) the ten largest portfolio holdings of each Portfolio (except that all portfolio holdings of the Asset Allocation Portfolios will be listed); (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. Unless the subadviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Asset Allocation Portfolios

Each of the MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolios”) invests substantially all of its assets in certain other portfolios (the “Underlying Portfolios”) of the Fund or of Met Investors Series Trust (the “Trust”), an affiliated registered investment company. Each Asset Allocation Portfolio is designed to provide investors diversification by investing broadly among various asset classes and sub-classes represented by the portfolio security holdings of the Underlying Portfolios according to each Asset Allocation Portfolio’s investment objective and risk profile. MetLife Advisers, as investment adviser, selects the Underlying Portfolios in which each Asset Allocation Portfolio invests based on established principles of asset allocation and risk tolerance.

MetLife Advisers establishes for each Asset Allocation Portfolio a specific target allocation between equity securities and fixed-income securities. MetLife Advisers may also set target allocations among sub-classes of these asset classes (e.g., for equities, international equities, large cap, mid cap, small cap; for fixed-income securities, investment grade, high yield (or “junk bonds”), short-term). MetLife Advisers determines these target allocations based on a variety of factors, including its outlook for the economy, interest rates and the financial markets.

In selecting the Underlying Portfolios in which each Asset Allocation Portfolio invests, MetLife Advisers considers an Underlying Portfolio’s historical investment performance and analyzes the Underlying Portfolio’s current holdings to determine its asset class and sub-class characteristics (e.g., for equities, large cap, mid cap, small cap, growth, value, blend; for fixed-income securities, investment grade, high yield, duration, maturity). MetLife Advisers allocates investments among the Underlying Portfolios based on this holdings analysis in an attempt to approximate the asset class and sub-class target allocations of each Asset Allocation Portfolio. The amounts established by MetLife Advisers to be allocated to each Underlying Portfolio are referred to as the “Underlying Portfolio Target.” Because each Underlying Portfolio’s holdings can change from day to day, the actual asset allocation achieved by investing in particular Underlying Portfolios will not correspond exactly to the target allocations of a particular Asset Allocation Portfolio.

The Asset Allocation Portfolios may invest in an Underlying Portfolio that only invests in money market securities. Also, through holdings-based analysis, MetLife Advisers may achieve the targeted allocation to short-term fixed-income securities by counting cash held or money market securities purchased in other Underlying Portfolios in which the Asset Allocation Portfolios invest.

The Underlying Portfolios in which the Asset Allocation Portfolios may currently invest are:

EQUITY PORTFOLIOS

Large Cap Portfolios

BlackRock Large Cap Core Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio

FI Large Cap Portfolio

FI Value Leaders Portfolio

Janus Forty Portfolio

Jennison Growth Portfolio

Legg Mason Partners Aggressive Growth     Portfolio

Legg Mason Value Equity Portfolio

Met/Franklin Mutual Shares Portfolio

MetLife Stock Index Portfolio

MFS® Value Portfolio

Oppenheimer Capital Appreciation Portfolio

T. Rowe Price Large Cap Growth Portfolio

Mid Cap Portfolios

BlackRock Aggressive Growth Portfolio

FI Mid Cap Opportunities Portfolio

Harris Oakmark Focused Value Portfolio

Lazard Mid Cap Portfolio

MetLife Mid Cap Stock Index Portfolio

Neuberger Berman Mid Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Small Cap Portfolios

BlackRock Strategic Value Portfolio

Dreman Small Cap Value Portfolio

Franklin Templeton Small Cap Growth Portfolio

Loomis Sayles Small Cap Portfolio

Met/AIM Small Cap Growth Portfolio

Russell 2000 Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

Sector Portfolios

Clarion Global Real Estate Portfolio

RCM Technology Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

Harris Oakmark International Portfolio

Julius Baer International Stock Portfolio

Met/Templeton Growth Portfolio

MFS® Research International Portfolio

Morgan Stanley EAFE Index Portfolio

Oppenheimer Global Equity Portfolio

EQUITY AND FIXED-INCOME

PORTFOLIOS

BlackRock Diversified Portfolio

Met/Franklin Income Portfolio

MFS® Total Return Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

BlackRock High Yield Portfolio

Lehman Brothers Aggregate Bond Index

    Portfolio

Lord Abbett Bond Debenture Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Western Asset Management Strategic Bond

    Opportunities Portfolio

Western Asset Management U.S. Government
    Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

An Asset Allocation Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. MetLife Advisers may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for any Asset Allocation Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Asset Allocation Portfolios. MetLife Advisers may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, MetLife Advisers or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Asset Allocation Portfolios’ opportunity to invest in the Underlying Portfolios.

The following chart sets out for each Asset Allocation Portfolio the target allocations between equity and fixed-income securities and among sub-classes of these two asset classes as of the date of this prospectus. You should note that these percentages will not directly correspond to investments in the Underlying Portfolios because an Underlying Portfolio may contain one or both asset classes (e.g., equity and fixed-income) and one or more sub-classes of an asset class (e.g., small cap and mid cap equity securities). MetLife Advisers may invest in the Underlying Portfolios so that an Asset Allocation Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation set out in the chart below. Deviations from the asset class target allocations will affect the sub-class target allocations.

Asset Class	Conservative Allocation	Conservative to Moderate Allocation	Moderate Allocation	Moderate to Aggressive Allocation	Aggressive Allocation
Equities Target	20%	40%	60%	80%	100%
International	5%	10%	15%	20%	25%
Large Cap	9%	19%	28%	38%	47%
Mid Cap	4%	7%	11%	15%	19%
Small Cap	2%	4%	6%	7%	9%
Fixed-Income Target	80%	60%	40%	20%	0%
Investment Grade	54%	41%	27%	14%	0%
High Yield	10%	7%	5%	2%	0%
Short-Term	16%	12%	8%	4%	0%

Although investments in the Underlying Portfolios will be made in an attempt to approximate the Underlying Portfolio Target, an Asset Allocation Portfolio’s actual allocations could vary substantially from the Underlying Portfolio Target. Actual allocations may be different from the Underlying Portfolio Target because, for example, of changes to the Underlying Portfolios’ asset values due to market movements. MetLife Advisers will effect purchases and redemptions in the Underlying Portfolios in an attempt to bring actual allocations more closely in line with the Underlying Portfolio Target. In addition, MetLife Advisers may from time to time rebalance allocations to the Underlying Portfolios to correspond more closely with the Underlying Portfolio Target.

At least annually, MetLife Advisers will evaluate each Asset Allocation Portfolio’s target allocation between equity and fixed-income securities, including the allocation among sub-classes of these asset classes, based on that Portfolio’s risk profile. At the same time, MetLife Advisers will also consider whether to make changes to each Asset Allocation Portfolio’s Underlying Portfolio Target. If a new Underlying Portfolio Target is established, purchases, redemptions, reinvested income and capital gains will be allocated in an attempt to bring actual allocations more closely in line with the new Underlying Portfolio Target.

The current asset and sub-class targets and the Underlying Portfolio Target percentages of each Asset Allocation Portfolio are available at the following website: www.metlife.com/msf. This information will be updated periodically.

Because the Asset Allocation Portfolios invest in Underlying Portfolios, the cost of investing in an Asset Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Asset Allocation Portfolio will pay its share of the Underlying Portfolios’ expenses as well as the Asset Allocation Portfolio’s own expenses. Therefore, an investment in an Asset Allocation Portfolio may result in the duplication of certain expenses.

MetLife Advisers has broad discretion to allocate and reallocate the assets of each Asset Allocation Portfolio among the Underlying Portfolios consistent with the Asset Allocation

Portfolio’s investment objective and policies and target asset class allocations. In addition to the investment advisory fee charged by MetLife Advisers for its asset allocation services, MetLife Advisers and its affiliates indirectly receive investment advisory fees from the Underlying Portfolios in which each Asset Allocation Portfolio invests. In this regard, MetLife Advisers has an incentive to select and invest the Asset Allocation Portfolios’ assets in Underlying Portfolios with higher fees than other Portfolios. Also, MetLife Advisers may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, MetLife Advisers is obligated to disregard these incentives. The Directors and officers of the Fund may also have conflicting interests in fulfilling their fiduciary duties to both the Asset Allocation Portfolios and the Underlying Portfolios of the Fund.

MetLife Conservative Allocation Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income, with growth of capital as a secondary objective.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed-income securities and also invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities based on a target allocation of 80% to fixed-income securities and 20% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed-income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment grade securities, as well as Underlying Portfolios that invest in high yield, high risk bonds.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments include Underlying Portfolios that invest in stocks of U.S. or foreign large, established companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Conservative Allocation Portfolio

of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•

The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign fixed-income or equity security markets.

•

Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	Poor performance of fixed-income securities relative to equity securities.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

MetLife Conservative Allocation Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 3.52% for the third quarter of 2006, and the lowest quarterly return was -0.48% for the second quarter of 2006. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	5.74%	6.43%	5-2-05
Class B	5.57%	6.17%	5-2-05
Class E*	N/A	N/A	N/A
Wilshire 5000 Stock Index	5.73%	12.39%	—
Lehman Brothers Universal Bond Index	6.52%	5.08%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2007.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Conservative Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)(1)	0.59%		0.59%		0.59%

Total Annual Portfolio Operating Expenses(1)	0.74%		0.99%		0.89%
Fee Waiver and/or Expense Reimbursement(2)	(0.05%	)	(0.05%	)	(0.05%	)

Net Operating Expenses(1)(2)	0.69%		0.94%		0.84%

(1)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$70	$232	$407	$914
Class B	$96	$310	$542	$1,208
Class E	$86	$279	$488	$1,091

MetLife Conservative Allocation Portfolio

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Conservative Allocation Portfolio

response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

Many Underlying Portfolios (in particular, the Clarion Global Real Estate Portfolio, the Harris Oakmark International Portfolio, the Julius Baer International Stock Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the Oppenheimer Global Equity Portfolio and the RCM Technology Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information

MetLife Conservative Allocation Portfolio

to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Conservative Allocation Portfolio

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification.

Underlying Portfolios, such as the RCM Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be subject to risks particularly affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2007, MetLife Advisers managed approximately $39.5 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio

MetLife Conservative Allocation Portfolio

and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is Director, Chairman of the Board, President and Chief Executive Office of the Fund and President and Trustee of the Trust. She has been Senior Vice President of MetLife, Inc. since 2007. She has been President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers since 2006. She has been President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. Prior to that, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Jeffrey L. Bernier joined Metropolitan Life in December 2007. He has been a Vice President of Metropolitan Life and a Senior Vice President of the Fund and MetLife Advisers since 2008. From July 2004 to December 2007, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for

MetLife Conservative Allocation Portfolio

John Hancock Financial Services. From May 2000 to December 2001, Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

Ms. Forget and Messrs. Leland, Olson, Guthrie and McDevitt have been members of the Committee since 2005; Mr. Bernier, since 2008.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.10% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

MetLife Conservative to Moderate Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is high total return in the form of income and growth of capital, with a greater emphasis on income.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed-income securities and also invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities based on a target allocation of 60% to fixed-income securities and 40% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed-income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may also invest in Underlying Portfolios that invest in U.S. and foreign investment grade securities, as well as Underlying Portfolios that invest in high yield, high risk bonds.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Conservative to Moderate Allocation Portfolio

the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•

The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income security markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•

The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

MetLife Conservative to Moderate Allocation Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 4.24% for the fourth quarter of 2006, and the lowest quarterly return was -0.97% for the second quarter of 2006. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	5.06%	7.98%	5-2-05
Class B	4.81%	7.66%	5-2-05
Class E*	N/A	N/A	N/A
Wilshire 5000 Stock Index	5.73%	12.39%	—
Lehman Brothers Universal Bond Index	6.52%	5.08%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2007.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Conservative to Moderate Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.01%		0.01%		0.01%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)(1)	0.64%		0.64%		0.64%

Total Annual Portfolio Operating Expenses(1)	0.75%		1.00%		0.90%
Fee Waiver and/or Expense Reimbursement(2)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.74%		0.99%		0.89%

(1)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$76	$239	$416	$929
Class B	$101	$317	$551	$1,224
Class E	$91	$286	$497	$1,107

MetLife Conservative to Moderate Allocation Portfolio

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at

MetLife Conservative to Moderate Allocation Portfolio

prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

Many Underlying Portfolios (in particular, the Clarion Global Real Estate Portfolio, the Harris Oakmark International Portfolio, the Julius Baer International Stock Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the Oppenheimer Global Equity Portfolio and the RCM Technology Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Conservative to Moderate Allocation Portfolio

than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Conservative to Moderate Allocation Portfolio

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification.

Underlying Portfolios, such as the RCM Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be subject to risks particularly affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2007, MetLife Advisers managed approximately $39.5 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist

MetLife Conservative to Moderate Allocation Portfolio

MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is Director, Chairman of the Board, President and Chief Executive Office of the Fund and President and Trustee of the Trust. She has been Senior Vice President of MetLife, Inc. since 2007. She has been President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers since 2006. She has been President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. Prior to that, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Jeffrey L. Bernier joined Metropolitan Life in December 2007. He has been a Vice President of Metropolitan Life and a Senior Vice President of the Fund and MetLife Advisers since 2008. From July 2004 to December 2007, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for

MetLife Conservative to Moderate Allocation Portfolio

John Hancock Financial Services. From May 2000 to December 2001, Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

Ms. Forget and Messrs. Leland, Olson, Guthrie and McDevitt have been members of the Committee since 2005; Mr. Bernier, since 2008.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.10% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

MetLife Moderate Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities and also invests in Underlying Portfolios that hold fixed-income securities based on a target allocation of 60% to equity securities and 40% to fixed-income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed-income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment grade securities, as well as in Underlying Portfolios that invest in high yield, high risk bonds.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Moderate Allocation Portfolio

the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of equity securities relative to fixed-income securities.

•	Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

MetLife Moderate Allocation Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 5.59% for the fourth quarter of 2006, and the lowest quarterly return was -1.32% for the fourth quarter of 2007. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	4.54%	9.52%	5-2-05
Class B	4.35%	9.25%	5-2-05
Class E*	N/A	N/A	N/A
Wilshire 5000 Stock Index	5.73%	12.39%	—
Lehman Brothers Universal Bond Index	6.52%	5.08%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2007.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Moderate Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.08%	0.08%	0.08%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)(1)	0.67%	0.67%	0.67%

Total Annual Portfolio Operating Expenses(1)(2)	0.76%	1.01%	0.91%

(1)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred. The Portfolio’s Total Annual Operating Expenses shown above include 0.01% charged to each Class of the Portfolio for such deferred expenses.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$78	$243	$422	$942
Class B	$103	$322	$558	$1,236
Class E	$93	$290	$504	$1,120

MetLife Moderate Allocation Portfolio

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at

MetLife Moderate Allocation Portfolio

prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

Many Underlying Portfolios (in particular, the Clarion Global Real Estate Portfolio, the Harris Oakmark International Portfolio, the Julius Baer International Stock Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the Oppenheimer Global Equity Portfolio and the RCM Technology Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Moderate Allocation Portfolio

than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Moderate Allocation Portfolio

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification.

Underlying Portfolios, such as the RCM Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be subject to risks particularly affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2007, MetLife Advisers managed approximately $39.5 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio

MetLife Moderate Allocation Portfolio

and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is Director, Chairman of the Board, President and Chief Executive Office of the Fund and President and Trustee of the Trust. She has been Senior Vice President of MetLife, Inc. since 2007. She has been President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers since 2006. She has been President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. Prior to that, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Jeffrey L. Bernier joined Metropolitan Life in December 2007. He has been a Vice President of Metropolitan Life and a Senior Vice President of the Fund and MetLife Advisers since 2008. From

MetLife Moderate Allocation Portfolio

July 2004 to December 2007, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001, Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

Ms. Forget and Messrs. Leland, Olson, Guthrie and McDevitt have been members of the Committee since 2005; Mr. Bernier, since 2008.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.08% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

MetLife Moderate to Aggressive Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies.

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities and also invests in Underlying Portfolios that hold fixed-income securities based on a target allocation of 80% to equity securities and 20% to fixed-income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed-income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Moderate to Aggressive Allocation Portfolio

Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•

The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income security markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of equity securities relative to fixed-income securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	The risks associated with investing in one or a few sectors.

•

The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

MetLife Moderate to Aggressive Allocation Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 6.96% for the fourth quarter of 2006, and the lowest quarterly return was -2.51% for the fourth quarter of 2007. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	4.12%	11.07%	5-2-05
Class B	3.85%	10.77%	5-2-05
Class E*	N/A	N/A	N/A
Wilshire 5000 Stock Index	5.73%	12.39%	—
Lehman Brothers Universal Bond Index	6.52%	5.08%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2007.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Moderate to Aggressive Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.08%	0.08%	0.08%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)(1)	0.70%	0.70%	0.70%

Total Annual Portfolio Operating Expenses(1)(2)	0.79%	1.04%	0.94%

(1)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred. The Portfolio’s Total Annual Operating Expenses shown above include 0.01% charged to each Class of the Portfolio for such deferred expenses.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$81	$252	$439	$978
Class B	$106	$331	$574	$1,271
Class E	$96	$300	$520	$1,155

MetLife Moderate to Aggressive Allocation Portfolio

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at

MetLife Moderate to Aggressive Allocation Portfolio

prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

Many Underlying Portfolios (in particular, the Clarion Global Real Estate Portfolio, the Harris Oakmark International Portfolio, the Julius Baer International Stock Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the Oppenheimer Global Equity Portfolio and the RCM Technology Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Moderate to Aggressive Allocation Portfolio

than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Moderate to Aggressive Allocation Portfolio

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification.

Underlying Portfolios, such as the RCM Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be subject to risks particularly affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2007, MetLife Advisers managed approximately $39.5 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services

MetLife Moderate to Aggressive Allocation Portfolio

with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is Director, Chairman of the Board, President and Chief Executive Office of the Fund and President and Trustee of the Trust. She has been Senior Vice President of MetLife, Inc. since 2007. She has been President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers since 2006. She has been President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. Prior to that, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Jeffrey L. Bernier joined Metropolitan Life in December 2007. He has been a Vice President of Metropolitan Life and a Senior Vice President of the Fund and MetLife Advisers since 2008. From

MetLife Moderate to Aggressive Allocation Portfolio

July 2004 to December 2007, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001, Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

Ms. Forget and Messrs. Leland, Olson, Guthrie and McDevitt have been members of the Committee since 2005; Mr. Bernier, since 2008.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.08% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

MetLife Aggressive Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities based on a target allocation of 100% to equity securities. The Portfolio may invest up to 10% of its assets in fixed-income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. companies, and, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

MetLife Aggressive Allocation Portfolio

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

•

The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•	The risks associated with investing in one or a few sectors.

MetLife Aggressive Allocation Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 8.28% for the fourth quarter of 2006, and the lowest quarterly return was -3.73% for the fourth quarter of 2007. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	3.48%	12.03%	5-2-05
Class B	3.27%	11.73%	5-2-05
Class E*	N/A	N/A	N/A
Wilshire 5000 Stock Index	5.73%	12.39%	—
Lehman Brothers Universal Bond Index	6.52%	5.08%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2007.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Aggressive Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)(1)	0.73%		0.73%		0.73%

Total Annual Portfolio Operating Expenses(1)	0.87%		1.12%		1.02%
Fee Waiver and/or Expense Reimbursement(2)	(0.04%	)	(0.04%	)	(0.04%	)

Net Operating Expenses(1)(2)	0.83%		1.08%		0.98%

(1)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$85	$274	$478	$1,069
Class B	$110	$352	$613	$1,360
Class E	$100	$321	$559	$1,244

MetLife Aggressive Allocation Portfolio

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place a particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product

MetLife Aggressive Allocation Portfolio

lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

Many Underlying Portfolios (in particular, the Clarion Global Real Estate Portfolio, the Harris Oakmark International Portfolio, the Julius Baer International Stock Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the Oppenheimer Global Equity Portfolio and the RCM Technology Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Aggressive Allocation Portfolio

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Aggressive Allocation Portfolio

yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification.

Underlying Portfolios, such as the RCM Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be subject to risks particularly affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2007, MetLife Advisers managed approximately $39.5 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

MetLife Aggressive Allocation Portfolio

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is Director, Chairman of the Board, President and Chief Executive Office of the Fund and President and Trustee of the Trust. She has been Senior Vice President of MetLife, Inc. since 2007. She has been President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers since 2006. She has been President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. Prior to that, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Jeffrey L. Bernier joined Metropolitan Life in December 2007. He has been a Vice President of Metropolitan Life and a Senior Vice President of the Fund and MetLife Advisers since 2008. From July 2004 to December 2007, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001, Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

Ms. Forget and Messrs. Leland, Olson, Guthrie and McDevitt have been members of the Committee since 2005; Mr. Bernier, since 2008.

MetLife Aggressive Allocation Portfolio

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.10% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

BlackRock Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization companies, which may include common and preferred stocks. You will receive 60 days’ prior notice if this 80% minimum is going to change. BlackRock considers large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index, which is composed of value stocks in the Russell 1000 Index. As of June 22, 2007, the Russell 1000 Index included companies with capitalizations of approximately $2.5 billion and above. BlackRock will continue to consider stock of a company to be stock of a large capitalization company, and may continue to hold the stock, even if the company has moved outside the capitalization range of the Russell 1000 Value Index. In the future, BlackRock may define large capitalization companies using a different index or classification system. The Portfolio may invest up to 20% of its assets in smaller capitalization stocks. The Portfolio may also invest in foreign securities.

Stock Selection

The Portfolio emphasizes value-oriented investments and invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the subadviser believes are trading at below normal valuations. BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined—if BlackRock believes that a company is overvalued, the company will not be considered as an investment. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio’s benchmark, BlackRock reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

BlackRock Large Cap Value Portfolio

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio;

•	allocation among the economic sectors of the Portfolio as compared to its benchmark index; and

•	weighted individual stocks within the applicable index.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Large Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 21.55% for the second quarter of 2003, and the lowest quarterly return was -5.79% for the first quarter of 2003. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	3.39%	15.01%	8.77%	5-1-02
Class B	3.13%	14.73%	12.67%	7-30-02
Class E	3.27%	14.83%	8.61%	5-1-02
Russell 1000 Value Index	-0.17%	14.63%	9.39%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Large Cap Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.74%	0.99%	0.89%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$76	$237	$411	$918
Class B	$101	$315	$547	$1,213
Class E	$91	$284	$493	$1,096

BlackRock Large Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

BlackRock Large Cap Value Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Large Cap Value Portfolio

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the Portfolio’s investment strategy and the day-to-day management of its portfolio. He has been the Portfolio’s portfolio manager since October 2006. Mr. Doll has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive and Management Committees since October 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. from 2001 to 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio’s average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.

BlackRock Large Cap Value Portfolio

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Capital Guardian U.S. Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company (“Capital Guardian”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. For the purposes of this 80% minimum, “equity securities” are defined as securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in fixed-income securities convertible into equity securities. The Portfolio may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. For the purpose of this limit, Capital Guardian may define “foreign securities” based on factors such as the place of listing and the location of the issuer’s incorporation and headquarters. “Foreign securities” also includes American Depositary Receipts (“ADRs”). The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

Stock Selection

In selecting stocks for the Portfolio, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Portfolio companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Capital Guardian U.S. Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 19.35% for the second quarter of 2003, and the lowest quarterly return was -8.73% for the fourth quarter of 2007. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	-0.08%	11.87%	5.90%	5-1-02
Class B	-0.32%	11.59%	5.65%	5-1-02
Class E*	N/A	N/A	N/A	N/A
S&P 500 Index	5.49%	12.83%	7.57%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2007.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Capital Guardian U.S. Equity Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.71%	0.96%	0.86%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$73	$227	$395	$883
Class B	$98	$306	$531	$1,178
Class E	$88	$274	$477	$1,061

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Capital Guardian U.S. Equity Portfolio

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund’s directors, that it is liquid.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Capital Guardian U.S. Equity Portfolio

country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Capital Guardian U.S. Equity Portfolio

Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31, 2007, Capital Guardian managed approximately $128.1 billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment, within the limits provided by the Portfolio’s objectives and policies and by Capital Guardian’s investment committee. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

Michael Ericksen is a Senior Vice President and a Director of Capital Guardian as well as Chairman of Capital International Limited. He joined the Capital organization in 1987.

David Fisher is Chairman of the Board of The Capital Group Companies, Capital Group International, Inc. and Capital Guardian. He joined the Capital organization in 1969.

Theodore Samuels is a Senior Vice President and a Director of Capital Guardian. He joined the Capital organization in 1981.

Eric H. Stern is a Senior Vice President of Capital International Research, Inc. as well as Senior Vice President and Director of Capital Guardian. He joined the Capital organization in 1991.

Terry Berkemeier is a Senior Vice President of Capital Guardian as well as a Senior Vice President of Capital International Limited. He joined the Capital organization in 1992.

Alan J. Wilson is a Senior Vice President and Director of Capital Guardian as well as President and U.S. Research Director of Capital International Research, Inc. He joined the Capital organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital Guardian. She joined the Capital organization in 1990.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Capital Guardian U.S. Equity Portfolio

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.66% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis”), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio’s assets in equity securities of companies with market capitalizations of at least $10 billion. Davis manages equity funds using the Davis Investment Discipline. Davis conducts extensive research to identify well-managed companies, with durable business models, that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. The Portfolio typically invests a significant portion of its assets in the financial services sector. The Portfolio may also invest a limited portion of its assets in foreign securities, including American Depositary Receipts (“ADRs”), in companies of any size, and in companies whose shares may be subject to controversy.

Stock Selection

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

•	Proven track record.

•	Significant personal ownership in business.

•	Intelligent allocation of capital.

•	Smart application of technology to improve business and lower costs.

•	Strong balance sheet.

•	Low cost structure and low debt.

•	High after-tax returns on capital.

•	High quality of earnings.

•	Non-obsolescent products and services.

•	Dominant or growing market share in a growing market.

•	Global presence and brand names.

Davis Venture Value Portfolio

After Davis decides which common stocks it wishes to own, it attempts to determine the intrinsic value of those stocks. Davis seeks common stocks which can be purchased at attractive valuations relative to their intrinsic value. Davis’ goal is to invest in companies for the long term. It considers selling a stock if it believes the stock’s market price exceeds Davis’ estimate of the stock’s intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Davis Venture Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.58%	14.21%	7.84%	—	—
Class B	4.34%	13.94%	N/A	12.46%	7-30-02
Class E	4.43%	14.04%	N/A	5.95%	2-20-01
S&P 500 Index	5.49%	12.83%	5.91%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Davis Venture Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.73%	0.98%	0.88%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Class E	$90	$281	$488	$1,084

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Davis Venture Value Portfolio

Financial services risk.    The Portfolio typically invests a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Davis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Davis cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2007, Davis, together with its affiliated institutional asset management companies, managed approximately $105 billion in assets. Davis’ address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis and is located at 609 Fifth Avenue, New York, New York 10017.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Davis Venture Value Portfolio

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. They share joint decision-making authority in the day-to-day management of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis since October 1995. Mr. Feinberg has co-managed other equity funds for Davis since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

FI Large Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to the Portfolio, normally invests at least 80% of the Portfolio’s assets in securities of companies with large market capitalizations. You will receive 60 days’ prior notice if this 80% minimum is going to change. Pyramis normally invests the Portfolio’s assets primarily in common stocks. Although a universal definition of large market capitalization companies does not exist, for purposes of the Portfolio, Pyramis generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index or the Russell 1000 Index. As of December 31, 2007, the market capitalizations of companies in the S&P 500 Index ranged from $0.7 billion to $511.9 billion; however, 95% of the companies in the index had capitalizations above $2.2 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2007 was $12.0 billion. As of June 22, 2007, the Russell 1000 Index included companies with market capitalizations of $2.5 billion and above. A company’s market capitalization may be based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. The size of the companies in each index changes with market conditions and the composition of the index.

Pyramis may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

Investment Selection

Pyramis invests the Portfolio’s assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks.

Pyramis uses the Russell 1000 Growth Index as a guide in structuring the Portfolio and selecting its investments. Pyramis considers the Portfolio’s security, industry and market capitalization weightings relative to the index.

Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its

FI Large Cap Portfolio

industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Portfolio, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

Pyramis may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

FI Large Cap Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2006, the Portfolio succeeded to the operations of the Portfolio’s predecessor fund, the Large Cap Portfolio of the Travelers Series Trust, for which Travelers Asset Management International Company LLC was investment adviser and Fidelity Management & Research Company (“FMR”) was subadviser. MetLife Advisers became adviser to the Portfolio on the date of the succession, and FMR continued as subadviser to the Portfolio until April 28, 2008, when Pyramis became subadviser to the Portfolio. The performance information set forth below reflects the management of FMR but not of Pyramis.

During the period shown above, the highest quarterly return was 23.56% for the fourth quarter of 1998, and the lowest quarterly return was -18.34% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	3.94%	9.75%	4.30%	—	—
Class B	3.72%	N/A	N/A	3.62%	5-2-06
Class E	3.78%	N/A	N/A	3.69%	5-2-06
Russell 1000 Growth Index	11.81%	12.11%	3.83%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

FI Large Cap Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses	0.84%	1.09%	0.99%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$86	$268	$466	$1,037
Class B	$111	$347	$601	$1,329
Class E	$101	$315	$547	$1,213

FI Large Cap Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Pyramis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Pyramis cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

FI Large Cap Portfolio

risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates Rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

FI Large Cap Portfolio

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Portfolio Management

Pyramis is the subadviser to the Portfolio and makes the day-to-day investment management decisions for the Portfolio. Pyramis is a wholly-owned subsidiary of FMR. As of December 31, 2007, Pyramis managed approximately $6.2 billion in assets. Pyramis is located at 82 Devonshire Street, Boston, MA 02109.

Derek L. Chin and Jack Kerivan have been co-portfolio managers of the Portfolio since December 31, 2007. Mr. Chin began at Fidelity Investments in 2001 as a quantitative research analyst and co-portfolio manager. Mr. Chin has been a portfolio manager for Pyramis since January 2006. Since joining Pyramis in March 2006, Mr. Kerivan has worked as a portfolio manager. From 2000 until he joined Pyramis, Mr. Kerivan was Managing Director and Large Cap Growth Institutional Portfolio Manager at Putnam Investments.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Portfolio’s average daily net assets, 0.75% for the next $500 million and 0.70% for amounts over $750 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.77% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

FI Value Leaders Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks of well-known and established companies. Pyramis may also invest the Portfolio’s assets in convertible securities and debt securities. The Portfolio may invest in domestic and foreign issuers.

Investment Selection

Pyramis invests the Portfolio’s assets in securities of companies that possess valuable fixed assets or that it believes are undervalued in the marketplace in relation to factors such as the issuing company’s assets, earnings, or growth potential. These companies generally have one or more of the following characteristics: (1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) are selling at low market valuations of assets relative to the securities market in general, or may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a “turnaround” in earnings. The stocks of these companies are often called “value” stocks.

In buying and selling securities for the Portfolio, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Portfolio may not achieve its objective.

FI Value Leaders Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Value Leaders Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser from Westpeak Investment Advisors, L.P. (“Westpeak”) to Fidelity Management & Research Company (“FMR”), and the Portfolio changed its investment objective and principal investment strategies. On April 28, 2008, Pyramis succeeded FMR as subadviser to the Portfolio. Performance information set forth below reflects the management of Westpeak and FMR but not of Pyramis.

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.20%	13.26%	5.24%	—	—
Class B	3.94%	13.04%	N/A	11.73%	7-30-02
Class D	4.09%	N/A	N/A	4.67%	5-2-06
Class E	4.04%	13.09%	N/A	4.16%	5-1-01
Russell 1000 Value Index	-0.17%	14.63%	7.68%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

FI Value Leaders Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses	0.07%	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses	0.71%	0.96%	0.81%	0.86%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$73	$227	$395	$883
Class B	$98	$306	$531	$1,178
Class D	$83	$259	$450	$1,002
Class E	$88	$274	$477	$1,061

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.     The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many

FI Value Leaders Portfolio

countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Pyramis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Pyramis cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

FI Value Leaders Portfolio

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

Pyramis is the subadviser to the Portfolio and makes the day-to-day investment management decisions for the Portfolio. Pyramis is a wholly-owned subsidiary of FMR. As of December 31, 2007, Pyramis managed approximately $6.2 billion in assets. Pyramis is located at 82 Devonshire Street, Boston, MA 02109.

Ciaran O’Neill has managed the Portfolio since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001 he has served FMR as a portfolio manager for mutual funds and separate accounts. He left Fidelity briefly in April 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May 2005 as a portfolio manager for FMR. Mr. O’Neill has been a portfolio manager for Pyramis since January 2006.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.64% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC (“Jennison”), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio’s assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. Government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts (“ADRs”), American Depositary Shares or similar receipts and shares traded in U.S. markets. The Portfolio may have exposure to foreign currencies through its investment in foreign securities.

Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Jennison Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Jennison Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 13.65% for the second quarter of 2003, and the lowest quarterly return was -7.34% for the second quarter of 2006. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	11.67%	13.17%	6.53%	5-1-02
Class B	11.39%	12.87%	6.26%	5-1-02
Class E	11.54%	N/A	13.15%	4-27-05
Russell 1000 Growth Index	11.81%	12.11%	6.48%	—

Index since inception return based on Class A inception date.

Jennison Growth Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses(1)	0.67%	0.92%	0.82%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.66% for Class A shares, 0.91% for Class B shares and 0.81% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$68	$214	$373	$835
Class B	$94	$293	$509	$1,131
Class E	$84	$262	$455	$1,014

Jennison Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller or medium capitalization stocks. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Jennison Growth Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Jennison Growth Portfolio

Portfolio Management

As of December 31, 2007, Jennison managed in excess of $86 billion in assets. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Kathleen A. McCarragher, Spiros “Sig” Segalas and Michael A. Del Balso are the portfolio managers of the Portfolio. Ms. McCarragher generally has final authority over all aspects of the Portfolio’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Kathleen A. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He is a member of The New York Society of Security Analysts, Inc.

Michael A. Del Balso joined Jennison in 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. He is a member of The New York Society of Security Analysts, Inc.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the

Jennison Growth Portfolio

year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.63% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2007, the market capitalizations of companies in the S&P 500 Index ranged from $0.7 billion to $511.9 billion; however, 95% of the companies in the index had market capitalizations above $2.2 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2007 was $12.0 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.23%	12.50%	5.62%	—	—
Class B	4.97%	12.22%	N/A	3.17%	1-2-01
Class E	5.06%	12.32%	N/A	3.61%	5-1-01
S&P 500 Index	5.49%	12.83%	5.91%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

MFS® Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation and reasonable income.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization US companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies generally produce income and tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 35% of its assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Stock Selection

MFS uses a bottom-up approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

MFS® Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor and the TST MFS Value Predecessor, but not for the Portfolio.

During the period shown above, the highest quarterly return was 14.45% for the second quarter of 2003, and the lowest quarterly return was -15.28% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of Portfolio (7-20-98)
Class A	7.64%	14.97%	7.39%
Class B*	7.39%	14.73%	7.14%
Class E*	7.49%	14.83%	7.24%
Russell 1000 Value Index	-0.17%	14.63%	6.54%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

MFS® Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.72%		0.72%		0.72%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.77%		1.02%		0.92%
Fee Waiver(1)	(0.07%	)	(0.07%	)	(0.07%	)

Net Operating Expenses(1)	0.70%		0.95%		0.85%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$72	$239	$421	$948
Class B	$97	$318	$556	$1,241
Class E	$87	$286	$502	$1,125

MFS® Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MFS® Value Portfolio

maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2007, MFS had approximately $197.6 billion in assets under management.

The Portfolio has been co-managed by Nevin P. Chitkara and Steven R. Gorham since January 7, 2008. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the MFS investment management area since 1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the MFS investment management area since 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

MFS® Value Portfolio

MetLife Advisers contractually agreed, for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee as follows: 0.10% on the first $250 million of the combined average net assets of the Portfolio and the MFS Value Portfolio of the Met Investors Series Trust (the “Combined Assets”), 0.05% on the next $1 billion of Combined Assets, 0.10% on the next $250 million of Combined Assets, 0.20% on the next $1 billion of Combined Assets, 0.175% on the next $2.5 billion of Combined Assets, and 0.15% on Combined Assets over $5 billion. MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio and the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price’s classifications). You will receive 60 days’ prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 22, 2007, this included companies with capitalizations of approximately $2.5 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio’s objective.

Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

T. Rowe Price Large Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

T. Rowe Price Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -15.22% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	9.39%	13.68%	6.37%	11-9-98
Class B	9.15%	13.45%	12.15%	7-30-02
Class E	9.26%	13.50%	4.77%	5-1-01
S&P 500 Index	5.49%	12.83%	4.45%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

T. Rowe Price Large Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)(2)	0.67%	0.92%	0.82%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.635% for the first $50 million of the Portfolio’s average daily net assets. In addition, effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. This voluntary waiver may be terminated by MetLife Advisers at any time. If this voluntary waiver were reflected in the table, the Management Fee for each Class would be 0.58%, and Total Annual Operating Expenses would be 0.65% for Class A shares, 0.90% for Class B shares and 0.80% for Class E shares. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about these waivers.
(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.66% for Class A shares, 0.91% for Class B shares and 0.81% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$68	$214	$373	$835
Class B	$94	$293	$509	$1.131
Class E	$84	$262	$455	$1,014

T. Rowe Price Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Large Cap Growth Portfolio

risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same

T. Rowe Price Large Cap Growth Portfolio

general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over ten million retail and institutional accounts. As of December 31, 2007, T. Rowe Price and its affiliates had assets under management of approximately $400 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price Large Cap Growth Portfolio

The Portfolio is managed by an Investment Advisory Committee. P. Robert Bartolo, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since he became Chairman in October 2007 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $50 million of the Portfolio’s average daily net assets and 0.60% for amounts over $50 million. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.635% for the first $50 million of the Portfolio’s average daily net assets. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. In addition, effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about these fee waivers. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

BlackRock Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio’s total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. BlackRock generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index), the S&P MidCap 400 Index or a similar index. As of June 22, 2007, the market capitalizations of companies in the Russell Midcap Index ranged from $2.0 billion to $18.3 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.7 billion. As of December 31, 2007, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.3 billion to $12.4 billion; however, 95% of the companies in the index had market capitalizations above $0.8 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2007 was $2.4 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio’s total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. Government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. BlackRock may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under “More About Investment Strategies and Risks—Foreign Securities.”

Stock Selection

In selecting stocks, BlackRock takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. BlackRock generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. BlackRock looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

BlackRock Aggressive Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Aggressive Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 33.85% for the fourth quarter of 1999, and the lowest quarterly return was -25.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	20.58%	17.77%	5.59%	—	—
Class B	20.24%	N/A	N/A	12.02%	4-26-04
Class D	20.42%	N/A	N/A	10.87%	5-2-06
Class E	20.39%	17.59%	N/A	5.02%	5-1-01
Russell Midcap Growth Index	11.43%	17.90%	7.59%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

BlackRock Aggressive Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.71%	0.71%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.76%	1.01%	0.86%	0.91%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.74% for Class A shares, 0.99% for Class B shares, 0.84% for Class D shares and 0.89% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$78	$243	$422	$942
Class B	$103	$322	$558	$1,236
Class D	$88	$274	$477	$1,061
Class E	$93	$290	$504	$1,120

BlackRock Aggressive Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those

BlackRock Aggressive Growth Portfolio

countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Aggressive Growth Portfolio

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Aggressive Growth Portfolio

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Eileen M. Leary, Managing Director and Andrew R. Leger, Vice President. Ms. Leary joined BlackRock’s Small and Mid-Cap Growth Equity Team in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser. From 2002 until she joined BlackRock, Ms. Leary was a Portfolio Manager at State Street Research and was responsible for the day-to-day management of the Portfolio. She joined State Street Research in 1989 and has been an investment professional since 1993.

Andrew R. Leger, Vice President and research analyst, is a member of the Small and Mid-Cap Growth Equity Team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.71% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days’ prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, Pyramis generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell Midcap Index. As of December 31, 2007, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.3 billion to $12.4 billion; however, 95% of the companies in the index had market capitalizations above $0.8 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2007 was $2.4 billion. As of June 22 2007, the market capitalization of companies in the Russell Midcap Index ranged from $2.0 billion to $18.3 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.7 billion. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Pyramis may also invest the Portfolio’s assets in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

Investment Selection

In buying and selling securities for the Portfolio, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Pyramis seeks for the Portfolio investments in companies with improving business fundamentals and accelerating growth.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Portfolio may not achieve its objective.

FI Mid Cap Opportunities Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Mid Cap Opportunities Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Janus Capital Management LLC (“Janus”) to Fidelity Management & Research Company (“FMR”) and also changed its principal investment strategies. On April 28, 2008, Pyramis succeeded FMR as subadviser to the Portfolio. Performance information set forth below reflects the management of Janus and FMR but not of Pyramis.

During the period shown above, the highest quarterly return was 59.36% for the fourth quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	8.33%	15.36%	6.69%	—	3-3-97
Class B	8.11%	15.08%	N/A	-0.50%	1-2-01
Class E	8.18%	15.21%	N/A	1.47%	5-1-01
S&P MidCap 400 Index	7.98%	16.19%	11.20%	—	—
Russell Midcap Growth Index*	11.43%	17.90%	7.59%	—	—

Index since inception return based on Class A inception date.

*	In the future, the Portfolio’s performance will be compared to the Russell Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio’s subadviser believes that the Russell Midcap Growth Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

FI Mid Cap Opportunities Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.73%	0.98%	0.88%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Class E	$90	$281	$488	$1,084

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

FI Mid Cap Opportunities Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer’s home country. Pyramis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Pyramis cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

FI Mid Cap Opportunities Portfolio

may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

Pyramis is the subadviser to the Portfolio and makes the day-to-day investment management decisions for the Portfolio. Pyramis is a wholly-owned subsidiary of FMR. As of December 31, 2007, Pyramis managed approximately $6.2 billion in assets. Pyramis is located at 82 Devonshire Street, Boston, MA 02109.

David Rose has managed the Portfolio since April 2008. Mr. Rose joined Pyramis in 2007 and previously was a mid-cap growth manager at American Century Investments.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio’s average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index (“S&P MidCap 400 Index”). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2007, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.3 billion to $12.4 billion; however, 95% of the companies in the index had market capitalizations above $0.8 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2007 was $2.4 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P MidCap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P MidCap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P MidCap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Mid Cap Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	7.78%	15.85%	8.75%	7-5-00
Class B	7.52%	15.55%	8.79%	1-2-01
Class E	7.66%	15.68%	8.71%	5-1-01
S&P MidCap 400 Index	7.98%	16.19%	8.95%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Mid Cap Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.33%		0.58%		0.48%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.32%		0.57%		0.47%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the

MetLife Mid Cap Stock Index Portfolio

market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Mid Cap Stock Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

BlackRock Strategic Value Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio’s total assets in small-cap stocks which in the opinion of BlackRock are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index (composed of value stocks in the Russell 2000 Index) or the S&P SmallCap 600 Index. As of June 22, 2007, the highest market capitalization of companies in the Russell 2000 Index was $2.5 billion. As of December 31, 2007, the highest capitalization of companies in the S&P SmallCap 600 Index was $4.9 billion. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if BlackRock continues to believe that those shares are an attractive investment. The Portfolio’s stock investments may include common and preferred stocks, convertible securities and warrants.

BlackRock may adjust the composition of the Portfolio’s holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio’s total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks or growth stocks. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor’s or Moody’s C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. Government securities. The Portfolio may invest in foreign securities.

Stock Selection

In choosing among small company stocks, BlackRock takes a value approach, searching for those companies that appear, in the opinion of BlackRock, to be trading below their true worth. BlackRock uses research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. BlackRock looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

Investment grade:    Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

BlackRock Strategic Value Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of value stocks or growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

BlackRock Strategic Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 22.00% for the second quarter of 2003, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	-3.45%	15.24%	11.65%	7-5-00
Class B	-3.69%	14.84%	6.98%	5-1-01
Class E	-3.58%	15.08%	7.15%	5-1-01
Russell 2000 Value Index	-9.78%	15.80%	12.33%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Strategic Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses(1)	0.88%	1.13%	1.03%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.85% for Class A shares, 1.10% for Class B shares and 1.00% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$90	$281	$488	$1,084
Class B	$115	$359	$622	$1,375
Class E	$105	$328	$569	$1,259

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

BlackRock Strategic Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Strategic Value Portfolio

may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Strategic Value Portfolio

could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Wayne J. Archambo, Managing Director and Kate O’Connor, Managing Director.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Strategic Value Portfolio

Mr. Archambo heads BlackRock’s Small and Mid-Cap Value Equity Team, which consists of ten investment professionals. He is a member of BlackRock, Inc.’s Global Equity Operating Committee and Equity Investment Strategy Group. From 1995 until joining BlackRock in 2002, Mr. Archambo was a founding partner of Boston Partners Asset Management, L.P. (“BPAM”), where he was a manager of that firm’s small and mid cap value equity products.

Ms. O’Connor is a member of BlackRock’s Small and Mid-Cap Value Equity Team and is also responsible for coverage of the health care sector. From 2000 until joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC. From 1997 until 2000, she was a principal at BPAM.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.82% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio’s assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. As of June 22, 2007, the highest market capitalization of the Russell 2000 Index was $2.5 billion. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio’s assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks.    Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks.    When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

Loomis Sayles Small Cap Portfolio

•

Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	11.90%	17.26%	8.02%	—	—
Class B	11.63%	17.06%	N/A	14.63%	7-30-02
Class E	11.73%	17.09%	N/A	8.30%	5-1-01
Russell 2000 Index	-1.57%	16.25%	7.08%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Loomis Sayles Small Cap Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.90%		0.90%		0.90%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(1)	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses(1)	0.95%		1.20%		1.10%
Fee Waiver(2)	(0.05%	)	(0.05%	)	(0.05%	)

Net Operating Expenses(1)(2)	0.90%		1.15%		1.05%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.94% for Class A shares, 1.19% for Class B shares and 1.09% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.89% for Class A shares, 1.14% for Class B shares and 1.04% for Class E shares.
(2)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$92	$298	$521	$1,162
Class B	$117	$376	$655	$1,450
Class E	$107	$345	$601	$1,336

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Loomis Sayles Small Cap Portfolio

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund’s directors, that it is liquid.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Loomis Sayles Small Cap Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.     The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2007, Loomis Sayles managed

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio

approximately $130 billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

John J. Slavik, Mark F. Burns and Joseph R. Gatz are the day-to-day portfolio managers of the Portfolio and make the final investment decisions for the Portfolio. Mr. Slavik and Mr. Burns manage the small cap growth portion of the Portfolio. Mr. Gatz manages the small cap value portion of the Portfolio with Daniel G. Thelen. Mr. Slavik, Mr. Burns and Mr. Gatz also make decisions with respect to the allocation of the Portfolio between small cap growth and small cap value stocks.

Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005 and has been a co-manager of the Portfolio since May 2005. From 2000 until he joined Loomis Sayles, Mr. Slavik was a Vice President and portfolio manager at Westfield Capital Management, LLC. From 1996 until 2000, he was a Vice President, equity research, and a member of the portfolio management team at Harbor Capital Management. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst and has co-managed the Portfolio since January 2005. Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999 and has co-managed the Portfolio since January 2000. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000 and has been with Loomis Sayles since 1996.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets and 0.80% for amounts over $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 22, 2007, the highest market capitalization of companies in the Russell 2000 Index was $2.5 billion. As of the same date, the median market capitalization of companies in the Russell 2000 Index was approximately $0.7 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Russell 2000 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least ..95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Russell 2000 Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 23.01% for the second quarter of 2003, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	-1.58%	15.85%	8.34%	11-9-98
Class B	-1.84%	15.57%	8.09%	1-2-01
Class E	-1.66%	15.70%	7.71%	5-1-01
Russell 2000 Index	-1.57%	16.25%	8.70%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Russell 2000 Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.33%		0.58%		0.48%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.32%		0.57%		0.47%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Russell 2000 Index Portfolio

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Russell 2000 Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in a diversified group of small capitalization companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies in the MSCI US Small Cap Growth Index. As of December 31, 2007, this included companies with market capitalizations of between approximately $87 million and $6.1 billion. The market capitalization limits will vary with market fluctuations. The Portfolio may on occasion purchase a stock whose market capitalization exceeds the range, and it will not automatically sell a stock just because the company’s market capitalization has grown beyond the upper end of the range. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a “bottom up” manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

T. Rowe Price Small Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	9.86%	14.67%	4.76%	—	—
Class B	9.53%	14.48%	N/A	13.09%	7-30-02
Class E	9.68%	14.50%	N/A	5.08%	5-1-01
MSCI US Small Cap Growth Index	9.71%	18.46%	8.50%	—	—

T. Rowe Price Small Cap Growth Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio.    This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.08%	0.08%	0.08%

Total Annual Portfolio Operating Expenses(1)	0.59%	0.84%	0.74%

(1)	Effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. If this waiver were reflected in the table, the Management Fee for each Class would be 0.49%, and Total Annual Operating Expenses would be 0.57% for Class A shares, 0.82% for Class B shares and 0.72% for Class E shares. This waiver may be terminated by MetLife Advisers at any time. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about this Management Fee waiver.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$61	$190	$330	$740
Class B	$86	$269	$467	$1,040
Class E	$76	$237	$413	$921

T. Rowe Price Small Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio’s investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to

T. Rowe Price Small Cap Growth Portfolio

events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stock that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Small Cap Growth Portfolio

issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over ten million retail and institutional accounts. As of December 31, 2007, T. Rowe Price and its affiliates had assets under management of approximately $400 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Sudhir Nanda, Committee Chairman, has had day-to-day

T. Rowe Price Small Cap Growth Portfolio

responsibility for management of the Portfolio since he became Chairman in October 2006 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Nanda joined T. Rowe Price in 2000 and has been managing investments since 1999.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about this fee waiver. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.51% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Julius Baer International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Julius Baer Investment Management LLC (“JBIM”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of its assets in stocks. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio normally invests in companies with a minimum market capitalization of $2.5 billion. The Portfolio normally invests in at least four or five different countries and at least 65% of its total assets in no fewer than three different countries outside the U.S. The Portfolio may also invest up to 25% of its total assets in emerging market securities.

The Portfolio may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), mutual funds, exchange-traded funds (“ETFs”), Rule 144A securities, and real estate investment trusts (“REITs”).

The Portfolio may also use financial futures, commodity futures and options, swaps, warrants and other derivatives for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

Stock Selection

The Portfolio is not constrained by a particular investment style. It may invest in “growth” or “value” securities. JBIM chooses securities in industries and companies whose products and services it believes are in demand. JBIM considers for the Portfolio companies with above average earnings potential, companies that are dominant within their industries, companies within industries that are undergoing dramatic change, and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency values and prospects for economic growth in a country or region.

JBIM selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets, such as Western Europe, Australia, New Zealand and Canada, the stock selection process is primarily bottom-up, in which JBIM concentrates on factors such as company balance sheets and industry performance relative to the broader economy. In emerging markets, JBIM uses a top-down selection process, focusing on the economic and political factors of particular areas. When selecting Japanese companies, JBIM uses a combination of bottom-up and top-down analysis to best assess specific companies in the context of economic and political factors within Japan.

Stocks include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Julius Baer International Stock Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Julius Baer International Stock Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 7, 2008, JBIM succeeded Fidelity Management & Research Company (“FMR”) as subadviser to the Portfolio. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC (“Putnam”) as subadviser to the Portfolio. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. (“Santander”) as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of FMR, Putnam and Santander but not of JBIM.

During the period shown above, the highest quarterly return was 17.74% for the first quarter of 1998, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	10.33%	18.08%	6.79%	—	—
Class B	10.07%	17.80%	N/A	11.55%	5-1-02
Class E	10.20%	17.90%	N/A	7.52%	5-1-01
MSCI EAFE Index	11.17%	21.59%	8.66%	—	—
MSCI All Country World ex-US Index*	16.65%	24.02%	N/A**	—	—

*	In the future, the Portfolio’s performance will be compared to the MSCI All Country World ex-US Index instead of the MSCI EAFE Index. The Portfolio’s subadviser believes that the MSCI All Country World ex-US Index better reflects the universe of securities in which the Portfolio invests.

**	The MSCI All Country World ex-US Index has not been in existence for ten years.

Julius Baer International Stock Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.84%		0.84%		0.84%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.12%		0.12%		0.12%

Total Annual Portfolio Operating Expenses(2)	0.96%		1.21%		1.11%
Fee Waiver(1)	(0.04%	)	(0.04%	)	(0.04%	)

Net Operating Expenses(1)(2)	0.92%		1.17%		1.07%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million.

(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.92% for Class A shares, 1.17% for Class B shares and 1.07% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.88% for Class A shares, 1.13% for Class B shares and 1.03% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$94	$302	$527	$1,174
Class B	$119	$380	$661	$1,462
Class E	$109	$349	$608	$1,348

Julius Baer International Stock Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. JBIM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, JBIM cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Julius Baer International Stock Portfolio

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Julius Baer International Stock Portfolio

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless JBIM determines, under guidelines established by the Fund’s directors, that it is liquid.

Futures Contracts.    The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets. If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

JBIM is a wholly owned subsidiary of Julius Baer Americas, Inc. (“JBA”). JBIM and JBA are located at 330 Madison Avenue, New York, NY 10017. JBA is a wholly owned subsidiary of Julius Baer Holding Ltd. (“JBH”) of Zurich, Switzerland. (JBH, its subsidiaries and affiliates are referred to as the Julius Baer Group.) As of December 31, 2007, JBIM had assets under management of approximately $75.2 billion. JBIM has announced a plan for an initial public offering of JBA (the “IPO”), which is expected to occur in 2008. Upon completion of the IPO, JBIM would become a wholly-owned subsidiary of JB Americas Holdings, LLC, a Delaware limited liability company (“JBAH LLC”). JBAH LLC would be a majority owned subsidiary of JBA, which would be publicly traded under the name Artio Global Investors Inc.

Rudolph-Riad Younes and Richard Pell have been primarily responsible for the day-to-day management of the Portfolio since January 7, 2008. Mr. Younes serves as lead portfolio manager of the Portfolio. He has been Senior Vice President and Head of International Equity of JBIM since 2000, and with the Julius Baer Group since 1993. Mr. Pell has been Chief Investment Officer and Senior Vice President of JBIM since 2000, and with the Julius Baer Group since 1995.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. MetLife Advisers contractually agreed, for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.84% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio and the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. As of December 31, 2007, the market capitalizations of companies in the MSCI EAFE Index ranged from $0.2 billion to $233.4 billion. As of the same date, the median market capitalization of companies in the MSCI EAFE Index was $4.4 billion. As of December 31, 2007, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the MSCI EAFE Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt

Morgan Stanley EAFE Index Portfolio

to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 18.93% for the second quarter of 2003, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	10.82%	21.04%	7.60%	11-9-98
Class B	10.52%	20.70%	7.58%	1-2-01
Class E	10.58%	20.82%	9.20%	5-1-01
MSCI EAFE Index	11.17%	21.59%	8.08%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Morgan Stanley EAFE Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.30%		0.30%		0.30%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.12%		0.12%		0.12%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.43%		0.68%		0.58%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.42%		0.67%		0.57%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725

Morgan Stanley EAFE Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Morgan Stanley EAFE Index Portfolio

conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Morgan Stanley EAFE Index Portfolio

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.293%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.293% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Oppenheimer Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide.

•	Companies that stand to benefit from global growth trends.

•	Businesses with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Oppenheimer Global Equity Portfolio

business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

•

The Portfolio focuses its investments in mid- and large-capitalization companies, but it may also invest in stocks of small capitalization companies. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Oppenheimer Global Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2005, the Portfolio changed its subadviser from Deutsche Investment Management Americas Inc. to Oppenheimer, and the Portfolio also changed its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -16.60% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	6.49%	16.99%	8.23%	—	—
Class B	6.26%	N/A	N/A	13.88%	4-26-04
Class E	6.31%	16.84%	N/A	7.53%	5-1-01
MSCI World Index (net dividends)	9.04%	16.96%	7.00%	—	—

Oppenheimer Global Equity Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.10%	0.10%	0.10%

Total Annual Portfolio Operating Expenses	0.61%	0.86%	0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$62	$195	$340	$762
Class B	$88	$274	$477	$1,061
Class E	$78	$243	$422	$942

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Oppenheimer Global Equity Portfolio

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization Risk.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Industry Focus.    At times, the Portfolio may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that the Portfolio has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry. The Portfolio does not concentrate 25% or more of its total assets in investments in any one industry.

Investing in Special Situations.    Periodically, the Portfolio might use aggressive investment techniques. These might include seeking to benefit from what Oppenheimer perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

Oppenheimer Global Equity Portfolio

Cyclical Opportunities.    The Portfolio may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if Oppenheimer believes they have growth potential. The Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

Foreign Securities

The Portfolio expects to have substantial investments in foreign securities. For purposes of the Portfolio’s investment allocations, foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. Government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are considered to be foreign securities for the purpose of the Portfolio’s investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or

Oppenheimer Global Equity Portfolio

similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Oppenheimer may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Oppenheimer cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Oppenheimer Global Equity Portfolio

the Portfolio’s net assets would be invested in securities considered to be illiquid by Oppenheimer.

Portfolio Management

Oppenheimer has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed approximately $260 billion in assets as of December 31, 2007. Oppenheimer is located at Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008.

Rajeev Bhaman is principally responsible for the day-to-day management of the Portfolio. Mr. Bhaman has been with Oppenheimer since 1996. He is a Senior Vice President of Oppenheimer, and a Portfolio Manager of various Oppenheimer funds. He is also a Chartered Financial Analyst charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio mangers’ ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio’s average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.51% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

BlackRock Diversified Portfolio

United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

BlackRock Diversified Portfolio

attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2007, the duration of this index was 4.4 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.90%	9.55%	5.28%	—	—
Class B	5.62%	N/A	N/A	6.98%	4-26-04
Class E	5.71%	9.38%	N/A	3.91%	5-1-01
Russell 1000 Index	5.77%	13.43%	6.20%	—	—
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

BlackRock Diversified Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.50%	0.75%	0.65%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$51	$160	$280	$628
Class B	$77	$240	$417	$930
Class E	$66	$208	$362	$810

BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Diversified Portfolio

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Diversified Portfolio

or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit

BlackRock Diversified Portfolio

card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment

BlackRock Diversified Portfolio

of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency,

BlackRock Diversified Portfolio

corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the investment strategy and the day-to-day management of the equity portion of the Portfolio. He has been the portfolio manager for the equity portion of the Portfolio since October 2006. Mr. Doll has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive and Management Committees since October 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. from 2001 to 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

MFS® Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

The Portfolio invests in a combination of equity and fixed income securities.

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, under normal circumstances seeks to invest between 40% and 75% of the Portfolio’s net assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, and at least 25% of the Portfolio’s net assets in fixed-income senior securities. While MFS may invest the Portfolio’s assets in companies of any size, MFS generally focuses on companies with large capitalizations ($5 billion or more).

The fixed-income securities in which the Portfolio may invest include, but are not limited to, corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. Generally, substantially all of the Portfolio’s investments in debt instruments are rated investment grade. Consistent with the principal investment strategies above, the Portfolio may invest up to 25% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Investment Selection

MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-back securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

MFS® Total Return Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio, of large capitalization stocks, or of value stocks, in general.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio’s assets in fixed-income securities.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS® Total Return Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to Total Return. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of both Back Bay Advisors and MFS.

During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.38%	9.47%	6.17%	—	—
Class B	4.12%	9.20%	N/A	6.51%	5-1-02
Class E	4.22%	N/A	N/A	7.52%	4-26-04
Class F	4.18%	N/A	N/A	7.33%	5-2-06
S&P 500 Index	5.49%	12.83%	5.91%	—	—
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

MFS® Total Return Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class F
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E	Class F
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%	0.20%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.58%	0.83%	0.73%	0.78%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.57% for Class A shares, 0.82% for Class B shares, 0.72% for Class E shares and 0.77% for Class F shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$59	$186	$324	$726
Class B	$85	$265	$460	$1,025
Class E	$75	$233	$406	$906
Class F	$80	$249	$433	$966

MFS® Total Return Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

MFS® Total Return Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MFS® Total Return Portfolio

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Over-the-Counter (“OTC”) Transactions.    The Portfolio may engage in over-the-counter transactions, which involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2007, MFS had approximately $197.6 billion in assets under management.

The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an Investment Officer of MFS. The team is comprised of Michael W. Roberge, an MFS Executive Vice President, and Steven R. Gorham, Richard O. Hawkins, Nevin P. Chitkara, William P. Douglas and Gregory W. Locraft, Jr., each an Investment Officer of MFS.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the MFS investment management area since 1996.

MFS® Total Return Portfolio

Mr. Gorham and Mr. Chitkara are responsible for the Large-Cap Value Equities portion of the Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the MFS investment management area since 1992; Mr. Chitkara, since 1997. Mr. Locraft is responsible for the Multi-Cap Value Equities portion of the Portfolio. He has been employed in the MFS investment management area since 1998. Mr. Roberge and Mr. Hawkins are responsible for the Debt Securities portion of the Portfolio. Mr. Roberge has been employed in the MFS investment management area since 1996; Mr. Hawkins, since 1998. Mr. Douglas is responsible for the Mortgage-Backed Debt Securities portion of the Portfolio. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP for ten years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.60% for the first $250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.53% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

BlackRock Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. Government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

BlackRock Bond Income Portfolio

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2007, the duration of this index was 4.4 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

BlackRock Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 4.10% for the third quarter of 2001, and the lowest quarterly return was -2.69% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	6.29%	4.67%	5.70%	—	—
Class B	6.02%	4.40%	N/A	5.30%	5-1-01
Class E	6.13%	4.51%	N/A	5.16%	4-23-02
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

BlackRock Bond Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.38%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.06%		0.06%		0.06%

Total Annual Portfolio Operating Expenses	0.44%		0.69%		0.59%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.43%		0.68%		0.58%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.325% for the amounts over $1 billion but less than $2 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$44	$140	$245	$554
Class B	$69	$220	$383	$858
Class E	$59	$188	$328	$737

BlackRock Bond Income Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Bond Income Portfolio

risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Bond Income Portfolio

not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates.

BlackRock Bond Income Portfolio

The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through

BlackRock Bond Income Portfolio

the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

BlackRock Bond Income Portfolio

Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.38% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the “Index”) is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities ERISA-Eligible Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Lehman Brothers Aggregate Bond Index Portfolio

the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Lehman Brothers Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	6.87%	4.15%	5.38%	11-9-98
Class B	6.66%	3.90%	5.06%	1-2-01
Class E	6.71%	3.99%	5.21%	5-1-01
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.81%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Lehman Brothers Aggregate Bond Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.30%		0.55%		0.45%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.29%		0.54%		0.44%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$30	$95	$168	$380
Class B	$55	$175	$306	$688
Class E	$45	$143	$251	$566

Lehman Brothers Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Lehman Brothers Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Lehman Brothers Aggregate Bond Index Portfolio

and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.244%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.244% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Western Asset Management U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is to maximize total return consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities (“U.S. Government Securities”), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations (“CMOs”) that relate to U.S. Government Securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. Assets are allocated among various classes of securities, including U.S. Treasury Securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio may invest include GNMA and FNMA mortgage-backed securities, as well as privately issued mortgage-backed securities, including CMOs.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will normally be between 2 and 5 years.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Western Asset Management U.S. Government Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•	Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

Western Asset Management U.S. Government Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of both SBAM and Western Asset.

During the period shown above, the highest quarterly return was 4.34% for the third quarter of 2001, and the lowest quarterly return was -1.42% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.35%	2.98%	4.74%	—	—
Class B	4.03%	2.73%	N/A	3.19%	7-30-02
Class E	4.13%	2.80%	N/A	3.91%	5-1-01
Lehman Brothers Intermediate U.S. Government Bond Index	8.46%	3.69%	5.55%	—	—

Western Asset Management U.S. Government Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.49%	0.49%	0.49%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.54%	0.79%	0.69%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$55	$173	$302	$677
Class B	$81	$252	$439	$978
Class E	$70	$221	$384	$859

Western Asset Management U.S. Government Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs).    One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Western Asset Management U.S. Government Portfolio

underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $456.6 billion as of December 31, 2007. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Mark Lindbloom, Frederick Marki, Edward A. Moody and Carl Eichstaedt, manages the Portfolio.

Messrs. Leech, Walsh, Moody and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006, prior to which he was a managing director of SBAM and a Senior Portfolio Manager responsible for managing SBAM’s Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies from 1986. Mr. Marki was a director of SBAM and a Senior Portfolio Manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies from 1991.

Messrs. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Lindbloom, Marki, Moody and Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Western Asset Management U.S. Government Portfolio

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio’s average daily net assets and 0.45% for amounts over $500 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

BlackRock Money Market Portfolio

or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.07%	2.90%	3.61%	—	—
Class B	4.80%	2.64%	N/A	2.45%	5-1-01
Class E	4.91%	N/A	N/A	2.87%	4-23-03
91-Day Treasury Bill Rate	5.00%	3.07%	3.77%	—	—

BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.33%		0.33%		0.33%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%

Total Annual Portfolio Operating Expenses	0.40%		0.65%		0.55%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.39%		0.64%		0.54%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$40	$127	$223	$504
Class B	$65	$207	$361	$809
Class E	$55	$175	$306	$688

BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Money Market Portfolio

payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.33% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. For each Portfolio other than the Asset Allocation Portfolios, MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company, the Qualified Plan or the Asset Allocation Portfolios. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

The net asset value of each Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolios. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts, variable life contracts and Qualified Plans are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information regarding their own tax situations including the possible applicability of foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury Regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a Portfolio’s shares. Please see the SAI for more information.

Since the shareholders of the Portfolios will be Separate Accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences of purchasing and owning the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract. Please see the SAI for more information on taxes.

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index and the Standard & Poor’s MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, “S&P MidCap 400”, “Standard & Poor’s MidCap 400”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2007) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to FI Large Cap Portfolio and MFS Value Portfolio, in each case for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund (with the exception of the MFS Value Portfolio), along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2007, which is available upon request. D&T’s report with respect to the MFS Value Portfolio’s predecessor fund, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”), along with such Portfolio’s financial statements, including any notes thereto, are included in the annual report of the Met Investors Series Trust for the period ended December 31, 2007. The information in the following tables for FI Large Cap Portfolio for periods prior to 2005 is derived from the financial statements of FI Large Cap Portfolio’s predecessor fund, the Large Cap Portfolio of the Travelers Series Trust (the “TST FI Large Cap Predecessor”). The information in the following tables for MFS Value Portfolio for periods prior to 2005 is derived from the financial statements of a predecessor to the MIST MFS Value Predecessor, the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”). The information for both the TST FI Large Cap Predecessor and the TST MFS Value Predecessor was audited by KPMG LLP, whose reports for such funds, each dated February 18, 2005, express an unqualified opinion.

MetLife Conservative Allocation Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$10.58	$10.37	$10.00

Income From Investment Operations
Net investment income	0.22 (b)	0.36	0.03
Net realized and unrealized gain on investments	0.39	0.36	0.38

Total from investment operations	0.61	0.72	0.41

Less Distributions
Distributions from net investment income	0.00	(0.37)	(0.03)
Distributions from net realized capital gains	(0.01)	(0.14)	(0.01)

Total distributions	(0.01)	(0.51)	(0.04)

Net Asset Value, End of Period	$11.18	$10.58	$10.37

Total Return (%)	5.7	7.3	4.1	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.15	0.19	1.05	(e)
Ratio of net investment income to average net assets (%) (f)	2.05	2.75	0.96	(e)
Portfolio turnover rate (%)	40	24	32	(e)
Net assets, end of period (000)	$25,447	$11,030	$2,785

	Class B
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$10.54	$10.36	$10.00

Income From Investment Operations
Net investment income	0.19 (b)	0.34	0.03
Net realized and unrealized gain on investments	0.40	0.34	0.37

Total from investment operations	0.59	0.68	0.40

Less Distributions
Distributions from net investment income	0.00	(0.36)	(0.03)
Distributions from net realized capital gains	(0.01)	(0.14)	(0.01)

Total distributions	(0.01)	(0.50)	(0.04)

Net Asset Value, End of Period	$11.12	$10.54	$10.36

Total Return (%)	5.6	6.9	4.0	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.40	0.44	1.30	(e)
Ratio of net investment income to average net assets (%) (f)	1.77	1.89	1.00	(e)
Portfolio turnover rate (%)	40	24	32	(e)
Net assets, end of period (000)	$146,657	$56,247	$12,638

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(g)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

MetLife Conservative to Moderate Allocation Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.07	$10.60	$10.00

Income From Investment Operations
Net investment income	0.21 (b)	0.31	0.04
Net realized and unrealized gain on investments	0.35	0.70	0.60

Total from investment operations	0.56	1.01	0.64

Less Distributions
Distributions from net investment income	0.00	(0.32)	(0.04)
Distributions from net realized capital gains	(0.02)	(0.22)	0.00

Total distributions	(0.02)	(0.54)	(0.04)

Net Asset Value, End of Period	$11.61	$11.07	$10.60

Total Return (%)	5.1	9.8	6.4	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.11	0.12	0.41	(e)
Ratio of net investment income to average net assets (%) (f)	1.86	2.45	1.28	(e)
Portfolio turnover rate (%)	19	18	3	(e)
Net assets, end of period (000)	$63,055	$35,874	$10,457

	Class B
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.02	$10.58	$10.00

Income From Investment Operations
Net investment income	0.17 (b)	0.29	0.03
Net realized and unrealized gain on investments	0.36	0.68	0.59

Total from investment operations	0.53	0.97	0.62

Less Distributions
Distributions from net investment income	0.00	(0.31)	(0.04)
Distributions from net realized capital gains	(0.02)	(0.22)	0.00

Total distributions	(0.02)	(0.53)	(0.04)

Net Asset Value, End of Period	$11.53	$11.02	$10.58

Total Return (%)	4.8	9.4	6.2	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.36	0.37	0.66	(e)
Ratio of net investment income to average net assets (%) (f)	1.48	1.64	1.27	(e)
Portfolio turnover rate (%)	19	18	3	(e)
Net assets, end of period (000)	$653,415	$255,011	$48,388

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(g)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

MetLife Moderate Allocation Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.52	$10.82	$10.00

Income From Investment Operations
Net investment income	0.17 (b)	0.24	0.04
Net realized and unrealized gain on investments	0.36	1.04	0.83

Total from investment operations	0.53	1.28	0.87

Less Distributions
Distributions from net investment income	(0.03)	(0.24)	(0.05)
Distributions from net realized capital gains	(0.02)	(0.34)	0.00

Total distributions	(0.05)	(0.58)	(0.05)

Net Asset Value, End of Period	$12.00	$11.52	$10.82

Total Return (%)	4.5	12.2	8.7	(c)
Ratio of operating expenses to average net assets (%) (d)	0.09	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (h)	0.09	0.11	0.29	(e)
Ratio of net investment income to average net assets (%) (f)	1.44	1.67	1.57	(e)
Portfolio turnover rate (%)	14	19	1	(e)
Net assets, end of period (000)	$171,934	$90,126	$21,245

	Class B
	Year ended December 31,
	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$11.48		$10.81	$10.00

Income From Investment Operations
Net investment income	0.12	(b)	0.22	0.04
Net realized and unrealized gain on investments	0.38		1.02	0.81

Total from investment operations	0.50		1.24	0.85

Less Distributions
Distributions from net investment income	(0.00	)(g)	(0.23)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.34)	0.00

Total distributions	(0.02)		(0.57)	(0.04)

Net Asset Value, End of Period	$11.96		$11.48	$10.81

Total Return (%)	4.4		11.8	8.5	(c)
Ratio of operating expenses to average net assets (%) (d)	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (h)	0.34		0.36	0.54	(e)
Ratio of net investment income to average net assets (%) (f)	0.98		0.98	1.45	(e)
Portfolio turnover rate (%)	14		19	1	(e)
Net assets, end of period (000)	$2,127,614		$650,789	$101,018

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(g)	Distributions for the period were less than $0.01.
(h)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

MetLife Moderate to Aggressive Allocation Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.98	$11.05	$10.00

Income From Investment Operations
Net investment income	0.12 (b)	0.17	0.04
Net realized and unrealized gain on investments	0.38	1.39	1.05

Total from investment operations	0.50	1.56	1.09

Less Distributions
Distributions from net investment income	(0.03)	(0.18)	(0.04)
Distributions from net realized capital gains	(0.02)	(0.45)	0.00

Total distributions	(0.05)	(0.63)	(0.04)

Net Asset Value, End of Period	$12.43	$11.98	$11.05

Total Return (%)	4.1	14.6	10.9	(c)
Ratio of operating expenses to average net assets (%) (d)	0.09	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (h)	0.09	0.11	0.34	(e)
Ratio of net investment income to average net assets (%) (f)	0.95	1.07	1.34	(e)
Portfolio turnover rate (%)	14	23	2	(e)
Net assets, end of period (000)	$155,393	$80,728	$13,388

	Class B
	Year ended December 31,
	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$11.94		$11.04	$10.00

Income From Investment Operations
Net investment income	0.07	(b)	0.16	0.04
Net realized and unrealized gain on investments	0.40		1.36	1.05

Total from investment operations	0.47		1.52	1.08

Less Distributions
Distributions from net investment income	(0.00	)(g)	(0.17)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.45)	0.00

Total distributions	(0.02)		(0.62)	(0.04)

Net Asset Value, End of Period	$12.39		$11.94	$11.04

Total Return (%)	3.9		14.2	10.8	(c)
Ratio of operating expenses to average net assets (%) (d)	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (h)	0.34		0.36	0.59	(e)
Ratio of net investment income to average net assets (%) (f)	0.56		0.54	1.33	(e)
Portfolio turnover rate (%)	14		23	2	(e)
Net assets, end of period (000)	$2,216,517		$638,882	$74,899

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(g)	Distributions for the period were less than $0.01.
(h)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

MetLife Aggressive Allocation Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.29	$11.21	$10.00

Income From Investment Operations
Net investment income	0.06 (b)	0.12	0.04
Net realized and unrealized gain on investments	0.37	1.62	1.24

Total from investment operations	0.43	1.74	1.28

Less Distributions
Distributions from net investment income	(0.04)	(0.13)	(0.04)
Distributions from net realized capital gains	(0.02)	(0.53)	(0.03)

Total distributions	(0.06)	(0.66)	(0.07)

Net Asset Value, End of Period	$12.66	$12.29	$11.21

Total Return (%)	3.5	16.1	12.7	(c)
Ratio of operating expenses to average net assets (%) (e)	0.10	0.10	0.10	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.14	0.17	1.76	(d)
Ratio of net investment income to average net assets (%) (f)	0.47	0.83	1.53	(d)
Portfolio turnover rate (%)	25	37	57	(d)
Net assets, end of period (000)	$37,715	$19,444	$2,867

	Class B
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.24	$11.19	$10.00

Income From Investment Operations
Net investment income	0.02 (b)	0.10	0.03
Net realized and unrealized gain on investments	0.38	1.60	1.23

Total from investment operations	0.40	1.70	1.26

Less Distributions
Distributions from net investment income	(0.01)	(0.12)	(0.04)
Distributions from net realized capital gains	(0.02)	(0.53)	(0.03)

Total distributions	(0.03)	(0.65)	(0.07)

Net Asset Value, End of Period	$12.61	$12.24	$11.19

Total Return (%)	3.3	15.7	12.6	(c)
Ratio of operating expenses to average net assets (%) (e)	0.35	0.35	0.35	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.39	0.42	2.01	(d)
Ratio of net investment income to average net assets (%) (f)	0.16	0.31	1.29	(d)
Portfolio turnover rate (%)	25	37	57	(d)
Net assets, end of period (000)	$199,265	$67,290	$7,384

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(g)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

BlackRock Large Cap Value Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.81	$12.56	$12.11	$10.67	$7.95

Income From Investment Operations
Net investment income	0.15 (a)	0.20	0.19	0.15	0.11
Net realized and unrealized gain on investments	0.33	2.10	0.51	1.29	2.71

Total from investment operations	0.48	2.30	0.70	1.44	2.82

Less Distributions
Distributions from net investment income	(0.14)	(0.18)	(0.12)	0.00	(0.10)
Distributions from net realized capital gains	(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.68)	(1.05)	(0.25)	0.00	(0.10)

Net Asset Value, End of Period	$13.61	$13.81	$12.56	$12.11	$10.67

Total Return (%)	3.4	19.3	6.0	13.4	35.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.84	0.85	0.93	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.82	0.83	0.89	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	N/A	1.05
Ratio of net investment income to average net assets (%)	1.10	1.69	1.59	1.31	1.28
Portfolio turnover rate (%)	66	96	109	31	51
Net assets, end of period (000)	$370,865	$48,176	$38,850	$37,259	$33,113

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.75	$12.50	$12.07	$10.66	$7.95

Income From Investment Operations
Net investment income	0.11 (a)	0.14	0.13	0.08	0.04
Net realized and unrealized gain on investments	0.34	2.13	0.53	1.33	2.76

Total from investment operations	0.45	2.27	0.66	1.41	2.80

Less Distributions
Distributions from net investment income	(0.11)	(0.15)	(0.10)	0.00	(0.09)
Distributions from net realized capital gains	(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.65)	(1.02)	(0.23)	0.00	(0.09)

Net Asset Value, End of Period	$13.55	$13.75	$12.50	$12.07	$10.66

Total Return (%)	3.1	19.1	5.6	13.2	35.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	1.09	1.10	1.18	1.19
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	1.07	1.08	1.14	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	N/A	1.30
Ratio of net investment income to average net assets (%)	0.78	1.46	1.38	1.46	1.02
Portfolio turnover rate (%)	66	96	109	31	51
Net assets, end of period (000)	$164,376	$111,007	$36,725	$15,880	$61

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Large Cap Value Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.77	$12.52	$12.08	$10.66	$7.95

Income From Investment Operations
Net investment income	0.12 (a)	0.14	0.18	0.12	0.08
Net realized and unrealized gain on investments	0.35	2.14	0.49	1.30	2.72

Total from investment operations	0.47	2.28	0.67	1.42	2.80

Less Distributions
Distributions from net investment income	(0.12)	(0.16)	(0.10)	0.00	(0.09)
Distributions from net realized capital gains	(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.66)	(1.03)	(0.23)	0.00	(0.09)

Net Asset Value, End of Period	$13.58	$13.77	$12.52	$12.08	$10.66

Total Return (%)	3.3	19.2	5.7	13.3	35.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.99	1.00	1.08	1.09
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.97	0.98	1.04	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	N/A	1.20
Ratio of net investment income to average net assets (%)	0.87	1.55	1.44	1.21	1.14
Portfolio turnover rate (%)	66	96	109	31	51
Net assets, end of period (000)	$111,396	$109,920	$58,269	$59,449	$29,051

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Capital Guardian U.S. Equity Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$13.30	$12.33	$11.66		$10.81	$7.90

Income From Investment Operations
Net investment income	0.12 (a)	0.11	0.09		0.09	0.07
Net realized and unrealized gain (loss) of investments	(0.09)	1.13	0.58		0.91	2.89

Total from investment operations	0.03	1.24	0.67		1.00	2.96

Less Distributions
Distributions from net investment income	(0.07)	(0.13)	(0.00	)(b)	(0.15)	(0.05)
Distributions from net realized capital gains	(0.82)	(0.14)	0.00		0.00	0.00

Total distributions	(0.89)	(0.27)	0.00		(0.15)	(0.05)

Net Asset Value, End of Period	$12.44	$13.30	$12.33		$11.66	$10.81

Total Return (%)	(0.1)	10.1	5.8		9.3	37.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.73	0.73		0.75	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.71	0.73	0.73		0.74	0.74
Ratio of net investment income to average net assets (%)	0.89	0.76	0.73		0.77	0.65
Portfolio turnover rate (%)	45	42	29		45	27
Net assets, end of period (000)	$414,065	$446,828	$426,968		$455,938	$351,867

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.23	$12.27	$11.63	$10.78	$7.89

Income From Investment Operations
Net investment income	0.08 (a)	0.06	0.06	0.07	0.04
Net realized and unrealized gain (loss) of investments	(0.09)	1.14	0.58	0.90	2.90

Total from investment operations	(0.01)	1.20	0.64	0.97	2.94

Less Distributions
Distributions from net investment income	(0.03)	(0.10)	0.00	(0.12)	(0.05)
Distributions from net realized capital gains	(0.82)	(0.14)	0.00	0.00	0.00

Total distributions	(0.85)	(0.24)	0.00	(0.12)	(0.05)

Net Asset Value, End of Period	$12.37	$13.23	$12.27	$11.63	$10.78

Total Return (%)	(0.3)	9.8	5.5	9.0	37.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.98	0.98	1.00	1.01
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.96	0.98	0.98	0.99	0.99
Ratio of net investment income to average net assets (%)	0.64	0.51	0.48	0.56	0.39
Portfolio turnover rate (%)	45	42	29	45	27
Net assets, end of period (000)	$109,053	$106,454	$89,728	$68,440	$28,420

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Davis Venture Value Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.12	$30.91	$28.23	$25.27	$19.39

Income From Investment Operations
Net investment income	0.46 (a)	0.32 (a)	0.25	0.15	0.21
Net realized and unrealized gain on investments	1.15	4.16	2.63	2.96	5.75

Total from investment operations	1.61	4.48	2.88	3.11	5.96

Less Distributions
Distributions from net investment income	(0.29)	(0.27)	(0.20)	(0.15)	(0.08)

Total distributions	(0.29)	(0.27)	(0.20)	(0.15)	(0.08)

Net Asset Value, End of Period	$36.44	$35.12	$30.91	$28.23	$25.27

Total Return (%)	4.6	14.6	10.3	12.4	30.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.76	0.76	0.78	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.73	0.76	0.76	0.77	0.79
Ratio of net investment income to average net assets (%)	1.25	0.99	1.05	0.97	0.95
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$3,183,429	$2,410,877	$1,759,491	$1,413,953	$844,547

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$34.89	$30.71	$28.07	$25.18	$19.33

Income From Investment Operations
Net investment income	0.36 (a)	0.24 (a)	0.17	0.14	0.07
Net realized and unrealized gain on investments	1.16	4.14	2.62	2.86	5.85

Total from investment operations	1.52	4.38	2.79	3.00	5.92

Less Distributions
Distributions from net investment income	(0.21)	(0.20)	(0.15)	(0.11)	(0.07)

Total distributions	(0.21)	(0.20)	(0.15)	(0.11)	(0.07)

Net Asset Value, End of Period	$36.20	$34.89	$30.71	$28.07	$25.18

Total Return (%)	4.3	14.3	10.0	12.0	30.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	1.01	1.02	1.03	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.98	1.01	1.01	1.02	1.04
Ratio of net investment income to average net assets (%)	1.00	0.74	0.77	0.92	0.73
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$491,271	$388,739	$202,221	$56,301	$547

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Davis Venture Value Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$34.94	$30.76	$28.09	$25.18	$19.33

Income From Investment Operations
Net investment income	0.40 (a)	0.27 (a)	0.27	0.23	0.14
Net realized and unrealized gain on investments	1.15	4.14	2.56	2.82	5.78

Total from investment operations	1.55	4.41	2.83	3.05	5.92

Less Distributions
Distributions from net investment income	(0.24)	(0.23)	(0.16)	(0.14)	(0.07)

Total distributions	(0.24)	(0.23)	(0.16)	(0.14)	(0.07)

Net Asset Value, End of Period	$36.25	$34.94	$30.76	$28.09	$25.18

Total Return (%)	4.4	14.4	10.1	12.1	30.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.91	0.91	0.93	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.88	0.91	0.91	0.92	0.94
Ratio of net investment income to average net assets (%)	1.11	0.84	0.88	0.85	0.81
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$1,199,566	$1,297,477	$1,179,405	$1,189,119	$754,011

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI Large Cap Portfolio

	Class A
	Year ended December 31,
	2007		2006	2005	2004(a)	2003(a)
Net Asset Value, Beginning of Period	$15.12		$15.15	$13.93	$13.18	$10.61

Income From Investment Operations
Net investment income	(0.00	)(b)	0.08	0.02	0.10	0.05
Net realized and unrealized gain on investments	0.61		0.82	1.20	0.76	2.57

Total from investment operations	0.61		0.90	1.22	0.86	2.62

Less Distributions
Distributions from net investment income	(0.03)		(0.07)	0.00	(0.11)	(0.05)
Distributions from net realized capital gains	(1.04)		(0.86)	0.00	0.00	0.00

Total distributions	(1.07)		(0.93)	0.00	(0.11)	(0.05)

Net Asset Value, End of Period	$14.66		$15.12	$15.15	$13.93	$13.18

Total Return (%)	3.9		6.1	8.7	6.5	24.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.84		0.85	0.86	0.86 (c)	0.86
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84		0.84	0.86	0.86	0.86
Ratio of net investment income (loss) to average net assets (%)	(0.02)		0.37	0.11	0.81	0.43
Portfolio turnover rate (%)	250		245	217	56	60
Net assets, end of period (000)	$490,617		$588,143	$265,860	$268,160	$227,800

	Class B
	Year ended December 31,
	2007		2006(e)
Net Asset Value, Beginning of Period	$15.02		$14.68

Income From Investment Operations
Net investment loss	(0.03	)(b)	(0.01)
Net realized and unrealized gain on investments	0.60		0.35

Total from investment operations	0.57		0.34

Less Distributions
Distributions from net realized capital gains	(1.04)		0.00

Total distributions	(1.04)		0.00

Net Asset Value, End of Period	$14.55		$15.02

Total Return (%)	3.7		2.3	(f)
Ratio of operating expenses to average net assets before expense reductions (%)	1.09		1.10	(g)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.09		1.09	(g)
Ratio of net investment loss to average net assets (%)	(0.24)		(0.13	)(g)
Portfolio turnover rate (%)	250		245
Net assets, end of period (000)	$5,987		$2,514

(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	The investment manager waived a portion of its management fee for the year.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was May 2, 2006 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Net investment loss per share was less than $(0.01).

FI Large Cap Portfolio

	Class E
	Year ended December 31,
	2007		2006(e)
Net Asset Value, Beginning of Period	$15.09		$14.74

Income From Investment Operations
Net investment loss	(0.02	)(b)	0.00	(h)
Net realized and unrealized gain on investments	0.60		0.35

Total from investment operations	0.58		0.35

Less Distributions
Distributions from net investment income	(0.01)		0.00
Distributions from net realized capital gains	(1.04)		0.00

Total distributions	(1.05)		0.00

Net Asset Value, End of Period	$14.62		$15.09

Total Return (%)	3.8		2.4	(f)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99		1.00	(g)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99		0.99	(g)
Ratio of net investment loss to average net assets (%)	(0.15)		(0.02	)(g)
Portfolio turnover rate (%)	250		245
Net assets, end of period (000)	$1,616		$969

(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	The investment manager waived a portion of its management fee for the year.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was May 2, 2006 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Net investment loss per share was less than $(0.01).

FI Value Leaders Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$208.36	$193.08	$176.54	$157.24	$124.89

Income From Investment Operations
Net investment income	2.81 (a)	2.58	1.92	2.21	2.13
Net realized and unrealized gain on investments	6.52	20.14	16.67	19.15	31.23

Total from investment operations	9.33	22.72	18.59	21.36	33.36

Less Distributions
Distributions from net investment income	(2.06)	(2.25)	(2.05)	(2.06)	(1.01)
Distributions from net realized capital gains	(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(21.52)	(7.44)	(2.05)	(2.06)	(1.01)

Net Asset Value, End of Period	$196.17	$208.36	$193.08	$176.54	$157.24

Total Return (%)	4.2	11.9	10.7	13.7	26.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.72	0.73	0.74	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.71	0.69	0.72	N/A
Ratio of net investment income to average net assets (%)	1.38	1.18	0.92	1.23	1.49
Portfolio turnover rate (%)	145	213	94	161	53
Net assets, end of period (000)	$447,663	$504,489	$533,729	$552,323	$563,979

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$207.58	$192.26	$175.91	$156.72	$124.47

Income From Investment Operations
Net investment income	2.30 (a)	2.10	1.26	1.88	1.22
Net realized and unrealized gain on investments	6.47	20.04	16.86	19.12	31.95

Total from investment operations	8.77	22.14	18.12	21.00	33.17

Less Distributions
Distributions from net investment income	(1.53)	(1.63)	(1.77)	(1.81)	(0.92)
Distributions from net realized capital gains	(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(20.99)	(6.82)	(1.77)	(1.81)	(0.92)

Net Asset Value, End of Period	$195.36	$207.58	$192.26	$175.91	$156.72

Total Return (%)	3.9	11.7	10.4	13.5	26.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.97	0.98	0.99	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.96	0.94	0.97	N/A
Ratio of net investment income to average net assets (%)	1.14	1.00	0.70	1.41	1.15
Portfolio turnover rate (%)	145	213	94	161	53
Net assets, end of period (000)	$75,734	$66,879	$27,141	$5,311	$128

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was May 2, 2006 for Class D.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

FI Value Leaders Portfolio

	Class D
	Year ended December 31,
	2007	2006(c)
Net Asset Value, Beginning of Period	$207.95	$200.55

Income From Investment Operations
Net investment income	2.60 (a)	1.80
Net realized and unrealized gain on investments	6.49	5.60

Total from investment operations	9.09	7.40

Less Distributions
Distributions from net investment income	(1.80)	0.00
Distributions from net realized capital gains	(19.46)	0.00

Total distributions	(21.26)	0.00

Net Asset Value, End of Period	$195.78	$207.95

Total Return (%)	4.1	3.7	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.82	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.81	(e)
Ratio of net investment income to average net assets (%)	1.27	1.25	(e)
Portfolio turnover rate (%)	145	213
Net assets, end of period (000)	$272,190	$337,462

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$207.69	$192.40	$175.93	$156.83	$124.66

Income From Investment Operations
Net investment income	2.49 (a)	2.17	1.29	1.58	1.41
Net realized and unrealized gain on investments	6.48	20.18	16.98	19.48	31.68

Total from investment operations	8.97	22.35	18.27	21.06	33.09

Less Distributions
Distributions from net investment income	(1.71)	(1.87)	(1.80)	(1.96)	(0.92)
Distributions from net realized capital gains	(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(21.17)	(7.06)	(1.80)	(1.96)	(0.92)

Net Asset Value, End of Period	$195.49	$207.69	$192.40	$175.93	$156.83

Total Return (%)	4.0	11.8	10.5	13.6	26.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	0.87	0.88	0.89	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.86	0.84	0.87	N/A
Ratio of net investment income to average net assets (%)	1.22	1.05	0.78	1.12	1.31
Portfolio turnover rate (%)	145	213	94	161	53
Net assets, end of period (000)	$51,617	$60,835	$46,855	$31,192	$18,891

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was May 2, 2006 for Class D.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

Jennison Growth Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.71	$12.38	$10.92	$10.01	$7.71

Income From Investment Operations
Net investment income	0.06 (a)	0.03	0.00	0.03	0.02
Net realized and unrealized gain on investments	1.39	0.31	1.51	0.89	2.30

Total from investment operations	1.45	0.34	1.51	0.92	2.32

Less Distributions
Distributions from net investment income	(0.06)	0.00	(0.05)	(0.01)	(0.02)
Distributions from net realized capital gains	(0.48)	(0.01)	0.00	0.00	0.00

Total distributions	(0.54)	(0.01)	(0.05)	(0.01)	(0.02)

Net Asset Value, End of Period	$13.62	$12.71	$12.38	$10.92	$10.01

Total Return (%)	11.7	2.8	13.9	9.2	30.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	0.69	0.69	0.71	0.73
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.66	0.67	0.68	0.69	0.70
Ratio of net investment income to average net assets (%)	0.44	0.31	0.04	0.41	0.17
Portfolio turnover rate (%)	71	66	60	68	68
Net assets, end of period (000)	$1,016,212	$1,012,196	$758,316	$504,940	$343,253

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.63	$12.33	$10.86	$9.97	$7.70

Income From Investment Operations
Net investment income (loss)	0.02 (a)	0.01	(0.02)	0.04	0.00
Net realized and unrealized gain on investments	1.39	0.30	1.49	0.85	2.28

Total from investment operations	1.41	0.31	1.47	0.89	2.28

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(0.48)	(0.01)	0.00	0.00	0.00

Total distributions	(0.51)	(0.01)	0.00	0.00	(0.01)

Net Asset Value, End of Period	$13.53	$12.63	$12.33	$10.86	$9.97

Total Return (%)	11.4	2.5	13.5	8.9	29.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.94	0.94	0.96	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.92	0.93	0.94	0.95
Ratio of net investment income (loss) to average net assets (%)	0.18	0.06	(0.21)	0.29	(0.11)
Portfolio turnover rate (%)	71	66	60	68	68
Net assets, end of period (000)	$293,808	$300,052	$296,178	$330,349	$256,079

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 27, 2005 for Class E.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

Jennison Growth Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005(c)
Net Asset Value, Beginning of Period	$12.67	$12.36	$10.16

Income From Investment Operations
Net investment income (loss)	0.04 (a)	0.02	(0.01)
Net realized and unrealized gain on investments	1.39	0.30	2.21

Total from investment operations	1.43	0.32	2.20

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00
Distributions from net realized capital gains	(0.48)	(0.01)	0.00

Total distributions	(0.52)	(0.01)	0.00

Net Asset Value, End of Period	$13.58	$12.67	$12.36

Total Return (%)	11.5	2.6	3.0	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	0.84	0.84	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.81	0.82	0.82	(e)
Ratio of net investment income (loss) to average net assets (%)	0.28	0.24	(0.15	)(e)
Portfolio turnover rate (%)	71	66	60
Net assets, end of period (000)	$12,308	$13,093	$12,758

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 27, 2005 for Class E.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.26	$33.20	$32.27	$29.45	$23.41

Income From Investment Operations
Net investment income	0.63 (a)	0.58	0.55	0.54	0.38
Net realized and unrealized gain on investments	1.26	4.37	0.90	2.54	6.11

Total from investment operations	1.89	4.95	1.45	3.08	6.49

Less Distributions
Distributions from net investment income	(0.39)	(0.70)	(0.52)	(0.26)	(0.45)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.15)	(1.89)	(0.52)	(0.26)	(0.45)

Net Asset Value, End of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Total Return (%)	5.2	15.5	4.6	10.5	28.2
Ratio of operating expenses to average net assets (%)	0.28	0.30	0.29	0.30	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.31	0.29	N/A	N/A
Ratio of net investment income to average net assets (%)	1.69	1.63	1.59	1.73	1.48
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$4,733,145	$4,125,102	$3,942,484	$4,139,893	$3,931,839

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.38	$32.41	$31.52	$28.80	$22.92

Income From Investment Operations
Net investment income	0.52 (a)	0.47	0.39	0.41	0.34
Net realized and unrealized gain on investments	1.24	4.28	0.95	2.53	5.95

Total from investment operations	1.76	4.75	1.34	2.94	6.29

Less Distributions
Distributions from net investment income	(0.31)	(0.59)	(0.45)	(0.22)	(0.41)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.07)	(1.78)	(0.45)	(0.22)	(0.41)

Net Asset Value, End of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Total Return (%)	5.0	15.2	4.4	10.3	27.9
Ratio of operating expenses to average net assets (%)	0.53	0.55	0.54	0.55	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.56	0.54	N/A	N/A
Ratio of net investment income to average net assets (%)	1.43	1.38	1.36	1.59	1.24
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$1,092,993	$991,777	$765,425	$508,908	$251,793

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.09	$33.04	$32.11	$29.33	$23.34

Income From Investment Operations
Net investment income	0.57 (a)	0.52	0.47	0.47	0.40
Net realized and unrealized gain on investments	1.25	4.35	0.93	2.56	6.02

Total from investment operations	1.82	4.87	1.40	3.03	6.42

Less Distributions
Distributions from net investment income	(0.34)	(0.63)	(0.47)	(0.25)	(0.43)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.10)	(1.82)	(0.47)	(0.25)	(0.43)

Net Asset Value, End of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Total Return (%)	5.1	15.3	4.5	10.4	28.0
Ratio of operating expenses to average net assets (%)	0.43	0.45	0.44	0.45	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.46	0.44	N/A	N/A
Ratio of net investment income to average net assets (%)	1.53	1.48	1.44	1.67	1.34
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$280,076	$291,417	$287,568	$293,266	$142,284

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

MFS® Value Portfolio*

	Class A
	Year ended December 31,
	2007		2006	2005	2004(a)	2003(a)
Net Asset Value, Beginning of Period	$14.24		$12.44	$12.32	$10.83	$8.80

Income from Investment Operations
Net investment income	0.21	(b)	0.20 (b)	0.17 (b)	0.14	0.13
Net realized and unrealized gain on investments	0.87		2.45	0.63	1.59	2.04

Total from investment operations	1.08		2.65	0.80	1.73	2.17

Less Distributions
Distributions from net investment income	(0.00	)(c)	(0.18)	(0.15)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.28)		(0.67)	(0.53)	(0.10)	(0.00)

Total distributions	(0.28)		(0.85)	(0.68)	(0.24)	(0.14)

Net Asset Value, End of Period	$15.04		$14.24	$12.44	$12.32	$10.83

Total Return (%)	7.6		21.3	6.4	16.0	24.6
Ratio of operating expenses to average net assets (%)	0.87		1.00	0.99	1.00	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.88		1.02	1.00	1.14	1.08
Ratio of net investment income to average net assets (%)	1.42		1.46	1.36	1.30	1.44
Portfolio turnover rate (%)	25		39	23	47	57
Net assets, end of period (000)	$142,819		$108,116	$78,658	$47,252	$40,128

*	On April 28, 2008, the MFS Value Portfolio acquired the net assets of the MIST MFS Value Predecessor. The MFS Value Portfolio was the legal survivor and the MIST MFS Value Predecessor was the accounting and performance survivor in this transaction. The above financial highlights are those of the MIST MFS Value Predecessor.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amounts are based on average shares outstanding during the period.
(c)	Distributions during the period were less than $0.01.
(d)	See Note 3 in the Notes to the MIST MFS Value Predecessor’s Financial Statements included in the Met Investors Series Trust’s annual report for the period ended December 31, 2007.

T. Rowe Price Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.27	$13.53	$12.77	$11.64	$8.91

Income From Investment Operations
Net investment income	0.10 (a)	0.09 (a)	0.05	0.08	0.03
Net realized and unrealized gain on investments	1.32	1.70	0.78	1.07	2.71

Total from investment operations	1.42	1.79	0.83	1.15	2.74

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.07)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.21)	(0.05)	(0.07)	(0.02)	(0.01)

Net Asset Value, End of Period	$16.48	$15.27	$13.53	$12.77	$11.64

Total Return (%)	9.4	13.2	6.6	9.9	30.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.66	0.68	0.71	0.74	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.65	0.68	0.70	0.73	0.77
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.67	0.70	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.64	0.65	0.44	0.68	0.28
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$552,460	$354,798	$235,513	$198,913	$172,315

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.19	$13.47	$12.72	$11.60	$8.88

Income From Investment Operations
Net investment income	0.06 (a)	0.05 (a)	0.01	0.05	0.01
Net realized and unrealized gain on investments	1.32	1.68	0.79	1.08	2.72

Total from investment operations	1.38	1.73	0.80	1.13	2.73

Less Distributions
Distributions from net investment income	(0.03)	(0.01)	(0.05)	(0.01)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.17)	(0.01)	(0.05)	(0.01)	(0.01)

Net Asset Value, End of Period	$16.40	$15.19	$13.47	$12.72	$11.60

Total Return (%)	9.2	12.9	6.3	9.7	30.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.93	0.96	0.99	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90	0.93	0.95	0.98	1.02
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.92	0.95	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.39	0.34	0.20	0.93	0.06
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$292,019	$298,582	$106,181	$48,955	$325

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

T. Rowe Price Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.21	$13.49	$12.73	$11.61	$8.90

Income From Investment Operations
Net investment income	0.08 (a)	0.07 (a)	0.04	0.06	0.01
Net realized and unrealized gain on investments	1.32	1.68	0.77	1.08	2.71

Total from investment operations	1.40	1.75	0.81	1.14	2.72

Less Distributions
Distributions from net investment income	(0.05)	(0.03)	(0.05)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.19)	(0.03)	(0.05)	(0.02)	(0.01)

Net Asset Value, End of Period	$16.42	$15.21	$13.49	$12.73	$11.61

Total Return (%)	9.3	13.0	6.4	9.8	30.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.83	0.86	0.89	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.80	0.83	0.85	0.88	0.92
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.82	0.85	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.50	0.51	0.29	0.56	0.14
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$32,149	$30,325	$28,968	$27,341	$16,646

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

BlackRock Aggressive Growth Portfolio

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.96		$22.45	$20.28	$17.95	$12.75

Income From Investment Operations
Net investment loss	(0.06	)(a)	(0.07)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain on investments	4.99		1.58	2.24	2.40	5.26

Total from investment operations	4.93		1.51	2.17	2.33	5.20

Net Asset Value, End of Period	$28.89		$23.96	$22.45	$20.28	$17.95

Total Return (%)	20.6		6.7	10.7	13.0	40.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.76		0.79	0.79	0.79	0.81
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.74		0.77	0.77	0.78	0.79
Ratio of net investment loss to average net assets (%)	(0.24)		(0.29)	(0.33)	(0.38)	(0.38)
Portfolio turnover rate (%)	49		91	71	95	98
Net assets, end of period (000)	$937,655		$880,965	$938,550	$954,736	$926,897

	Class B
	Year ended December 31,
	2007		2006	2005	2004(c)
Net Asset Value, Beginning of Period	$22.88		$21.49	$19.46	$18.12

Income From Investment Operations
Net investment loss	(0.12	)(a)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain on investments	4.75		1.48	2.11	1.37

Total from investment operations	4.63		1.39	2.03	1.34

Net Asset Value, End of Period	$27.51		$22.88	$21.49	$19.46

Total Return (%)	20.2		6.5	10.4	7.4	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01		1.04	1.04	1.04	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.99		1.02	1.01	1.03	(e)
Ratio of net investment loss to average net assets (%)	(0.48)		(0.53)	(0.56)	(0.56	)(e)
Portfolio turnover rate (%)	49		91	71	95
Net assets, end of period (000)	$45,243		$21,634	$11,761	$4,165

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

BlackRock Aggressive Growth Portfolio

	Class D
	Year ended December 31,
	2007		2006(c)
Net Asset Value, Beginning of Period	$23.80		$24.12

Income From Investment Operations
Net investment loss	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) of investments	4.95		(0.26)

Total from investment operations	4.86		(0.32)

Net Asset Value, End of Period	$28.66		$23.80

Total Return (%)	20.4		(1.3	)(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.86		0.89	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.84		0.87	(e)
Ratio of net investment loss to average net assets (%)	(0.34)		(0.36	)(e)
Portfolio turnover rate (%)	49		91
Net assets, end of period (000)	$268,928		$270,158

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.79		$22.33	$20.20	$17.90	$12.74

Income From Investment Operations
Net investment loss	(0.10	)(a)	(0.12)	(0.11)	(0.09)	(0.04)
Net realized and unrealized gain on investments	4.95		1.58	2.24	2.39	5.20

Total from investment operations	4.85		1.46	2.13	2.30	5.16

Net Asset Value, End of Period	$28.64		$23.79	$22.33	$20.20	$17.90

Total Return (%)	20.4		6.5	10.5	12.8	40.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.91		0.94	0.94	0.94	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89		0.92	0.92	0.93	0.94
Ratio of net investment loss to average net assets (%)	(0.39)		(0.44)	(0.48)	(0.52)	(0.52)
Portfolio turnover rate (%)	49		91	71	95	98
Net assets, end of period (000)	$20,171		$16,305	$17,653	$17,893	$11,286

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

FI Mid Cap Opportunities Portfolio

	Class A
	Year ended December 31,
	2007	2006		2005	2004	2003
Net Asset Value, Beginning of Period	$19.54	$17.47		$16.34	$14.01	$10.41

Income From Investment Operations
Net investment income (loss)	0.01 (a)	0.01		0.02	0.08	(0.03)
Net realized and unrealized gain on investments	1.62	2.06		1.11	2.33	3.63

Total from investment operations	1.63	2.07		1.13	2.41	3.60

Less Distributions
Distributions from net investment income	(0.03)	(0.00	)(b)	0.00	(0.08)	0.00

Total distributions	(0.03)	(0.00)		0.00	(0.08)	0.00

Net Asset Value, End of Period	$21.14	$19.54		$17.47	$16.34	$14.01

Total Return (%)	8.3	11.9		6.9	17.2	34.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.75		0.75	0.75	0.77
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.73	0.73		0.68	0.70	0.76
Ratio of net investment income (loss) to average net assets (%)	0.04	0.07		0.11	0.53	(0.24)
Portfolio turnover rate (%)	113	153		149	217	39
Net assets, end of period (000)	$1,063,017	$981,804		$924,602	$963,074	$873,202

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.11		$17.13	$16.06	$13.79	$10.27

Income From Investment Operations
Net investment income (loss)	(0.04	)(a)	(0.02)	(0.01)	0.09	(0.05)
Net realized and unrealized gain on investments	1.59		2.00	1.08	2.23	3.57

Total from investment operations	1.55		1.98	1.07	2.32	3.52

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.05)	0.00

Total distributions	0.00		0.00	0.00	(0.05)	0.00

Net Asset Value, End of Period	$20.66		$19.11	$17.13	$16.06	$13.79

Total Return (%)	8.1		11.6	6.7	16.8	34.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.98		1.00	1.00	1.00	1.02
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.98		0.98	0.93	0.95	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.21)		(0.18)	(0.13)	0.44	(0.48)
Portfolio turnover rate (%)	113		153	149	217	39
Net assets, end of period (000)	$82,675		$67,334	$47,699	$36,819	$13,849

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI Mid Cap Opportunities Portfolio

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.31		$17.29	$16.19	$13.90	$10.33

Income From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.02)	(0.01)	0.07	(0.03)
Net realized and unrealized gain on investments	1.60		2.04	1.11	2.28	3.60

Total from investment operations	1.58		2.02	1.10	2.35	3.57

Less Distributions
Distributions from net investment income	(0.00	)(b)	0.00	0.00	(0.06)	0.00

Total distributions	(0.00)		0.00	0.00	(0.06)	0.00

Net Asset Value, End of Period	$20.89		$19.31	$17.29	$16.19	$13.90

Total Return (%)	8.2		11.7	6.7	17.0	34.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.88		0.90	0.90	0.90	0.92
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.88		0.88	0.83	0.85	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.12)		(0.08)	(0.04)	0.55	(0.37)
Portfolio turnover rate (%)	113		153	149	217	39
Net assets, end of period (000)	$36,337		$38,839	$38,193	$40,402	$12,991

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

MetLife Mid Cap Stock Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.64	$14.43	$13.71	$11.90	$8.87

Income From Investment Operations
Net investment income	0.20 (a)	0.18	0.15	0.11	0.08
Net realized and unrealized gain on investments	0.95	1.27	1.40	1.79	3.00

Total from investment operations	1.15	1.45	1.55	1.90	3.08

Less Distributions
Distributions from net investment income	(0.12)	(0.19)	(0.10)	(0.06)	(0.05)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.76)	(1.24)	(0.83)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.03	$14.64	$14.43	$13.71	$11.90

Total Return (%)	7.8	10.1	12.3	16.0	35.0
Ratio of operating expenses to average net assets (%)	0.31	0.33	0.34	0.35	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.34	0.34	N/A	N/A
Ratio of net investment income to average net assets (%)	1.33	1.28	1.18	0.85	0.85
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$277,839	$261,588	$232,461	$197,642	$180,211

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.53	$14.32	$13.61	$11.83	$8.83

Income From Investment Operations
Net investment income	0.16 (a)	0.14	0.11	0.06	0.05
Net realized and unrealized gain on investments	0.94	1.26	1.40	1.79	2.99

Total from investment operations	1.10	1.40	1.51	1.85	3.04

Less Distributions
Distributions from net investment income	(0.08)	(0.14)	(0.07)	(0.04)	(0.04)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.72)	(1.19)	(0.80)	(0.07)	(0.04)

Net Asset Value, End of Period	$14.91	$14.53	$14.32	$13.61	$11.83

Total Return (%)	7.5	9.8	12.0	15.7	34.5
Ratio of operating expenses to average net assets (%)	0.56	0.58	0.59	0.60	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.59	0.59	N/A	N/A
Ratio of net investment income to average net assets (%)	1.07	1.03	0.94	0.61	0.61
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$192,044	$157,773	$111,361	$64,207	$31,858

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

MetLife Mid Cap Stock Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.57	$14.37	$13.65	$11.86	$8.85

Income From Investment Operations
Net investment income	0.18 (a)	0.17	0.14	0.08	0.06
Net realized and unrealized gain on investments	0.95	1.24	1.39	1.79	3.00

Total from investment operations	1.13	1.41	1.53	1.87	3.06

Less Distributions
Distributions from net investment income	(0.10)	(0.16)	(0.08)	(0.05)	(0.05)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.74)	(1.21)	(0.81)	(0.08)	(0.05)

Net Asset Value, End of Period	$14.96	$14.57	$14.37	$13.65	$11.86

Total Return (%)	7.7	9.9	12.2	15.9	34.8
Ratio of operating expenses to average net assets (%)	0.46	0.48	0.49	0.50	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.49	0.49	N/A	N/A
Ratio of net investment income to average net assets (%)	1.18	1.12	1.03	0.71	0.71
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$69,898	$70,162	$66,712	$62,530	$49,881

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

BlackRock Strategic Value Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.74	$18.55	$19.17	$16.62	$11.07

Income From Investment Operations
Net investment income (loss)	0.10 (a)	0.08	0.08	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	(0.55)	2.84	0.57	2.55	5.56

Total from investment operations	(0.45)	2.92	0.65	2.55	5.55

Less Distributions
Distributions from net investment income	(0.05)	(0.06)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(2.12)	(3.73)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$15.17	$17.74	$18.55	$19.17	$16.62

Total Return (%)	(3.5)	16.7	4.2	15.3	50.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.89	0.89	0.89	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.85	0.85	0.84	0.87	N/A
Ratio of net investment income (loss) to average net assets (%)	0.62	0.48	0.42	(0.03)	(0.10)
Portfolio turnover rate (%)	121	141	175	33	44
Net assets, end of period (000)	$509,332	$609,877	$604,086	$666,800	$561,245

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.51	$18.35	$19.02	$16.53	$11.04

Income From Investment Operations
Net investment income (loss)	0.06 (a)	0.04	0.03	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	(0.54)	2.81	0.57	2.49	5.50

Total from investment operations	(0.48)	2.85	0.60	2.49	5.49

Less Distributions
Distributions from net investment income	(0.01)	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(2.08)	(3.69)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$14.95	$17.51	$18.35	$19.02	$16.53

Total Return (%)	(3.7)	16.4	3.9	15.1	49.7
Ratio of operating expenses to average net assets before expense reductions (%)	1.13	1.14	1.14	1.14	1.18
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.10	1.10	1.09	1.12	N/A
Ratio of net investment income (loss) to average net assets (%)	0.39	0.26	0.20	(0.09)	(0.26)
Portfolio turnover rate (%)	121	141	175	33	44
Net assets, end of period (000)	$171,141	$169,004	$116,849	$58,676	$1,120

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Strategic Value Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.58	$18.41	$19.06	$16.55	$11.04

Income From Investment Operations
Net investment income (loss)	0.08 (a)	0.06	0.05	(0.02)	(0.02)
Net realized and unrealized gain (loss) of investments	(0.55)	2.82	0.57	2.53	5.53

Total from investment operations	(0.47)	2.88	0.62	2.51	5.51

Less Distributions
Distributions from net investment income	(0.03)	(0.04)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(2.10)	(3.71)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$15.01	$17.58	$18.41	$19.06	$16.55

Total Return (%)	(3.6)	16.6	4.0	15.2	49.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.04	1.04	1.04	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00	1.00	0.99	1.02	N/A
Ratio of net investment income (loss) to average net assets (%)	0.47	0.32	0.27	(0.16)	(0.22)
Portfolio turnover rate (%)	121	141	175	33	44
Net assets, end of period (000)	$207,442	$252,705	$253,532	$273,771	$178,240

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Loomis Sayles Small Cap Portfolio

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$249.37		$232.80	$220.60	$189.55	$138.89

Income From Investment Operations
Net investment income (loss)	(0.08	)(a)	0.45	0.11	(0.27)	(0.34)
Net realized and unrealized gain on investments	28.82		37.97	14.79	31.32	51.00

Total from investment operations	28.74		38.42	14.90	31.05	50.66

Less Distributions
Distributions from net investment income	(0.22)		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(30.45)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$247.66		$249.37	$232.80	$220.60	$189.55

Total Return (%)	11.9		16.7	6.9	16.4	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.90		0.93	0.94	0.98	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89		0.92	0.91	0.95	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.95		0.98	0.94	0.98	0.99
Ratio of net investment income (loss) to average net assets (%)	(0.03)		0.18	0.05	(0.13)	(0.21)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$365,435		$371,963	$351,279	$368,666	$348,406

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$246.37		$230.75	$219.20	$188.59	$138.20

Income From Investment Operations
Net investment income (loss)	(0.67	)(a)	0.12	(0.25)	0.08	(0.24)
Net realized and unrealized gain on investments	28.43		37.35	14.50	30.53	50.63

Total from investment operations	27.76		37.47	14.25	30.61	50.39

Less Distributions
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00
Total distributions	(30.23)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$243.90		$246.37	$230.75	$219.20	$188.59

Total Return (%)	11.6		16.4	6.7	16.2	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	1.15		1.18	1.19	1.23	1.24
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.14		1.17	1.17	1.20	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.20		1.23	1.19	1.23	1.24
Ratio of net investment loss to average net assets (%)	(0.27)		(0.02)	(0.16)	(0.07)	(0.46)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$108,142		$67,360	$25,364	$6,440	$98

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

Loomis Sayles Small Cap Portfolio

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$247.29		$231.34	$219.57	$188.95	$138.65

Income From Investment Operations
Net investment income (loss)	(0.45	)(a)	0.14	(0.21)	(0.45)	(0.37)
Net realized and unrealized gain on investments	28.57		37.66	14.68	31.07	50.67

Total from investment operations	28.12		37.80	14.47	30.62	50.30

Less Distributions
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(30.23)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$245.18		$247.29	$231.34	$219.57	$188.95

Total Return (%)	11.7		16.5	6.8	16.2	36.3
Ratio of operating expenses to average net assets before expense reductions (%)	1.05		1.08	1.09	1.13	1.14
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.04		1.07	1.06	1.10	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.10		1.13	1.09	1.13	1.14
Ratio of net investment income (loss) to average net assets (%)	(0.18)		0.03	(0.10)	(0.26)	(0.37)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$63,434		$59,821	$50,554	$47,131	$31,759

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

Russell 2000 Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.68	$13.92	$14.01	$11.95	$8.25

Income From Investment Operations
Net investment income	0.22 (a)	0.18 (a)	0.14	0.12	0.08
Net realized and unrealized gain (loss) of investments	(0.38)	2.30	0.40	2.00	3.69

Total from investment operations	(0.16)	2.48	0.54	2.12	3.77

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.11)	(0.06)	(0.07)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.35)	(0.72)	(0.63)	(0.06)	(0.07)

Net Asset Value, End of Period	$14.17	$15.68	$13.92	$14.01	$11.95

Total Return (%)	(1.6)	18.0	4.5	17.8	46.1
Ratio of operating expenses to average net assets (%)	0.31	0.35	0.35	0.37	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.36	0.36	N/A	N/A
Ratio of net investment income to average net assets (%)	1.47	1.21	1.10	0.97	0.89
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$610,844	$331,568	$266,467	$254,898	$216,744

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.44	$13.73	$13.82	$11.80	$8.16

Income From Investment Operations
Net investment income	0.18 (a)	0.14 (a)	0.10	0.08	0.05
Net realized and unrealized gain (loss) of investments	(0.38)	2.25	0.41	1.98	3.65

Total from investment operations	(0.20)	2.39	0.51	2.06	3.70

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.08)	(0.04)	(0.06)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.31)	(0.68)	(0.60)	(0.04)	(0.06)

Net Asset Value, End of Period	$13.93	$15.44	$13.73	$13.82	$11.80

Total Return (%)	(1.8)	17.6	4.3	17.4	45.7
Ratio of operating expenses to average net assets (%)	0.56	0.60	0.60	0.62	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.61	0.61	N/A	N/A
Ratio of net investment income to average net assets (%)	1.17	0.97	0.87	0.77	0.64
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$160,849	$159,003	$108,689	$76,322	$39,911

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

Russell 2000 Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.61	$13.87	$13.95	$11.92	$8.23

Income From Investment Operations
Net investment income	0.19 (a)	0.16 (a)	0.13	0.09	0.07
Net realized and unrealized gain (loss) of investments	(0.37)	2.28	0.40	1.99	3.69

Total from investment operations	(0.18)	2.44	0.53	2.08	3.76

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.09)	(0.05)	(0.07)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.33)	(0.70)	(0.61)	(0.05)	(0.07)

Net Asset Value, End of Period	$14.10	$15.61	$13.87	$13.95	$11.92

Total Return (%)	(1.7)	17.7	4.4	17.5	46.0
Ratio of operating expenses to average net assets (%)	0.46	0.50	0.50	0.52	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.51	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	1.27	1.05	0.95	0.82	0.74
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$46,861	$55,208	$49,489	$51,061	$38,059

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

T. Rowe Price Small Cap Growth Portfolio

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.72		$15.13	$13.63	$12.27	$8.71

Income From Investment Operations
Net investment loss	(0.02	)(a)	(0.03)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain on investments	1.56		0.62	1.52	1.40	3.60

Total from investment operations	1.54		0.59	1.50	1.36	3.56

Net Asset Value, End of Period	$17.26		$15.72	$15.13	$13.63	$12.27

Total Return (%)	9.9		3.9	11.0	11.1	40.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.57		0.59	0.60	0.60	0.63
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.57		0.59	0.59	0.60	0.63
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.59		0.60	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.12)		(0.19)	(0.14)	(0.31)	(0.39)
Portfolio turnover rate (%)	51		38	31	28	25
Net assets, end of period (000)	$294,458		$349,258	$318,845	$312,834	$297,728

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.42		$14.88	$13.44	$12.11	$8.59

Income From Investment Operations
Net investment loss	(0.06	)(a)	(0.05)	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain on investments	1.53		0.59	1.48	1.36	3.53

Total from investment operations	1.47		0.54	1.44	1.33	3.52

Net Asset Value, End of Period	$16.89		$15.42	$14.88	$13.44	$12.11

Total Return (%)	9.5		3.6	10.7	11.0	41.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.82		0.84	0.84	0.85	0.88
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82		0.84	0.84	0.85	0.88
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.84		0.85	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.36)		(0.44)	(0.40)	(0.52)	(0.59)
Portfolio turnover rate (%)	51		38	31	28	25
Net assets, end of period (000)	$54,366		$45,213	$30,357	$15,516	$152

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

T. Rowe Price Small Cap Growth Portfolio

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.50		$14.95	$13.49	$12.15	$8.64

Income From Investment Operations
Net investment loss	(0.04	)(a)	(0.06)	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain on investments	1.54		0.61	1.50	1.39	3.54

Total from investment operations	1.50		0.55	1.46	1.34	3.51

Net Asset Value, End of Period	$17.00		$15.50	$14.95	$13.49	$12.15

Total Return (%)	9.7		3.7	10.8	11.0	40.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.72		0.74	0.74	0.75	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.72		0.74	0.74	0.75	0.78
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.74		0.75	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.26)		(0.35)	(0.30)	(0.45)	(0.52)
Portfolio turnover rate (%)	51		38	31	28	25
Net assets, end of period (000)	$16,647		$18,497	$19,910	$18,321	$11,353

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

Julius Baer International Stock Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.49	$13.48	$11.50	$9.86	$7.76

Income From Investment Operations
Net investment income	0.20 (a)	0.13	0.14	0.10	0.11
Net realized and unrealized gain on investments	1.38	2.09	1.92	1.68	2.05

Total from investment operations	1.58	2.22	2.06	1.78	2.16

Less Distributions
Distributions from net investment income	(0.17)	(0.21)	(0.08)	(0.14)	(0.06)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.03)	(0.21)	(0.08)	(0.14)	(0.06)

Net Asset Value, End of Period	$16.04	$15.49	$13.48	$11.50	$9.86

Total Return (%)	10.3	16.5	18.0	18.2	28.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	1.05	1.06	1.08	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.92	1.00	1.01	1.06	1.11
Ratio of net investment income to average net assets (%)	1.22	1.00	1.23	0.85	1.21
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$732,643	$547,335	$413,322	$344,340	$318,996

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.30	$13.33	$11.38	$9.76	$7.69

Income From Investment Operations
Net investment income	0.15 (a)	0.12	0.12	0.07	0.03
Net realized and unrealized gain on investments	1.37	2.03	1.88	1.67	2.09

Total from investment operations	1.52	2.15	2.00	1.74	2.12

Less Distributions
Distributions from net investment income	(0.13)	(0.18)	(0.05)	(0.12)	(0.05)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(0.99)	(0.18)	(0.05)	(0.12)	(0.05)

Net Asset Value, End of Period	$15.83	$15.30	$13.33	$11.38	$9.76

Total Return (%)	10.1	16.2	17.6	18.0	27.8
Ratio of operating expenses to average net assets before expense reductions (%)	1.21	1.30	1.31	1.33	1.38
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.17	1.25	1.26	1.31	1.36
Ratio of net investment income (loss) to average net assets (%)	0.96	0.72	0.89	0.56	(0.04)
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$119,073	$95,473	$54,530	$24,612	$14,859

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Julius Baer International Stock Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.35	$13.37	$11.41	$9.79	$7.71

Income From Investment Operations
Net investment income	0.18 (a)	0.12	0.13	0.07	0.08
Net realized and unrealized gain on investments	1.37	2.05	1.89	1.68	2.05

Total from investment operations	1.55	2.17	2.02	1.75	2.13

Less Distributions
Distributions from net investment income	(0.15)	(0.19)	(0.06)	(0.13)	(0.05)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.01)	(0.19)	(0.06)	(0.13)	(0.05)

Net Asset Value, End of Period	$15.89	$15.35	$13.37	$11.41	$9.79

Total Return (%)	10.2	16.3	17.8	18.0	27.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.11	1.20	1.21	1.23	1.28
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.07	1.15	1.16	1.21	1.26
Ratio of net investment income to average net assets (%)	1.10	0.89	1.08	0.70	0.93
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$70,905	$73,182	$66,569	$58,712	$47,619

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Morgan Stanley EAFE Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.00	$12.95	$11.64	$9.80	$7.26

Income From Investment Operations
Net investment income	0.46 (a)	0.35 (a)	0.25	0.21	0.14
Net realized and unrealized gain on investments	1.26	2.95	1.26	1.70	2.54

Total from investment operations	1.72	3.30	1.51	1.91	2.68

Less Distributions
Distributions from net investment income	(0.35)	(0.25)	(0.20)	(0.07)	(0.14)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.53)	(0.25)	(0.20)	(0.07)	(0.14)

Net Asset Value, End of Period	$17.19	$16.00	$12.95	$11.64	$9.80

Total Return (%)	10.8	25.7	13.2	19.6	37.6
Ratio of operating expenses to average net assets (%)	0.41	0.49	0.51	0.59	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.41	0.50	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	2.69	2.46	2.19	2.01	1.85
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$511,803	$320,845	$242,623	$210,034	$176,835

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.76	$12.76	$11.48	$9.68	$7.18

Income From Investment Operations
Net investment income	0.41 (a)	0.31 (a)	0.19	0.12	0.11
Net realized and unrealized gain on investments	1.23	2.91	1.27	1.74	2.51

Total from investment operations	1.64	3.22	1.46	1.86	2.62

Less Distributions
Distributions from net investment income	(0.30)	(0.22)	(0.18)	(0.06)	(0.12)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.48)	(0.22)	(0.18)	(0.06)	(0.12)

Net Asset Value, End of Period	$16.92	$15.76	$12.76	$11.48	$9.68

Total Return (%)	10.5	25.5	12.9	19.3	37.2
Ratio of operating expenses to average net assets (%)	0.66	0.74	0.76	0.84	0.96
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.66	0.75	0.76	N/A	N/A
Ratio of net investment income to average net assets (%)	2.46	2.18	1.86	1.60	1.45
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$297,898	$231,042	$145,077	$73,707	$27,933

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

Morgan Stanley EAFE Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.93	$12.90	$11.59	$9.77	$7.25

Income From Investment Operations
Net investment income	0.43 (a)	0.33 (a)	0.26	0.19	0.13
Net realized and unrealized gain on investments	1.25	2.94	1.23	1.70	2.52

Total from investment operations	1.68	3.27	1.49	1.89	2.65

Less Distributions
Distributions from net investment income	(0.32)	(0.24)	(0.18)	(0.07)	(0.13)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.50)	(0.24)	(0.18)	(0.07)	(0.13)

Net Asset Value, End of Period	$17.11	$15.93	$12.90	$11.59	$9.77

Total Return (%)	10.6	25.6	13.0	19.4	37.3
Ratio of operating expenses to average net assets (%)	0.56	0.64	0.66	0.74	0.86
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.56	0.65	0.66	N/A	N/A
Ratio of net investment income to average net assets (%)	2.57	2.32	2.05	1.91	1.42
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$84,400	$82,835	$74,489	$73,449	$54,269

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

Oppenheimer Global Equity Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.86	$15.11	$13.09	$11.43	$8.98

Income From Investment Operations
Net investment income	0.21 (a)	0.21 (a)	0.12	0.11	0.14
Net realized and unrealized gain on investments	0.89	2.26	1.98	1.74	2.52

Total from investment operations	1.10	2.47	2.10	1.85	2.66

Less Distributions
Distributions from net investment income	(0.20)	(0.41)	(0.08)	(0.19)	(0.21)
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00	0.00

Total distributions	(0.46)	(0.72)	(0.08)	(0.19)	(0.21)

Net Asset Value, End of Period	$17.50	$16.86	$15.11	$13.09	$11.43

Total Return (%)	6.5	16.6	16.2	16.4	30.5
Ratio of operating expenses to average net assets (%)	0.61	0.66	0.93	0.81	0.84
Ratio of net investment income to average net assets (%)	1.19	1.37	0.87	0.95	1.35
Portfolio turnover rate (%)	17	73	115	79	65
Net assets, end of period (000)	$653,910	$648,024	$226,037	$195,181	$179,334

	Class B
	Year ended December 31,
	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$16.81	$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.16 (a)	0.17 (a)	0.05	0.02
Net realized and unrealized gain on investments	0.89	2.25	2.02	1.43

Total from investment operations	1.05	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.16)	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.42)	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$17.44	$16.81	$15.06	$13.04

Total Return (%)	6.3	16.4	16.0	12.5	(c)
Ratio of operating expenses to average net assets (%)	0.86	0.91	1.18	1.06	(d)
Ratio of net investment income to average net assets (%)	0.94	1.09	0.53	0.54	(d)
Portfolio turnover rate (%)	17	73	115	79
Net assets, end of period (000)	$285,118	$260,542	$27,790	$3,646

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

Oppenheimer Global Equity Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.81	$15.06	$13.04	$11.40	$8.96

Income From Investment Operations
Net investment income	0.18 (a)	0.18 (a)	0.11	0.11	0.13
Net realized and unrealized gain on investments	0.88	2.27	1.97	1.71	2.52

Total from investment operations	1.06	2.45	2.08	1.82	2.65

Less Distributions
Distributions from net investment income	(0.17)	(0.39)	(0.06)	(0.18)	(0.21)
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00	0.00

Total distributions	(0.43)	(0.70)	(0.06)	(0.18)	(0.21)

Net Asset Value, End of Period	$17.44	$16.81	$15.06	$13.04	$11.40

Total Return (%)	6.3	16.5	16.1	16.1	30.4
Ratio of operating expenses to average net assets (%)	0.76	0.81	1.08	0.96	0.99
Ratio of net investment income to average net assets (%)	1.04	1.13	0.71	0.81	1.08
Portfolio turnover rate (%)	17	73	115	79	65
Net assets, end of period (000)	$24,793	$24,311	$20,674	$15,303	$10,515

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.61	$16.33	$16.11	$15.13	$13.07

Income From Investment Operations
Net investment income	0.41 (a)	0.46	0.39	0.32	0.30
Net realized and unrealized gain on investments	0.62	1.23	0.09	0.95	2.30

Total from investment operations	1.03	1.69	0.48	1.27	2.60

Less Distributions
Distributions from net investment income	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Total distributions	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Net Asset Value, End of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Total Return (%)	5.9	10.5	3.1	8.5	20.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	0.52	0.50	0.50	0.51
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.51	0.49	0.49	0.50
Ratio of net investment income to average net assets (%)	2.32	2.46	2.22	1.99	2.00
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$1,688,044	$1,622,051	$1,705,344	$1,875,196	$1,922,067

	Class B
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain on investments	0.61	1.30	0.19	0.95

Total from investment operations	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.42)	(0.37)	(0.22)	0.00

Total distributions	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$18.08	$17.52	$16.25	$16.03

Total Return (%)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	372	265	443	232
Net assets, end of period (000)	$75,109	$57,973	$40,749	$20,413

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.57	$16.30	$16.07	$15.11	$13.06

Income From Investment Operations
Net investment income	0.39 (a)	0.40	0.33	0.29	0.41
Net realized and unrealized gain on investments	0.61	1.25	0.13	0.94	2.17

Total from investment operations	1.00	1.65	0.46	1.23	2.58

Less Distributions
Distributions from net investment income	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Total distributions	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Net Asset Value, End of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Total Return (%)	5.7	10.3	3.0	8.3	20.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.67	0.65	0.65	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.66	0.64	0.64	0.65
Ratio of net investment income to average net assets (%)	2.16	2.31	2.07	1.88	1.80
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$71,831	$76,124	$80,444	$85,223	$52,609

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

MFS® Total Return Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$156.45	$147.99	$147.96	$138.13	$119.83

Income From Investment Operations
Net investment income	4.40 (a)	4.32	3.84	3.60	3.30
Net realized and unrealized gain on investments	2.49	13.06	0.46	11.53	16.79

Total from investment operations	6.89	17.38	4.30	15.13	20.09

Less Distributions
Distributions from net investment income	(3.51)	(5.49)	(2.61)	(4.52)	(1.79)
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	(0.78)	0.00

Total distributions	(8.81)	(8.92)	(4.27)	(5.30)	(1.79)

Net Asset Value, End of Period	$154.53	$156.45	$147.99	$147.96	$138.13

Total Return (%)	4.4	12.2	3.1	11.3	17.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.58	0.59	0.66	0.64	0.69
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.57	0.58	0.65	0.63	0.69
Ratio of net investment income to average net assets (%)	2.80	2.74	2.53	2.60	2.55
Portfolio turnover rate (%)	58	55	47	89	62
Net assets, end of period (000)	$264,376	$279,698	$261,653	$268,870	$148,601

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$155.02	$146.58	$146.59	$136.93	$119.01

Income From Investment Operations
Net investment income	3.97 (a)	3.71	2.75	3.64	2.53
Net realized and unrealized gain on investments	2.45	13.15	1.16	11.01	17.11

Total from Investment operations	6.42	16.86	3.91	14.65	19.64

Less Distributions
Distributions from net investment income	(3.09)	(4.99)	(2.26)	(4.21)	(1.72)
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	(0.78)	0.00

Total distributions	(8.39)	(8.42)	(3.92)	(4.99)	(1.72)

Net Asset Value, End of Period	$153.05	$155.02	$146.58	$146.59	$136.93

Total Return (%)	4.1	11.9	2.9	11.0	16.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.83	0.84	0.91	0.89	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82	0.83	0.90	0.88	0.94
Ratio of net investment income to average net assets (%)	2.56	2.50	2.29	2.39	2.30
Portfolio turnover rate (%)	58	55	47	89	62
Net assets, end of period (000)	$233,742	$210,529	$158,528	$103,373	$29,582

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

MFS® Total Return Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$155.83	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	4.14 (a)	4.27	3.46	2.33
Net realized and unrealized gain on investments	2.46	12.81	0.60	9.35

Total from investment operations	6.60	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(3.28)	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	0.00

Total distributions	(8.58)	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$153.85	$155.83	$147.36	$147.29

Total Return (%)	4.2	12.0	3.0	8.6	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.74	0.81	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.72	0.73	0.80	0.78	(e)
Ratio of net investment income to average net assets (%)	2.65	2.57	2.38	2.57	(e)
Portfolio turnover rate (%)	58	55	47	89
Net assets, end of period (000)	$73,557	$85,327	$90,637	$89,519

	Class F
	Year ended December 31,
	2007	2006(c)
Net Asset Value, Beginning of Period	$155.39	$143.80

Income From Investment Operations
Net investment income	4.08 (a)	2.69
Net realized and unrealized gain on investments	2.43	8.90

Total from investment operations	6.51	11.59

Less Distributions
Distributions from net investment income	(3.14)	0.00
Distributions from net realized capital gains	(5.30)	0.00

Total distributions	(8.44)	0.00

Net Asset Value, End of Period	$153.46	$155.39

Total Return (%)	4.2	8.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.77	0.78	(e)
Ratio of net investment income to average net assets (%)	2.60	2.67	(e)
Portfolio turnover rate (%)	58	55
Net assets, end of period (000)	$1,287,491	$1,398,437

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$108.62	$110.48	$113.72	$115.62	$112.74

Income From Investment Operations
Net investment income	5.36 (a)	4.55	4.69	4.44	4.55
Net realized and unrealized gain (loss) of investments	1.31	0.01	(2.06)	0.41	1.93

Total from investment operations	6.67	4.56	2.63	4.85	6.48

Less Distributions
Distributions from net investment income	(3.58)	(6.31)	(4.55)	(4.76)	(3.60)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.58)	(6.42)	(5.87)	(6.75)	(3.60)

Net Asset Value, End of Period	$111.71	$108.62	$110.48	$113.72	$115.62

Total Return (%)	6.3	4.4	2.4	4.4	5.9
Ratio of operating expenses to average net assets (%)	0.43	0.46	0.47	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.43	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.95	4.28	3.96	3.57	3.69
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$983,686	$962,770	$763,205	$814,560	$881,513

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.36	$109.20	$112.47	$114.51	$111.84

Income From Investment Operations
Net investment income	5.03 (a)	4.54	4.06	3.78	3.57
Net realized and unrealized gain (loss) of investments	1.30	(0.32)	(1.72)	0.73	2.58

Total from investment operations	6.33	4.22	2.34	4.51	6.15

Less Distributions
Distributions from net investment income	(3.30)	(5.95)	(4.29)	(4.56)	(3.48)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.30)	(6.06)	(5.61)	(6.55)	(3.48)

Net Asset Value, End of Period	$110.39	$107.36	$109.20	$112.47	$114.51

Total Return (%)	6.0	4.1	2.2	4.2	5.6
Ratio of operating expenses to average net assets (%)	0.68	0.71	0.72	0.71	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.68	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.04	3.73	3.35	3.40
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$315,737	$292,377	$235,057	$143,107	$91,135

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

BlackRock Bond Income Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.89	$109.73	$112.97	$114.98	$112.26

Income From Investment Operations
Net investment income	5.16 (a)	7.07	4.34	3.52	3.19
Net realized and unrealized gain (loss) of investments	1.31	(2.71)	(1.89)	1.12	3.09

Total from investment operations	6.47	4.36	2.45	4.64	6.28

Less Distributions
Distributions from net investment income	(3.39)	(6.09)	(4.37)	(4.66)	(3.56)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.39)	(6.20)	(5.69)	(6.65)	(3.56)

Net Asset Value, End of Period	$110.97	$107.89	$109.73	$112.97	$114.98

Total Return (%)	6.1	4.3	2.3	4.3	5.7
Ratio of operating expenses to average net assets (%)	0.58	0.61	0.62	0.61	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.79	4.16	3.81	3.44	3.48
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$306,040	$308,901	$64,396	$65,275	$45,534

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

Lehman Brothers Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.76	$10.81	$11.02	$10.93	$11.17

Income From Investment Operations
Net investment income	0.52 (a)	0.49 (a)	0.49	0.46	0.45
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.27)	(0.02)	(0.06)

Total from investment operations	0.72	0.42	0.22	0.44	0.39

Less Distributions
Distributions from net investment income	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Total distributions	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Net Asset Value, End of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Total Return (%)	6.9	4.1	2.1	4.1	3.6
Ratio of operating expenses to average net assets (%)	0.29	0.31	0.31	0.32	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.30	0.32	0.31	N/A	N/A
Ratio of net investment income to average net assets (%)	4.86	4.64	4.30	4.42	4.44
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$678,193	$511,541	$524,878	$550,456	$500,629

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.60	$10.66	$10.87	$10.79	$11.04

Income From Investment Operations
Net investment income	0.48 (a)	0.46 (a)	0.36	0.36	0.40
Net realized and unrealized gain (loss) of investments	0.20	(0.08)	(0.16)	0.04	(0.04)

Total from investment operations	0.68	0.38	0.20	0.40	0.36

Less Distributions
Distributions from net investment income	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Total distributions	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Net Asset Value, End of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Total Return (%)	6.7	3.8	1.9	3.8	3.4
Ratio of operating expenses to average net assets (%)	0.54	0.56	0.56	0.57	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.55	0.57	0.56	N/A	N/A
Ratio of net investment income to average net assets (%)	4.60	4.40	4.06	4.16	4.20
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$568,790	$469,212	$354,652	$170,958	$73,938

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

Lehman Brothers Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.71	$10.77	$10.97	$10.89	$11.14

Income From Investment Operations
Net investment income	0.50 (a)	0.47 (a)	0.46	0.44	0.52
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.25)	(0.02)	(0.15)

Total from investment operations	0.70	0.40	0.21	0.42	0.37

Less Distributions
Distributions from net investment income	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Total distributions	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Net Asset Value, End of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Total Return (%)	6.7	3.9	2.0	3.9	3.5
Ratio of operating expenses to average net assets (%)	0.44	0.46	0.46	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.45	0.47	0.46	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.49	4.15	4.26	4.29
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$172,925	$176,149	$190,840	$200,270	$115,749

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

Western Asset Management U.S. Government Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.30	$12.22	$12.43	$12.34	$12.34

Income From Investment Operations
Net investment income	0.57 (a)	0.46	0.19	0.20	0.18
Net realized and unrealized gain (loss) of investments	(0.05)	0.03	0.01	0.18	0.02

Total from investment operations	0.52	0.49	0.20	0.38	0.20

Less Distributions
Distributions from net investment income	(0.34)	(0.41)	(0.17)	(0.16)	(0.08)
Distributions from net realized capital gains	0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.34)	(0.41)	(0.41)	(0.29)	(0.20)

Net Asset Value, End of Period	$12.48	$12.30	$12.22	$12.43	$12.34

Total Return (%)	4.4	4.2	1.7	3.0	1.7
Ratio of operating expenses to average net assets (%)	0.54	0.58	0.61	0.64	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	0.64	0.65
Ratio of net investment income to average net assets (%)	4.66	4.36	3.00	1.56	1.22
Portfolio turnover rate (%)	685	835	964	977	882
Net assets, end of period (000)	$1,032,047	$886,805	$471,703	$148,047	$154,010

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.25	$12.16	$12.38	$12.31	$12.31

Income From Investment Operations
Net investment income	0.54 (a)	0.44	0.25	0.16	0.06
Net realized and unrealized gain (loss) of investments	(0.05)	0.02	(0.08)	0.17	0.14

Total from investment operations	0.49	0.46	0.17	0.33	0.20

Less Distributions
Distributions from net investment income	(0.31)	(0.37)	(0.15)	(0.13)	(0.08)
Distributions from net realized capital gains	0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.31)	(0.37)	(0.39)	(0.26)	(0.20)

Net Asset Value, End of Period	$12.43	$12.25	$12.16	$12.38	$12.31

Total Return (%)	4.0	3.9	1.4	2.7	1.6
Ratio of operating expenses to average net assets (%)	0.79	0.83	0.86	0.89	0.90
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	0.89	0.90
Ratio of net investment income to average net assets (%)	4.41	4.08	2.76	1.81	0.79
Portfolio turnover rate (%)	685	835	964	977	882
Net assets, end of period (000)	$226,693	$182,472	$117,258	$35,073	$347

(a)	Per share amount is based on average shares outstanding during the period.

Western Asset Management U.S. Government Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.26	$12.18	$12.38	$12.31	$12.32

Income From Investment Operations
Net investment income	0.55 (a)	0.54	0.34	0.17	0.12
Net realized and unrealized gain (loss) of investments	(0.05)	(0.07)	(0.15)	0.17	0.07

Total from investment operations	0.50	0.47	0.19	0.34	0.19

Less Distributions
Distributions from net investment income	(0.32)	(0.39)	(0.15)	(0.14)	(0.08)
Distributions from net realized capital gains	0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.32)	(0.39)	(0.39)	(0.27)	(0.20)

Net Asset Value, End of Period	$12.44	$12.26	$12.18	$12.38	$12.31

Total Return (%)	4.1	4.0	1.6	2.8	1.5
Ratio of operating expenses to average net assets (%)	0.69	0.73	0.76	0.79	0.80
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	0.79	0.80
Ratio of net investment income to average net assets (%)	4.51	4.13	2.74	1.42	1.03
Portfolio turnover rate (%)	685	835	964	977	882
Net assets, end of period (000)	$91,643	$102,223	$117,409	$123,455	$114,450

(a)	Per share amount is based on average shares outstanding during the period.

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.95	4.70	2.85	0.98	0.80

Total from investment operations	4.95	4.70	2.85	0.98	0.80

Less Distributions
Distributions from net investment income	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Total distributions	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	5.1	4.8	2.9	1.0	0.8
Ratio of operating expenses to average net assets (%)	0.40	0.38	0.41	0.42	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.40	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.97	4.79	2.83	0.97	0.78
Net assets, end of period (000)	$1,128,411	$875,428	$429,019	$469,674	$610,419

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.70	4.45	2.60	0.73	0.55

Total from investment operations	4.70	4.45	2.60	0.73	0.55

Less Distributions
Distributions from net investment income	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Total distributions	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.8	4.5	2.6	0.7	0.6
Ratio of operating expenses to average net assets (%)	0.65	0.63	0.66	0.67	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.65	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.71	4.50	2.84	0.74	0.65
Net assets, end of period (000)	$496,228	$394,260	$273,052	$78,809	$75,083

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.80	4.55	2.70	0.83	0.42

Total from investment operations	4.80	4.55	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Total distributions	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.9	4.7	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.55	0.53	0.56	0.57	0.55	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.55	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.81	4.57	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$11,199	$10,140	$8,569	$11,619	$6,858

(a)	Commencement of operations was April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2007 and, solely with respect to the MFS Value Portfolio, included in the annual report of the Met Investors Series Trust (Investment Company Act file number 811-10183) for the period ended December 31, 2007 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D and Class E

U.S. EQUITY PORTFOLIOS

MetLife Stock Index Portfolio

MFS® Value Portfolio (formerly, Harris Oakmark Large Cap Value Portfolio)

BlackRock Aggressive Growth Portfolio

FI Mid Cap Opportunities Portfolio

Russell 2000® Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

Julius Baer International Stock Portfolio
(formerly, FI International Stock Portfolio)

Morgan Stanley EAFE® Index Portfolio

Oppenheimer Global Equity Portfolio

EQUITY AND FIXED-INCOME PORTFOLIO

BlackRock Diversified Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

Lehman Brothers® Aggregate Bond Index Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three Sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

APRIL 28, 2008

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Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 36 separate investment portfolios (the “Portfolios”), which offers Class A, Class B, Class D, Class E and Class F shares. Thirteen of these Portfolios are offered through this prospectus, but may not be offered in all classes of shares. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

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rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

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Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Mid Cap Opportunities Portfolio may invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company’s market capitalization is based

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

6

on its current market capitalization or its market capitalization at the time of the Portfolio’s investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the Insurance Company websites (including www.metlife.com/msf): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. Unless the subadviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

7

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2007, the market capitalizations of companies in the S&P 500 Index ranged from $0.7 billion to $511.9 billion; however, 95% of the companies in the index had market capitalizations above $2.2 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2007 was $12.0 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

8

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

9

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.23%	12.50%	5.62%	—	—
Class B	4.97%	12.22%	N/A	3.17%	1-2-01
Class E	5.06%	12.32%	N/A	3.61%	5-1-01
S&P 500 Index	5.49%	12.83%	5.91%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

10

MetLife Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554

11

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

12

MetLife Stock Index Portfolio

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

13

MFS® Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation and reasonable income.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization US companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies generally produce income and tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 35% of its assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Stock Selection

MFS uses a bottom-up approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

14

MFS® Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor and the TST MFS Value Predecessor, but not for the Portfolio.

During the period shown above, the highest quarterly return was 14.45% for the second quarter of 2003, and the lowest quarterly return was -15.28% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of Portfolio (7-20-98)
Class A	7.64%	14.97%	7.39%
Class B*	7.39%	14.73%	7.14%
Class E*	7.49%	14.83%	7.24%
Russell 1000 Value Index	-0.17%	14.63%	6.54%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

15

MFS® Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.72%		0.72%		0.72%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.77%		1.02%		0.92%
Fee Waiver(1)	(0.07%	)	(0.07%	)	(0.07%	)

Net Operating Expenses(1)	0.70%		0.95%		0.85%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$72	$239	$421	$948
Class B	$97	$318	$556	$1,241
Class E	$87	$286	$502	$1,125

16

MFS® Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

17

MFS® Value Portfolio

maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2007, MFS had approximately $197.6 billion in assets under management.

The Portfolio has been co-managed by Nevin P. Chitkara and Steven R. Gorham since January 7, 2008. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the MFS investment management area since 1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the MFS investment management area since 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

18

MFS® Value Portfolio

MetLife Advisers contractually agreed, for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee as follows: 0.10% on the first $250 million of the combined average net assets of the Portfolio and the MFS Value Portfolio of the Met Investors Series Trust (the “Combined Assets”), 0.05% on the next $1 billion of Combined Assets, 0.10% on the next $250 million of Combined Assets, 0.20% on the next $1 billion of Combined Assets, 0.175% on the next $2.5 billion of Combined Assets, and 0.15% on Combined Assets over $5 billion. MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio and the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

19

BlackRock Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio’s total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. BlackRock generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index), the S&P MidCap 400 Index or a similar index. As of June 22, 2007, the market capitalizations of companies in the Russell Midcap Index ranged from $2.0 billion to $18.3 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.7 billion. As of December 31, 2007, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.3 billion to $12.4 billion; however, 95% of the companies in the index had market capitalizations above $0.8 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2007 was $2.4 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio’s total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. Government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. BlackRock may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under “More About Investment Strategies and Risks—Foreign Securities.”

Stock Selection

In selecting stocks, BlackRock takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. BlackRock generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. BlackRock looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

20

BlackRock Aggressive Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

21

BlackRock Aggressive Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 33.85% for the fourth quarter of 1999, and the lowest quarterly return was -25.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	20.58%	17.77%	5.59%	—	—
Class B	20.24%	N/A	N/A	12.02%	4-26-04
Class D	20.42%	N/A	N/A	10.87%	5-2-06
Class E	20.39%	17.59%	N/A	5.02%	5-1-01
Russell Midcap Growth Index	11.43%	17.90%	7.59%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

22

BlackRock Aggressive Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.71%	0.71%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.76%	1.01%	0.86%	0.91%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.74% for Class A shares, 0.99% for Class B shares, 0.84% for Class D shares and 0.89% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$78	$243	$422	$942
Class B	$103	$322	$558	$1,236
Class D	$88	$274	$477	$1,061
Class E	$93	$290	$504	$1,120

23

BlackRock Aggressive Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those

24

BlackRock Aggressive Growth Portfolio

countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

25

BlackRock Aggressive Growth Portfolio

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

26

BlackRock Aggressive Growth Portfolio

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Eileen M. Leary, Managing Director and Andrew R. Leger, Vice President. Ms. Leary joined BlackRock’s Small and Mid-Cap Growth Equity Team in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser. From 2002 until she joined BlackRock, Ms. Leary was a Portfolio Manager at State Street Research and was responsible for the day-to-day management of the Portfolio. She joined State Street Research in 1989 and has been an investment professional since 1993.

Andrew R. Leger, Vice President and research analyst, is a member of the Small and Mid-Cap Growth Equity Team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.71% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

27

FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days’ prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, Pyramis generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell Midcap Index. As of December 31, 2007, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.3 billion to $12.4 billion; however, 95% of the companies in the index had market capitalizations above $0.8 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2007 was $2.4 billion. As of June 22 2007, the market capitalization of companies in the Russell Midcap Index ranged from $2.0 billion to $18.3 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.7 billion. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Pyramis may also invest the Portfolio’s assets in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

Investment Selection

In buying and selling securities for the Portfolio, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Pyramis seeks for the Portfolio investments in companies with improving business fundamentals and accelerating growth.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Portfolio may not achieve its objective.

28

FI Mid Cap Opportunities Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

29

FI Mid Cap Opportunities Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Janus Capital Management LLC (“Janus”) to Fidelity Management & Research Company (“FMR”) and also changed its principal investment strategies. On April 28, 2008, Pyramis succeeded FMR as subadviser to the Portfolio. Performance information set forth below reflects the management of Janus and FMR but not of Pyramis.

During the period shown above, the highest quarterly return was 59.36% for the fourth quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	8.33%	15.36%	6.69%	—	3-3-97
Class B	8.11%	15.08%	N/A	-0.50%	1-2-01
Class E	8.18%	15.21%	N/A	1.47%	5-1-01
S&P MidCap 400 Index	7.98%	16.19%	11.20%	—	—
Russell Midcap Growth Index*	11.43%	17.90%	7.59%	—	—

Index since inception return based on Class A inception date.

*	In the future, the Portfolio’s performance will be compared to the Russell Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio’s subadviser believes that the Russell Midcap Growth Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

30

FI Mid Cap Opportunities Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.73%	0.98%	0.88%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Class E	$90	$281	$488	$1,084

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

31

FI Mid Cap Opportunities Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer’s home country. Pyramis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Pyramis cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

32

FI Mid Cap Opportunities Portfolio

may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

Pyramis is the subadviser to the Portfolio and makes the day-to-day investment management decisions for the Portfolio. Pyramis is a wholly-owned subsidiary of FMR. As of December 31, 2007, Pyramis managed approximately $6.2 billion in assets. Pyramis is located at 82 Devonshire Street, Boston, MA 02109.

David Rose has managed the Portfolio since April 2008. Mr. Rose joined Pyramis in 2007 and previously was a mid-cap growth manager at American Century Investments.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio’s average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

33

Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 22, 2007, the highest market capitalization of companies in the Russell 2000 Index was $2.5 billion. As of the same date, the median market capitalization of companies in the Russell 2000 Index was approximately $0.7 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Russell 2000 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least ..95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

34

Russell 2000 Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

35

Russell 2000 Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 23.01% for the second quarter of 2003, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	-1.58%	15.85%	8.34%	11-9-98
Class B	-1.84%	15.57%	8.09%	1-2-01
Class E	-1.66%	15.70%	7.71%	5-1-01
Russell 2000 Index	-1.57%	16.25%	8.70%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

36

Russell 2000 Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.33%		0.58%		0.48%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.32%		0.57%		0.47%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

37

Russell 2000 Index Portfolio

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

38

Russell 2000 Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

39

T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in a diversified group of small capitalization companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies in the MSCI US Small Cap Growth Index. As of December 31, 2007, this included companies with market capitalizations of between approximately $87 million and $6.1 billion. The market capitalization limits will vary with market fluctuations. The Portfolio may on occasion purchase a stock whose market capitalization exceeds the range, and it will not automatically sell a stock just because the company’s market capitalization has grown beyond the upper end of the range. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a “bottom up” manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

40

T. Rowe Price Small Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

41

T. Rowe Price Small Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	9.86%	14.67%	4.76%	—	—
Class B	9.53%	14.48%	N/A	13.09%	7-30-02
Class E	9.68%	14.50%	N/A	5.08%	5-1-01
MSCI US Small Cap Growth Index	9.71%	18.46%	8.50%	—	—

42

T. Rowe Price Small Cap Growth Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio.    This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.08%	0.08%	0.08%

Total Annual Portfolio Operating Expenses(1)	0.59%	0.84%	0.74%

(1)	Effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. If this waiver were reflected in the table, the Management Fee for each Class would be 0.49%, and Total Annual Operating Expenses would be 0.57% for Class A shares, 0.82% for Class B shares and 0.72% for Class E shares. This waiver may be terminated by MetLife Advisers at any time. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about this Management Fee waiver.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$61	$190	$330	$740
Class B	$86	$269	$467	$1,040
Class E	$76	$237	$413	$921

43

T. Rowe Price Small Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio’s investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to

44

T. Rowe Price Small Cap Growth Portfolio

events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stock that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

45

T. Rowe Price Small Cap Growth Portfolio

issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over ten million retail and institutional accounts. As of December 31, 2007, T. Rowe Price and its affiliates had assets under management of approximately $400 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Sudhir Nanda, Committee Chairman, has had day-to-day

46

T. Rowe Price Small Cap Growth Portfolio

responsibility for management of the Portfolio since he became Chairman in October 2006 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Nanda joined T. Rowe Price in 2000 and has been managing investments since 1999.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about this fee waiver. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.51% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

47

Julius Baer International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Julius Baer Investment Management LLC (“JBIM”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of its assets in stocks. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio normally invests in companies with a minimum market capitalization of $2.5 billion. The Portfolio normally invests in at least four or five different countries and at least 65% of its total assets in no fewer than three different countries outside the U.S. The Portfolio may also invest up to 25% of its total assets in emerging market securities.

The Portfolio may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), mutual funds, exchange-traded funds (“ETFs”), Rule 144A securities, and real estate investment trusts (“REITs”).

The Portfolio may also use financial futures, commodity futures and options, swaps, warrants and other derivatives for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

Stock Selection

The Portfolio is not constrained by a particular investment style. It may invest in “growth” or “value” securities. JBIM chooses securities in industries and companies whose products and services it believes are in demand. JBIM considers for the Portfolio companies with above average earnings potential, companies that are dominant within their industries, companies within industries that are undergoing dramatic change, and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency values and prospects for economic growth in a country or region.

JBIM selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets, such as Western Europe, Australia, New Zealand and Canada, the stock selection process is primarily bottom-up, in which JBIM concentrates on factors such as company balance sheets and industry performance relative to the broader economy. In emerging markets, JBIM uses a top-down selection process, focusing on the economic and political factors of particular areas. When selecting Japanese companies, JBIM uses a combination of bottom-up and top-down analysis to best assess specific companies in the context of economic and political factors within Japan.

Stocks include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

48

Julius Baer International Stock Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

49

Julius Baer International Stock Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 7, 2008, JBIM succeeded Fidelity Management & Research Company (“FMR”) as subadviser to the Portfolio. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC (“Putnam”) as subadviser to the Portfolio. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. (“Santander”) as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of FMR, Putnam and Santander but not of JBIM.

During the period shown above, the highest quarterly return was 17.74% for the first quarter of 1998, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	10.33%	18.08%	6.79%	—	—
Class B	10.07%	17.80%	N/A	11.55%	5-1-02
Class E	10.20%	17.90%	N/A	7.52%	5-1-01
MSCI EAFE Index	11.17%	21.59%	8.66%	—	—
MSCI All Country World ex-US Index*	16.65%	24.02%	N/A**	—	—

*	In the future, the Portfolio’s performance will be compared to the MSCI All Country World ex-US Index instead of the MSCI EAFE Index. The Portfolio’s subadviser believes that the MSCI All Country World ex-US Index better reflects the universe of securities in which the Portfolio invests.

**	The MSCI All Country World ex-US Index has not been in existence for ten years.

50

Julius Baer International Stock Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.84%		0.84%		0.84%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.12%		0.12%		0.12%

Total Annual Portfolio Operating Expenses(2)	0.96%		1.21%		1.11%
Fee Waiver(1)	(0.04%	)	(0.04%	)	(0.04%	)

Net Operating Expenses(1)(2)	0.92%		1.17%		1.07%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million.

(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.92% for Class A shares, 1.17% for Class B shares and 1.07% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.88% for Class A shares, 1.13% for Class B shares and 1.03% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$94	$302	$527	$1,174
Class B	$119	$380	$661	$1,462
Class E	$109	$349	$608	$1,348

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Julius Baer International Stock Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. JBIM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, JBIM cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Julius Baer International Stock Portfolio

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

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Julius Baer International Stock Portfolio

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless JBIM determines, under guidelines established by the Fund’s directors, that it is liquid.

Futures Contracts.    The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets. If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

JBIM is a wholly owned subsidiary of Julius Baer Americas, Inc. (“JBA”). JBIM and JBA are located at 330 Madison Avenue, New York, NY 10017. JBA is a wholly owned subsidiary of Julius Baer Holding Ltd. (“JBH”) of Zurich, Switzerland. (JBH, its subsidiaries and affiliates are referred to as the Julius Baer Group.) As of December 31, 2007, JBIM had assets under management of approximately $75.2 billion. JBIM has announced a plan for an initial public offering of JBA (the “IPO”), which is expected to occur in 2008. Upon completion of the IPO, JBIM would become a wholly-owned subsidiary of JB Americas Holdings, LLC, a Delaware limited liability company (“JBAH LLC”). JBAH LLC would be a majority owned subsidiary of JBA, which would be publicly traded under the name Artio Global Investors Inc.

Rudolph-Riad Younes and Richard Pell have been primarily responsible for the day-to-day management of the Portfolio since January 7, 2008. Mr. Younes serves as lead portfolio manager of the Portfolio. He has been Senior Vice President and Head of International Equity of JBIM since 2000, and with the Julius Baer Group since 1993. Mr. Pell has been Chief Investment Officer and Senior Vice President of JBIM since 2000, and with the Julius Baer Group since 1995.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. MetLife Advisers contractually agreed, for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.84% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio and the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. As of December 31, 2007, the market capitalizations of companies in the MSCI EAFE Index ranged from $0.2 billion to $233.4 billion. As of the same date, the median market capitalization of companies in the MSCI EAFE Index was $4.4 billion. As of December 31, 2007, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the MSCI EAFE Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt

55

Morgan Stanley EAFE Index Portfolio

to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Morgan Stanley EAFE Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 18.93% for the second quarter of 2003, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	10.82%	21.04%	7.60%	11-9-98
Class B	10.52%	20.70%	7.58%	1-2-01
Class E	10.58%	20.82%	9.20%	5-1-01
MSCI EAFE Index	11.17%	21.59%	8.08%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

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Morgan Stanley EAFE Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.30%		0.30%		0.30%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.12%		0.12%		0.12%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.43%		0.68%		0.58%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.42%		0.67%		0.57%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725

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Morgan Stanley EAFE Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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Morgan Stanley EAFE Index Portfolio

conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

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Morgan Stanley EAFE Index Portfolio

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.293%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.293% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Oppenheimer Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide.

•	Companies that stand to benefit from global growth trends.

•	Businesses with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

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Oppenheimer Global Equity Portfolio

business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

•

The Portfolio focuses its investments in mid- and large-capitalization companies, but it may also invest in stocks of small capitalization companies. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

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Oppenheimer Global Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2005, the Portfolio changed its subadviser from Deutsche Investment Management Americas Inc. to Oppenheimer, and the Portfolio also changed its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -16.60% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	6.49%	16.99%	8.23%	—	—
Class B	6.26%	N/A	N/A	13.88%	4-26-04
Class E	6.31%	16.84%	N/A	7.53%	5-1-01
MSCI World Index (net dividends)	9.04%	16.96%	7.00%	—	—

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Oppenheimer Global Equity Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.10%	0.10%	0.10%

Total Annual Portfolio Operating Expenses	0.61%	0.86%	0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$62	$195	$340	$762
Class B	$88	$274	$477	$1,061
Class E	$78	$243	$422	$942

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

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Oppenheimer Global Equity Portfolio

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization Risk.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Industry Focus.    At times, the Portfolio may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that the Portfolio has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry. The Portfolio does not concentrate 25% or more of its total assets in investments in any one industry.

Investing in Special Situations.    Periodically, the Portfolio might use aggressive investment techniques. These might include seeking to benefit from what Oppenheimer perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

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Oppenheimer Global Equity Portfolio

Cyclical Opportunities.    The Portfolio may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if Oppenheimer believes they have growth potential. The Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

Foreign Securities

The Portfolio expects to have substantial investments in foreign securities. For purposes of the Portfolio’s investment allocations, foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. Government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are considered to be foreign securities for the purpose of the Portfolio’s investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or

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Oppenheimer Global Equity Portfolio

similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Oppenheimer may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Oppenheimer cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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the Portfolio’s net assets would be invested in securities considered to be illiquid by Oppenheimer.

Portfolio Management

Oppenheimer has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed approximately $260 billion in assets as of December 31, 2007. Oppenheimer is located at Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008.

Rajeev Bhaman is principally responsible for the day-to-day management of the Portfolio. Mr. Bhaman has been with Oppenheimer since 1996. He is a Senior Vice President of Oppenheimer, and a Portfolio Manager of various Oppenheimer funds. He is also a Chartered Financial Analyst charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio mangers’ ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio’s average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.51% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

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United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2007, the duration of this index was 4.4 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.90%	9.55%	5.28%	—	—
Class B	5.62%	N/A	N/A	6.98%	4-26-04
Class E	5.71%	9.38%	N/A	3.91%	5-1-01
Russell 1000 Index	5.77%	13.43%	6.20%	—	—
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

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Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.50%	0.75%	0.65%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$51	$160	$280	$628
Class B	$77	$240	$417	$930
Class E	$66	$208	$362	$810

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More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Diversified Portfolio

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit

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card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment

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of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency,

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corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the investment strategy and the day-to-day management of the equity portion of the Portfolio. He has been the portfolio manager for the equity portion of the Portfolio since October 2006. Mr. Doll has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive and Management Committees since October 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. from 2001 to 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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BlackRock Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. Government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

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The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2007, the duration of this index was 4.4 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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BlackRock Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 4.10% for the third quarter of 2001, and the lowest quarterly return was -2.69% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	6.29%	4.67%	5.70%	—	—
Class B	6.02%	4.40%	N/A	5.30%	5-1-01
Class E	6.13%	4.51%	N/A	5.16%	4-23-02
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

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BlackRock Bond Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.38%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.06%		0.06%		0.06%

Total Annual Portfolio Operating Expenses	0.44%		0.69%		0.59%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.43%		0.68%		0.58%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.325% for the amounts over $1 billion but less than $2 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$44	$140	$245	$554
Class B	$69	$220	$383	$858
Class E	$59	$188	$328	$737

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BlackRock Bond Income Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Bond Income Portfolio

risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Bond Income Portfolio

not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates.

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BlackRock Bond Income Portfolio

The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through

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BlackRock Bond Income Portfolio

the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

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BlackRock Bond Income Portfolio

Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.38% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the “Index”) is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities ERISA-Eligible Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

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Lehman Brothers Aggregate Bond Index Portfolio

the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Lehman Brothers Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	6.87%	4.15%	5.38%	11-9-98
Class B	6.66%	3.90%	5.06%	1-2-01
Class E	6.71%	3.99%	5.21%	5-1-01
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.81%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

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Lehman Brothers Aggregate Bond Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.30%		0.55%		0.45%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.29%		0.54%		0.44%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$30	$95	$168	$380
Class B	$55	$175	$306	$688
Class E	$45	$143	$251	$566

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Lehman Brothers Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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Lehman Brothers Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.244%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.244% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

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BlackRock Money Market Portfolio

or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

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BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.07%	2.90%	3.61%	—	—
Class B	4.80%	2.64%	N/A	2.45%	5-1-01
Class E	4.91%	N/A	N/A	2.87%	4-23-03
91-Day Treasury Bill Rate	5.00%	3.07%	3.77%	—	—

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BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.33%		0.33%		0.33%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%

Total Annual Portfolio Operating Expenses	0.40%		0.65%		0.55%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.39%		0.64%		0.54%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$40	$127	$223	$504
Class B	$65	$207	$361	$809
Class E	$55	$175	$306	$688

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BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.33% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

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Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

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Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolios. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts, variable life contracts and Qualified Plans are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information regarding their own tax situations including the possible applicability of foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury Regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a Portfolio’s shares. Please see the SAI for more information.

Since the shareholders of the Portfolios will be Separate Accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences of purchasing and owning the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract. Please see the SAI for more information on taxes.

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the

108

investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

109

Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2007) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to MFS Value Portfolio, for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund (with the exception of the MFS Value Portfolio), along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2007, which is available upon request. D&T’s report with respect to the MFS Value Portfolio’s predecessor fund, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”), along with such Portfolio’s financial statements, including any notes thereto, are included in the annual report of the Met Investors Series Trust for the period ended December 31, 2007. The information in the following tables for MFS Value Portfolio for periods prior to 2005 is derived from the financial statements of a predecessor to the MIST MFS Value Predecessor, the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”). The information for the TST MFS Value Predecessor was audited by KPMG LLP, whose report for such fund, dated February 18, 2005, expresses an unqualified opinion.

110

MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.26	$33.20	$32.27	$29.45	$23.41

Income From Investment Operations
Net investment income	0.63 (a)	0.58	0.55	0.54	0.38
Net realized and unrealized gain on investments	1.26	4.37	0.90	2.54	6.11

Total from investment operations	1.89	4.95	1.45	3.08	6.49

Less Distributions
Distributions from net investment income	(0.39)	(0.70)	(0.52)	(0.26)	(0.45)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.15)	(1.89)	(0.52)	(0.26)	(0.45)

Net Asset Value, End of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Total Return (%)	5.2	15.5	4.6	10.5	28.2
Ratio of operating expenses to average net assets (%)	0.28	0.30	0.29	0.30	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.31	0.29	N/A	N/A
Ratio of net investment income to average net assets (%)	1.69	1.63	1.59	1.73	1.48
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$4,733,145	$4,125,102	$3,942,484	$4,139,893	$3,931,839

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.38	$32.41	$31.52	$28.80	$22.92

Income From Investment Operations
Net investment income	0.52 (a)	0.47	0.39	0.41	0.34
Net realized and unrealized gain on investments	1.24	4.28	0.95	2.53	5.95

Total from investment operations	1.76	4.75	1.34	2.94	6.29

Less Distributions
Distributions from net investment income	(0.31)	(0.59)	(0.45)	(0.22)	(0.41)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.07)	(1.78)	(0.45)	(0.22)	(0.41)

Net Asset Value, End of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Total Return (%)	5.0	15.2	4.4	10.3	27.9
Ratio of operating expenses to average net assets (%)	0.53	0.55	0.54	0.55	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.56	0.54	N/A	N/A
Ratio of net investment income to average net assets (%)	1.43	1.38	1.36	1.59	1.24
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$1,092,993	$991,777	$765,425	$508,908	$251,793

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

111

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.09	$33.04	$32.11	$29.33	$23.34

Income From Investment Operations
Net investment income	0.57 (a)	0.52	0.47	0.47	0.40
Net realized and unrealized gain on investments	1.25	4.35	0.93	2.56	6.02

Total from investment operations	1.82	4.87	1.40	3.03	6.42

Less Distributions
Distributions from net investment income	(0.34)	(0.63)	(0.47)	(0.25)	(0.43)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.10)	(1.82)	(0.47)	(0.25)	(0.43)

Net Asset Value, End of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Total Return (%)	5.1	15.3	4.5	10.4	28.0
Ratio of operating expenses to average net assets (%)	0.43	0.45	0.44	0.45	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.46	0.44	N/A	N/A
Ratio of net investment income to average net assets (%)	1.53	1.48	1.44	1.67	1.34
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$280,076	$291,417	$287,568	$293,266	$142,284

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

112

MFS® Value Portfolio*

	Class A
	Year ended December 31,
	2007		2006	2005	2004(a)	2003(a)
Net Asset Value, Beginning of Period	$14.24		$12.44	$12.32	$10.83	$8.80

Income from Investment Operations
Net investment income	0.21	(b)	0.20 (b)	0.17 (b)	0.14	0.13
Net realized and unrealized gain on investments	0.87		2.45	0.63	1.59	2.04

Total from investment operations	1.08		2.65	0.80	1.73	2.17

Less Distributions
Distributions from net investment income	(0.00	)(c)	(0.18)	(0.15)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.28)		(0.67)	(0.53)	(0.10)	(0.00)

Total distributions	(0.28)		(0.85)	(0.68)	(0.24)	(0.14)

Net Asset Value, End of Period	$15.04		$14.24	$12.44	$12.32	$10.83

Total Return (%)	7.6		21.3	6.4	16.0	24.6
Ratio of operating expenses to average net assets (%)	0.87		1.00	0.99	1.00	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)(d)	0.88		1.02	1.00	1.14	1.08
Ratio of net investment income to average net assets (%)	1.42		1.46	1.36	1.30	1.44
Portfolio turnover rate (%)	25		39	23	47	57
Net assets, end of period (000)	$142,819		$108,116	$78,658	$47,252	$40,128

*	On April 28, 2008, the MFS Value Portfolio acquired the net assets of the MIST MFS Value Predecessor. The MFS Value Portfolio was the legal survivor and the MIST MFS Value Predecessor was the accounting and performance survivor in this transaction. The above financial highlights are those of the MIST MFS Value Predecessor.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amounts are based on average shares outstanding during the period.
(c)	Distributions during the period were less than $0.01.
(d)	See Note 3 in the Notes to the MIST MFS Value Predecessor’s Financial Statements included in the Met Investors Series Trust’s annual report for the period ended December 31, 2007.

113

BlackRock Aggressive Growth Portfolio

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.96		$22.45	$20.28	$17.95	$12.75

Income From Investment Operations
Net investment loss	(0.06	)(a)	(0.07)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain on investments	4.99		1.58	2.24	2.40	5.26

Total from investment operations	4.93		1.51	2.17	2.33	5.20

Net Asset Value, End of Period	$28.89		$23.96	$22.45	$20.28	$17.95

Total Return (%)	20.6		6.7	10.7	13.0	40.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.76		0.79	0.79	0.79	0.81
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.74		0.77	0.77	0.78	0.79
Ratio of net investment loss to average net assets (%)	(0.24)		(0.29)	(0.33)	(0.38)	(0.38)
Portfolio turnover rate (%)	49		91	71	95	98
Net assets, end of period (000)	$937,655		$880,965	$938,550	$954,736	$926,897

	Class B
	Year ended December 31,
	2007		2006	2005	2004(c)
Net Asset Value, Beginning of Period	$22.88		$21.49	$19.46	$18.12

Income From Investment Operations
Net investment loss	(0.12	)(a)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain on investments	4.75		1.48	2.11	1.37

Total from investment operations	4.63		1.39	2.03	1.34

Net Asset Value, End of Period	$27.51		$22.88	$21.49	$19.46

Total Return (%)	20.2		6.5	10.4	7.4	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01		1.04	1.04	1.04	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.99		1.02	1.01	1.03	(e)
Ratio of net investment loss to average net assets (%)	(0.48)		(0.53)	(0.56)	(0.56	)(e)
Portfolio turnover rate (%)	49		91	71	95
Net assets, end of period (000)	$45,243		$21,634	$11,761	$4,165

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

114

BlackRock Aggressive Growth Portfolio

	Class D
	Year ended December 31,
	2007		2006(c)
Net Asset Value, Beginning of Period	$23.80		$24.12

Income From Investment Operations
Net investment loss	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) of investments	4.95		(0.26)

Total from investment operations	4.86		(0.32)

Net Asset Value, End of Period	$28.66		$23.80

Total Return (%)	20.4		(1.3	)(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.86		0.89	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.84		0.87	(e)
Ratio of net investment loss to average net assets (%)	(0.34)		(0.36	)(e)
Portfolio turnover rate (%)	49		91
Net assets, end of period (000)	$268,928		$270,158

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.79		$22.33	$20.20	$17.90	$12.74

Income From Investment Operations
Net investment loss	(0.10	)(a)	(0.12)	(0.11)	(0.09)	(0.04)
Net realized and unrealized gain on investments	4.95		1.58	2.24	2.39	5.20

Total from investment operations	4.85		1.46	2.13	2.30	5.16

Net Asset Value, End of Period	$28.64		$23.79	$22.33	$20.20	$17.90

Total Return (%)	20.4		6.5	10.5	12.8	40.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.91		0.94	0.94	0.94	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89		0.92	0.92	0.93	0.94
Ratio of net investment loss to average net assets (%)	(0.39)		(0.44)	(0.48)	(0.52)	(0.52)
Portfolio turnover rate (%)	49		91	71	95	98
Net assets, end of period (000)	$20,171		$16,305	$17,653	$17,893	$11,286

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

115

FI Mid Cap Opportunities Portfolio

	Class A
	Year ended December 31,
	2007	2006		2005	2004	2003
Net Asset Value, Beginning of Period	$19.54	$17.47		$16.34	$14.01	$10.41

Income From Investment Operations
Net investment income (loss)	0.01 (a)	0.01		0.02	0.08	(0.03)
Net realized and unrealized gain on investments	1.62	2.06		1.11	2.33	3.63

Total from investment operations	1.63	2.07		1.13	2.41	3.60

Less Distributions
Distributions from net investment income	(0.03)	(0.00	)(b)	0.00	(0.08)	0.00

Total distributions	(0.03)	(0.00)		0.00	(0.08)	0.00

Net Asset Value, End of Period	$21.14	$19.54		$17.47	$16.34	$14.01

Total Return (%)	8.3	11.9		6.9	17.2	34.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.75		0.75	0.75	0.77
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.73	0.73		0.68	0.70	0.76
Ratio of net investment income (loss) to average net assets (%)	0.04	0.07		0.11	0.53	(0.24)
Portfolio turnover rate (%)	113	153		149	217	39
Net assets, end of period (000)	$1,063,017	$981,804		$924,602	$963,074	$873,202

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.11		$17.13	$16.06	$13.79	$10.27

Income From Investment Operations
Net investment income (loss)	(0.04	)(a)	(0.02)	(0.01)	0.09	(0.05)
Net realized and unrealized gain on investments	1.59		2.00	1.08	2.23	3.57

Total from investment operations	1.55		1.98	1.07	2.32	3.52

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.05)	0.00

Total distributions	0.00		0.00	0.00	(0.05)	0.00

Net Asset Value, End of Period	$20.66		$19.11	$17.13	$16.06	$13.79

Total Return (%)	8.1		11.6	6.7	16.8	34.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.98		1.00	1.00	1.00	1.02
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.98		0.98	0.93	0.95	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.21)		(0.18)	(0.13)	0.44	(0.48)
Portfolio turnover rate (%)	113		153	149	217	39
Net assets, end of period (000)	$82,675		$67,334	$47,699	$36,819	$13,849

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

116

FI Mid Cap Opportunities Portfolio

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.31		$17.29	$16.19	$13.90	$10.33

Income From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.02)	(0.01)	0.07	(0.03)
Net realized and unrealized gain on investments	1.60		2.04	1.11	2.28	3.60

Total from investment operations	1.58		2.02	1.10	2.35	3.57

Less Distributions
Distributions from net investment income	(0.00	)(b)	0.00	0.00	(0.06)	0.00

Total distributions	(0.00)		0.00	0.00	(0.06)	0.00

Net Asset Value, End of Period	$20.89		$19.31	$17.29	$16.19	$13.90

Total Return (%)	8.2		11.7	6.7	17.0	34.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.88		0.90	0.90	0.90	0.92
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.88		0.88	0.83	0.85	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.12)		(0.08)	(0.04)	0.55	(0.37)
Portfolio turnover rate (%)	113		153	149	217	39
Net assets, end of period (000)	$36,337		$38,839	$38,193	$40,402	$12,991

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

117

Russell 2000 Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.68	$13.92	$14.01	$11.95	$8.25

Income From Investment Operations
Net investment income	0.22 (a)	0.18 (a)	0.14	0.12	0.08
Net realized and unrealized gain (loss) of investments	(0.38)	2.30	0.40	2.00	3.69

Total from investment operations	(0.16)	2.48	0.54	2.12	3.77

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.11)	(0.06)	(0.07)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.35)	(0.72)	(0.63)	(0.06)	(0.07)

Net Asset Value, End of Period	$14.17	$15.68	$13.92	$14.01	$11.95

Total Return (%)	(1.6)	18.0	4.5	17.8	46.1
Ratio of operating expenses to average net assets (%)	0.31	0.35	0.35	0.37	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.36	0.36	N/A	N/A
Ratio of net investment income to average net assets (%)	1.47	1.21	1.10	0.97	0.89
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$610,844	$331,568	$266,467	$254,898	$216,744

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.44	$13.73	$13.82	$11.80	$8.16

Income From Investment Operations
Net investment income	0.18 (a)	0.14 (a)	0.10	0.08	0.05
Net realized and unrealized gain (loss) of investments	(0.38)	2.25	0.41	1.98	3.65

Total from investment operations	(0.20)	2.39	0.51	2.06	3.70

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.08)	(0.04)	(0.06)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.31)	(0.68)	(0.60)	(0.04)	(0.06)

Net Asset Value, End of Period	$13.93	$15.44	$13.73	$13.82	$11.80

Total Return (%)	(1.8)	17.6	4.3	17.4	45.7
Ratio of operating expenses to average net assets (%)	0.56	0.60	0.60	0.62	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.61	0.61	N/A	N/A
Ratio of net investment income to average net assets (%)	1.17	0.97	0.87	0.77	0.64
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$160,849	$159,003	$108,689	$76,322	$39,911

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

118

Russell 2000 Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.61	$13.87	$13.95	$11.92	$8.23

Income From Investment Operations
Net investment income	0.19 (a)	0.16 (a)	0.13	0.09	0.07
Net realized and unrealized gain (loss) of investments	(0.37)	2.28	0.40	1.99	3.69

Total from investment operations	(0.18)	2.44	0.53	2.08	3.76

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.09)	(0.05)	(0.07)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.33)	(0.70)	(0.61)	(0.05)	(0.07)

Net Asset Value, End of Period	$14.10	$15.61	$13.87	$13.95	$11.92

Total Return (%)	(1.7)	17.7	4.4	17.5	46.0
Ratio of operating expenses to average net assets (%)	0.46	0.50	0.50	0.52	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.51	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	1.27	1.05	0.95	0.82	0.74
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$46,861	$55,208	$49,489	$51,061	$38,059

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

119

T. Rowe Price Small Cap Growth Portfolio

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.72		$15.13	$13.63	$12.27	$8.71

Income From Investment Operations
Net investment loss	(0.02	)(a)	(0.03)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain on investments	1.56		0.62	1.52	1.40	3.60

Total from investment operations	1.54		0.59	1.50	1.36	3.56

Net Asset Value, End of Period	$17.26		$15.72	$15.13	$13.63	$12.27

Total Return (%)	9.9		3.9	11.0	11.1	40.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.57		0.59	0.60	0.60	0.63
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.57		0.59	0.59	0.60	0.63
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.59		0.60	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.12)		(0.19)	(0.14)	(0.31)	(0.39)
Portfolio turnover rate (%)	51		38	31	28	25
Net assets, end of period (000)	$294,458		$349,258	$318,845	$312,834	$297,728

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.42		$14.88	$13.44	$12.11	$8.59

Income From Investment Operations
Net investment loss	(0.06	)(a)	(0.05)	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain on investments	1.53		0.59	1.48	1.36	3.53

Total from investment operations	1.47		0.54	1.44	1.33	3.52

Net Asset Value, End of Period	$16.89		$15.42	$14.88	$13.44	$12.11

Total Return (%)	9.5		3.6	10.7	11.0	41.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.82		0.84	0.84	0.85	0.88
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82		0.84	0.84	0.85	0.88
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.84		0.85	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.36)		(0.44)	(0.40)	(0.52)	(0.59)
Portfolio turnover rate (%)	51		38	31	28	25
Net assets, end of period (000)	$54,366		$45,213	$30,357	$15,516	$152

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

120

T. Rowe Price Small Cap Growth Portfolio

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.50		$14.95	$13.49	$12.15	$8.64

Income From Investment Operations
Net investment loss	(0.04	)(a)	(0.06)	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain on investments	1.54		0.61	1.50	1.39	3.54

Total from investment operations	1.50		0.55	1.46	1.34	3.51

Net Asset Value, End of Period	$17.00		$15.50	$14.95	$13.49	$12.15

Total Return (%)	9.7		3.7	10.8	11.0	40.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.72		0.74	0.74	0.75	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.72		0.74	0.74	0.75	0.78
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.74		0.75	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.26)		(0.35)	(0.30)	(0.45)	(0.52)
Portfolio turnover rate (%)	51		38	31	28	25
Net assets, end of period (000)	$16,647		$18,497	$19,910	$18,321	$11,353

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

121

Julius Baer International Stock Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.49	$13.48	$11.50	$9.86	$7.76

Income From Investment Operations
Net investment income	0.20 (a)	0.13	0.14	0.10	0.11
Net realized and unrealized gain on investments	1.38	2.09	1.92	1.68	2.05

Total from investment operations	1.58	2.22	2.06	1.78	2.16

Less Distributions
Distributions from net investment income	(0.17)	(0.21)	(0.08)	(0.14)	(0.06)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.03)	(0.21)	(0.08)	(0.14)	(0.06)

Net Asset Value, End of Period	$16.04	$15.49	$13.48	$11.50	$9.86

Total Return (%)	10.3	16.5	18.0	18.2	28.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	1.05	1.06	1.08	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.92	1.00	1.01	1.06	1.11
Ratio of net investment income to average net assets (%)	1.22	1.00	1.23	0.85	1.21
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$732,643	$547,335	$413,322	$344,340	$318,996

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.30	$13.33	$11.38	$9.76	$7.69

Income From Investment Operations
Net investment income	0.15 (a)	0.12	0.12	0.07	0.03
Net realized and unrealized gain on investments	1.37	2.03	1.88	1.67	2.09

Total from investment operations	1.52	2.15	2.00	1.74	2.12

Less Distributions
Distributions from net investment income	(0.13)	(0.18)	(0.05)	(0.12)	(0.05)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(0.99)	(0.18)	(0.05)	(0.12)	(0.05)

Net Asset Value, End of Period	$15.83	$15.30	$13.33	$11.38	$9.76

Total Return (%)	10.1	16.2	17.6	18.0	27.8
Ratio of operating expenses to average net assets before expense reductions (%)	1.21	1.30	1.31	1.33	1.38
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.17	1.25	1.26	1.31	1.36
Ratio of net investment income (loss) to average net assets (%)	0.96	0.72	0.89	0.56	(0.04)
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$119,073	$95,473	$54,530	$24,612	$14,859

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

122

Julius Baer International Stock Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.35	$13.37	$11.41	$9.79	$7.71

Income From Investment Operations
Net investment income	0.18 (a)	0.12	0.13	0.07	0.08
Net realized and unrealized gain on investments	1.37	2.05	1.89	1.68	2.05

Total from investment operations	1.55	2.17	2.02	1.75	2.13

Less Distributions
Distributions from net investment income	(0.15)	(0.19)	(0.06)	(0.13)	(0.05)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.01)	(0.19)	(0.06)	(0.13)	(0.05)

Net Asset Value, End of Period	$15.89	$15.35	$13.37	$11.41	$9.79

Total Return (%)	10.2	16.3	17.8	18.0	27.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.11	1.20	1.21	1.23	1.28
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.07	1.15	1.16	1.21	1.26
Ratio of net investment income to average net assets (%)	1.10	0.89	1.08	0.70	0.93
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$70,905	$73,182	$66,569	$58,712	$47,619

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

123

Morgan Stanley EAFE Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.00	$12.95	$11.64	$9.80	$7.26

Income From Investment Operations
Net investment income	0.46 (a)	0.35 (a)	0.25	0.21	0.14
Net realized and unrealized gain on investments	1.26	2.95	1.26	1.70	2.54

Total from investment operations	1.72	3.30	1.51	1.91	2.68

Less Distributions
Distributions from net investment income	(0.35)	(0.25)	(0.20)	(0.07)	(0.14)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.53)	(0.25)	(0.20)	(0.07)	(0.14)

Net Asset Value, End of Period	$17.19	$16.00	$12.95	$11.64	$9.80

Total Return (%)	10.8	25.7	13.2	19.6	37.6
Ratio of operating expenses to average net assets (%)	0.41	0.49	0.51	0.59	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.41	0.50	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	2.69	2.46	2.19	2.01	1.85
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$511,803	$320,845	$242,623	$210,034	$176,835

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.76	$12.76	$11.48	$9.68	$7.18

Income From Investment Operations
Net investment income	0.41 (a)	0.31 (a)	0.19	0.12	0.11
Net realized and unrealized gain on investments	1.23	2.91	1.27	1.74	2.51

Total from investment operations	1.64	3.22	1.46	1.86	2.62

Less Distributions
Distributions from net investment income	(0.30)	(0.22)	(0.18)	(0.06)	(0.12)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.48)	(0.22)	(0.18)	(0.06)	(0.12)

Net Asset Value, End of Period	$16.92	$15.76	$12.76	$11.48	$9.68

Total Return (%)	10.5	25.5	12.9	19.3	37.2
Ratio of operating expenses to average net assets (%)	0.66	0.74	0.76	0.84	0.96
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.66	0.75	0.76	N/A	N/A
Ratio of net investment income to average net assets (%)	2.46	2.18	1.86	1.60	1.45
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$297,898	$231,042	$145,077	$73,707	$27,933

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

124

Morgan Stanley EAFE Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.93	$12.90	$11.59	$9.77	$7.25

Income From Investment Operations
Net investment income	0.43 (a)	0.33 (a)	0.26	0.19	0.13
Net realized and unrealized gain on investments	1.25	2.94	1.23	1.70	2.52

Total from investment operations	1.68	3.27	1.49	1.89	2.65

Less Distributions
Distributions from net investment income	(0.32)	(0.24)	(0.18)	(0.07)	(0.13)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.50)	(0.24)	(0.18)	(0.07)	(0.13)

Net Asset Value, End of Period	$17.11	$15.93	$12.90	$11.59	$9.77

Total Return (%)	10.6	25.6	13.0	19.4	37.3
Ratio of operating expenses to average net assets (%)	0.56	0.64	0.66	0.74	0.86
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.56	0.65	0.66	N/A	N/A
Ratio of net investment income to average net assets (%)	2.57	2.32	2.05	1.91	1.42
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$84,400	$82,835	$74,489	$73,449	$54,269

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

125

Oppenheimer Global Equity Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.86	$15.11	$13.09	$11.43	$8.98

Income From Investment Operations
Net investment income	0.21 (a)	0.21 (a)	0.12	0.11	0.14
Net realized and unrealized gain on investments	0.89	2.26	1.98	1.74	2.52

Total from investment operations	1.10	2.47	2.10	1.85	2.66

Less Distributions
Distributions from net investment income	(0.20)	(0.41)	(0.08)	(0.19)	(0.21)
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00	0.00

Total distributions	(0.46)	(0.72)	(0.08)	(0.19)	(0.21)

Net Asset Value, End of Period	$17.50	$16.86	$15.11	$13.09	$11.43

Total Return (%)	6.5	16.6	16.2	16.4	30.5
Ratio of operating expenses to average net assets (%)	0.61	0.66	0.93	0.81	0.84
Ratio of net investment income to average net assets (%)	1.19	1.37	0.87	0.95	1.35
Portfolio turnover rate (%)	17	73	115	79	65
Net assets, end of period (000)	$653,910	$648,024	$226,037	$195,181	$179,334

	Class B
	Year ended December 31,
	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$16.81	$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.16 (a)	0.17 (a)	0.05	0.02
Net realized and unrealized gain on investments	0.89	2.25	2.02	1.43

Total from investment operations	1.05	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.16)	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.42)	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$17.44	$16.81	$15.06	$13.04

Total Return (%)	6.3	16.4	16.0	12.5	(c)
Ratio of operating expenses to average net assets (%)	0.86	0.91	1.18	1.06	(d)
Ratio of net investment income to average net assets (%)	0.94	1.09	0.53	0.54	(d)
Portfolio turnover rate (%)	17	73	115	79
Net assets, end of period (000)	$285,118	$260,542	$27,790	$3,646

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

126

Oppenheimer Global Equity Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.81	$15.06	$13.04	$11.40	$8.96

Income From Investment Operations
Net investment income	0.18 (a)	0.18 (a)	0.11	0.11	0.13
Net realized and unrealized gain on investments	0.88	2.27	1.97	1.71	2.52

Total from investment operations	1.06	2.45	2.08	1.82	2.65

Less Distributions
Distributions from net investment income	(0.17)	(0.39)	(0.06)	(0.18)	(0.21)
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00	0.00

Total distributions	(0.43)	(0.70)	(0.06)	(0.18)	(0.21)

Net Asset Value, End of Period	$17.44	$16.81	$15.06	$13.04	$11.40

Total Return (%)	6.3	16.5	16.1	16.1	30.4
Ratio of operating expenses to average net assets (%)	0.76	0.81	1.08	0.96	0.99
Ratio of net investment income to average net assets (%)	1.04	1.13	0.71	0.81	1.08
Portfolio turnover rate (%)	17	73	115	79	65
Net assets, end of period (000)	$24,793	$24,311	$20,674	$15,303	$10,515

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

127

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.61	$16.33	$16.11	$15.13	$13.07

Income From Investment Operations
Net investment income	0.41 (a)	0.46	0.39	0.32	0.30
Net realized and unrealized gain on investments	0.62	1.23	0.09	0.95	2.30

Total from investment operations	1.03	1.69	0.48	1.27	2.60

Less Distributions
Distributions from net investment income	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Total distributions	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Net Asset Value, End of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Total Return (%)	5.9	10.5	3.1	8.5	20.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	0.52	0.50	0.50	0.51
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.51	0.49	0.49	0.50
Ratio of net investment income to average net assets (%)	2.32	2.46	2.22	1.99	2.00
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$1,688,044	$1,622,051	$1,705,344	$1,875,196	$1,922,067

	Class B
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain on investments	0.61	1.30	0.19	0.95

Total from investment operations	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.42)	(0.37)	(0.22)	0.00

Total distributions	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$18.08	$17.52	$16.25	$16.03

Total Return (%)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	372	265	443	232
Net assets, end of period (000)	$75,109	$57,973	$40,749	$20,413

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

128

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.57	$16.30	$16.07	$15.11	$13.06

Income From Investment Operations
Net investment income	0.39 (a)	0.40	0.33	0.29	0.41
Net realized and unrealized gain on investments	0.61	1.25	0.13	0.94	2.17

Total from investment operations	1.00	1.65	0.46	1.23	2.58

Less Distributions
Distributions from net investment income	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Total distributions	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Net Asset Value, End of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Total Return (%)	5.7	10.3	3.0	8.3	20.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.67	0.65	0.65	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.66	0.64	0.64	0.65
Ratio of net investment income to average net assets (%)	2.16	2.31	2.07	1.88	1.80
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$71,831	$76,124	$80,444	$85,223	$52,609

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

129

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$108.62	$110.48	$113.72	$115.62	$112.74

Income From Investment Operations
Net investment income	5.36 (a)	4.55	4.69	4.44	4.55
Net realized and unrealized gain (loss) of investments	1.31	0.01	(2.06)	0.41	1.93

Total from investment operations	6.67	4.56	2.63	4.85	6.48

Less Distributions
Distributions from net investment income	(3.58)	(6.31)	(4.55)	(4.76)	(3.60)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.58)	(6.42)	(5.87)	(6.75)	(3.60)

Net Asset Value, End of Period	$111.71	$108.62	$110.48	$113.72	$115.62

Total Return (%)	6.3	4.4	2.4	4.4	5.9
Ratio of operating expenses to average net assets (%)	0.43	0.46	0.47	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.43	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.95	4.28	3.96	3.57	3.69
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$983,686	$962,770	$763,205	$814,560	$881,513

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.36	$109.20	$112.47	$114.51	$111.84

Income From Investment Operations
Net investment income	5.03 (a)	4.54	4.06	3.78	3.57
Net realized and unrealized gain (loss) of investments	1.30	(0.32)	(1.72)	0.73	2.58

Total from investment operations	6.33	4.22	2.34	4.51	6.15

Less Distributions
Distributions from net investment income	(3.30)	(5.95)	(4.29)	(4.56)	(3.48)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.30)	(6.06)	(5.61)	(6.55)	(3.48)

Net Asset Value, End of Period	$110.39	$107.36	$109.20	$112.47	$114.51

Total Return (%)	6.0	4.1	2.2	4.2	5.6
Ratio of operating expenses to average net assets (%)	0.68	0.71	0.72	0.71	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.68	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.04	3.73	3.35	3.40
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$315,737	$292,377	$235,057	$143,107	$91,135

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

130

BlackRock Bond Income Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.89	$109.73	$112.97	$114.98	$112.26

Income From Investment Operations
Net investment income	5.16 (a)	7.07	4.34	3.52	3.19
Net realized and unrealized gain (loss) of investments	1.31	(2.71)	(1.89)	1.12	3.09

Total from investment operations	6.47	4.36	2.45	4.64	6.28

Less Distributions
Distributions from net investment income	(3.39)	(6.09)	(4.37)	(4.66)	(3.56)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.39)	(6.20)	(5.69)	(6.65)	(3.56)

Net Asset Value, End of Period	$110.97	$107.89	$109.73	$112.97	$114.98

Total Return (%)	6.1	4.3	2.3	4.3	5.7
Ratio of operating expenses to average net assets (%)	0.58	0.61	0.62	0.61	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.79	4.16	3.81	3.44	3.48
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$306,040	$308,901	$64,396	$65,275	$45,534

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

131

Lehman Brothers Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.76	$10.81	$11.02	$10.93	$11.17

Income From Investment Operations
Net investment income	0.52 (a)	0.49 (a)	0.49	0.46	0.45
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.27)	(0.02)	(0.06)

Total from investment operations	0.72	0.42	0.22	0.44	0.39

Less Distributions
Distributions from net investment income	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Total distributions	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Net Asset Value, End of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Total Return (%)	6.9	4.1	2.1	4.1	3.6
Ratio of operating expenses to average net assets (%)	0.29	0.31	0.31	0.32	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.30	0.32	0.31	N/A	N/A
Ratio of net investment income to average net assets (%)	4.86	4.64	4.30	4.42	4.44
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$678,193	$511,541	$524,878	$550,456	$500,629

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.60	$10.66	$10.87	$10.79	$11.04

Income From Investment Operations
Net investment income	0.48 (a)	0.46 (a)	0.36	0.36	0.40
Net realized and unrealized gain (loss) of investments	0.20	(0.08)	(0.16)	0.04	(0.04)

Total from investment operations	0.68	0.38	0.20	0.40	0.36

Less Distributions
Distributions from net investment income	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Total distributions	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Net Asset Value, End of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Total Return (%)	6.7	3.8	1.9	3.8	3.4
Ratio of operating expenses to average net assets (%)	0.54	0.56	0.56	0.57	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.55	0.57	0.56	N/A	N/A
Ratio of net investment income to average net assets (%)	4.60	4.40	4.06	4.16	4.20
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$568,790	$469,212	$354,652	$170,958	$73,938

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

132

Lehman Brothers Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.71	$10.77	$10.97	$10.89	$11.14

Income From Investment Operations
Net investment income	0.50 (a)	0.47 (a)	0.46	0.44	0.52
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.25)	(0.02)	(0.15)

Total from investment operations	0.70	0.40	0.21	0.42	0.37

Less Distributions
Distributions from net investment income	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Total distributions	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Net Asset Value, End of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Total Return (%)	6.7	3.9	2.0	3.9	3.5
Ratio of operating expenses to average net assets (%)	0.44	0.46	0.46	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.45	0.47	0.46	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.49	4.15	4.26	4.29
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$172,925	$176,149	$190,840	$200,270	$115,749

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

133

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.95	4.70	2.85	0.98	0.80

Total from investment operations	4.95	4.70	2.85	0.98	0.80

Less Distributions
Distributions from net investment income	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Total distributions	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	5.1	4.8	2.9	1.0	0.8
Ratio of operating expenses to average net assets (%)	0.40	0.38	0.41	0.42	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.40	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.97	4.79	2.83	0.97	0.78
Net assets, end of period (000)	$1,128,411	$875,428	$429,019	$469,674	$610,419

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.70	4.45	2.60	0.73	0.55

Total from investment operations	4.70	4.45	2.60	0.73	0.55

Less Distributions
Distributions from net investment income	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Total distributions	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.8	4.5	2.6	0.7	0.6
Ratio of operating expenses to average net assets (%)	0.65	0.63	0.66	0.67	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.65	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.71	4.50	2.84	0.74	0.65
Net assets, end of period (000)	$496,228	$394,260	$273,052	$78,809	$75,083

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

134

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.80	4.55	2.70	0.83	0.42

Total from investment operations	4.80	4.55	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Total distributions	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.9	4.7	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.55	0.53	0.56	0.57	0.55	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.55	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.81	4.57	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$11,199	$10,140	$8,569	$11,619	$6,858

(a)	Commencement of operations was April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

135

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2007 and, solely with respect to the MFS Value Portfolio, included in the annual report of the Met Investors Series Trust (Investment Company Act file number 811-10183) for the period ended December 31, 2007 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D, Class E and Class F

U.S. EQUITY PORTFOLIOS

BlackRock Legacy Large Cap Growth Portfolio

Capital Guardian U.S. Equity Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

MetLife Stock Index Portfolio

Harris Oakmark Focused Value Portfolio

BlackRock Strategic Value Portfolio

Loomis Sayles Small Cap Portfolio

INTERNATIONAL EQUITY PORTFOLIO

Julius Baer International Stock Portfolio (formerly, FI International Stock Portfolio)

EQUITY AND FIXED-INCOME PORTFOLIO

MFS® Total Return Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

Lehman Brothers® Aggregate Bond Index Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three Sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

APRIL 28, 2008

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Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 36 separate investment portfolios (the “Portfolios”), which offers Class A, Class B, Class D, Class E and Class F shares. Sixteen of these Portfolios are offered through this prospectus. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

The Harris Oakmark Focused Value Portfolio is “non-diversified.” A “non-diversified” Portfolio may hold fewer securities than the other Portfolios of the Fund. If the securities in which a “non-diversified” Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

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Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

4

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

5

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Value Leaders Portfolio may invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the MetLife Stock Index Portfolio and the Lehman Brothers Aggregate Bond Index Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

6

create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the Insurance Company websites (including www.metlife.com/msf): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. Unless the subadviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

7

BlackRock Legacy Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. BlackRock considers large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion.

Stock Selection

The Portfolio invests primarily in stocks believed by BlackRock to have long-term growth potential. In selecting stocks, BlackRock seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Portfolio intends to invest its assets in approximately 60-80 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically will be fully invested. A significant portion of the Portfolio’s assets are expected to be invested in stocks of companies listed in the Russell 1000 Growth Index. The Portfolio seeks to outperform the Russell 1000 Growth Index over a market cycle. The Russell 1000 Growth Index tracks growth companies included in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies based on total market capitalization. As of June 22, 2007, the Russell 1000 Index included companies with market capitalizations of $2.5 billion and above. The Portfolio may from time to time emphasize one or more growth sectors. In addition, BlackRock tries to manage risk relative to the Russell 1000 Growth Index.

BlackRock seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. BlackRock emphasizes fundamental research in seeking to successfully identify and invest in these companies. BlackRock’s disciplined investment process emphasizes bottom-up stock selection and risk management techniques.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

8

BlackRock Legacy Large Cap Growth Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

9

BlackRock Legacy Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Fred Alger Management, Inc. (“Alger”) to State Street Research & Management Company (“State Street Research”) and also changed its investment objective and principal investment strategies. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Alger, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	18.72%	14.23%	6.94%	—	—
Class B	18.43%	14.03%	N/A	11.43%	7-30-02
Class E	18.54%	14.05%	N/A	1.87%	5-1-01
Russell 1000 Growth Index	11.81%	12.11%	3.83%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

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BlackRock Legacy Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses(1)	0.79%	1.04%	0.94%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$81	$252	$439	$978
Class B	$106	$331	$574	$1,271
Class E	$96	$300	$520	$1,155

11

BlackRock Legacy Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

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BlackRock Legacy Large Cap Growth Portfolio

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

13

BlackRock Legacy Large Cap Growth Portfolio

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Jeffrey R. Lindsey and Edward P. Dowd. Messrs. Lindsey and Dowd lead BlackRock’s Fundamental Large Cap Growth Team consisting of five investment professionals. Messrs. Lindsey and Dowd joined BlackRock in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser.

Mr. Lindsey joined State Street Research in 2002. From 2003 until he joined BlackRock, Mr. Lindsey was a Managing Director and the Chief Investment Officer-Growth at State Street Research, responsible for overseeing all of State Street Research’s growth and core products. Prior to joining State Street Research, he served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

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BlackRock Legacy Large Cap Growth Portfolio

Prior to joining BlackRock, Mr. Dowd was a Vice President at State Street Research. Prior to joining State Street Research in 2002, he was a Vice President and Technology Sector Leader for Independence Investment LLC and an equity research associate at Donaldson, Lufkin & Jennrette.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

15

Capital Guardian U.S. Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company (“Capital Guardian”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. For the purposes of this 80% minimum, “equity securities” are defined as securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in fixed-income securities convertible into equity securities. The Portfolio may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. For the purpose of this limit, Capital Guardian may define “foreign securities” based on factors such as the place of listing and the location of the issuer’s incorporation and headquarters. “Foreign securities” also includes American Depositary Receipts (“ADRs”). The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

Stock Selection

In selecting stocks for the Portfolio, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Portfolio companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

16

Capital Guardian U.S. Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 19.35% for the second quarter of 2003, and the lowest quarterly return was -8.73% for the fourth quarter of 2007. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	-0.08%	11.87%	5.90%	5-1-02
Class B	-0.32%	11.59%	5.65%	5-1-02
Class E*	N/A	N/A	N/A	N/A
S&P 500 Index	5.49%	12.83%	7.57%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2007.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

17

Capital Guardian U.S. Equity Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.71%	0.96%	0.86%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$73	$227	$395	$883
Class B	$98	$306	$531	$1,178
Class E	$88	$274	$477	$1,061

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

18

Capital Guardian U.S. Equity Portfolio

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund’s directors, that it is liquid.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

19

Capital Guardian U.S. Equity Portfolio

country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

20

Capital Guardian U.S. Equity Portfolio

Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31, 2007, Capital Guardian managed approximately $128.1 billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment, within the limits provided by the Portfolio’s objectives and policies and by Capital Guardian’s investment committee. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

Michael Ericksen is a Senior Vice President and a Director of Capital Guardian as well as Chairman of Capital International Limited. He joined the Capital organization in 1987.

David Fisher is Chairman of the Board of The Capital Group Companies, Capital Group International, Inc. and Capital Guardian. He joined the Capital organization in 1969.

Theodore Samuels is a Senior Vice President and a Director of Capital Guardian. He joined the Capital organization in 1981.

Eric H. Stern is a Senior Vice President of Capital International Research, Inc. as well as Senior Vice President and Director of Capital Guardian. He joined the Capital organization in 1991.

Terry Berkemeier is a Senior Vice President of Capital Guardian as well as a Senior Vice President of Capital International Limited. He joined the Capital organization in 1992.

Alan J. Wilson is a Senior Vice President and Director of Capital Guardian as well as President and U.S. Research Director of Capital International Research, Inc. He joined the Capital organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital Guardian. She joined the Capital organization in 1990.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

21

Capital Guardian U.S. Equity Portfolio

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.66% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

22

Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis”), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio’s assets in equity securities of companies with market capitalizations of at least $10 billion. Davis manages equity funds using the Davis Investment Discipline. Davis conducts extensive research to identify well-managed companies, with durable business models, that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. The Portfolio typically invests a significant portion of its assets in the financial services sector. The Portfolio may also invest a limited portion of its assets in foreign securities, including American Depositary Receipts (“ADRs”), in companies of any size, and in companies whose shares may be subject to controversy.

Stock Selection

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

•	Proven track record.

•	Significant personal ownership in business.

•	Intelligent allocation of capital.

•	Smart application of technology to improve business and lower costs.

•	Strong balance sheet.

•	Low cost structure and low debt.

•	High after-tax returns on capital.

•	High quality of earnings.

•	Non-obsolescent products and services.

•	Dominant or growing market share in a growing market.

•	Global presence and brand names.

23

Davis Venture Value Portfolio

After Davis decides which common stocks it wishes to own, it attempts to determine the intrinsic value of those stocks. Davis seeks common stocks which can be purchased at attractive valuations relative to their intrinsic value. Davis’ goal is to invest in companies for the long term. It considers selling a stock if it believes the stock’s market price exceeds Davis’ estimate of the stock’s intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

24

Davis Venture Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.58%	14.21%	7.84%	—	—
Class B	4.34%	13.94%	N/A	12.46%	7-30-02
Class E	4.43%	14.04%	N/A	5.95%	2-20-01
S&P 500 Index	5.49%	12.83%	5.91%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

25

Davis Venture Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.73%	0.98%	0.88%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Class E	$90	$281	$488	$1,084

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

26

Davis Venture Value Portfolio

Financial services risk.    The Portfolio typically invests a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Davis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Davis cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2007, Davis, together with its affiliated institutional asset management companies, managed approximately $105 billion in assets. Davis’ address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis and is located at 609 Fifth Avenue, New York, New York 10017.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

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Davis Venture Value Portfolio

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. They share joint decision-making authority in the day-to-day management of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis since October 1995. Mr. Feinberg has co-managed other equity funds for Davis since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

28

FI Value Leaders Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks of well-known and established companies. Pyramis may also invest the Portfolio’s assets in convertible securities and debt securities. The Portfolio may invest in domestic and foreign issuers.

Investment Selection

Pyramis invests the Portfolio’s assets in securities of companies that possess valuable fixed assets or that it believes are undervalued in the marketplace in relation to factors such as the issuing company’s assets, earnings, or growth potential. These companies generally have one or more of the following characteristics: (1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) are selling at low market valuations of assets relative to the securities market in general, or may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a “turnaround” in earnings. The stocks of these companies are often called “value” stocks.

In buying and selling securities for the Portfolio, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Portfolio may not achieve its objective.

29

FI Value Leaders Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

30

FI Value Leaders Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser from Westpeak Investment Advisors, L.P. (“Westpeak”) to Fidelity Management & Research Company (“FMR”), and the Portfolio changed its investment objective and principal investment strategies. On April 28, 2008, Pyramis succeeded FMR as subadviser to the Portfolio. Performance information set forth below reflects the management of Westpeak and FMR but not of Pyramis.

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.20%	13.26%	5.24%	—	—
Class B	3.94%	13.04%	N/A	11.73%	7-30-02
Class D	4.09%	N/A	N/A	4.67%	5-2-06
Class E	4.04%	13.09%	N/A	4.16%	5-1-01
Russell 1000 Value Index	-0.17%	14.63%	7.68%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

31

FI Value Leaders Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses	0.07%	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses	0.71%	0.96%	0.81%	0.86%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$73	$227	$395	$883
Class B	$98	$306	$531	$1,178
Class D	$83	$259	$450	$1,002
Class E	$88	$274	$477	$1,061

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.     The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many

32

FI Value Leaders Portfolio

countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Pyramis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Pyramis cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

33

FI Value Leaders Portfolio

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

Pyramis is the subadviser to the Portfolio and makes the day-to-day investment management decisions for the Portfolio. Pyramis is a wholly-owned subsidiary of FMR. As of December 31, 2007, Pyramis managed approximately $6.2 billion in assets. Pyramis is located at 82 Devonshire Street, Boston, MA 02109.

Ciaran O’Neill has managed the Portfolio since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001 he has served FMR as a portfolio manager for mutual funds and separate accounts. He left Fidelity briefly in April 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May 2005 as a portfolio manager for FMR. Mr. O’Neill has been a portfolio manager for Pyramis since January 2006.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.64% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

34

Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC (“Jennison”), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio’s assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. Government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts (“ADRs”), American Depositary Shares or similar receipts and shares traded in U.S. markets. The Portfolio may have exposure to foreign currencies through its investment in foreign securities.

Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

35

Jennison Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

36

Jennison Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 13.65% for the second quarter of 2003, and the lowest quarterly return was -7.34% for the second quarter of 2006. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	11.67%	13.17%	6.53%	5-1-02
Class B	11.39%	12.87%	6.26%	5-1-02
Class E	11.54%	N/A	13.15%	4-27-05
Russell 1000 Growth Index	11.81%	12.11%	6.48%	—

Index since inception return based on Class A inception date.

37

Jennison Growth Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses(1)	0.67%	0.92%	0.82%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.66% for Class A shares, 0.91% for Class B shares and 0.81% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$68	$214	$373	$835
Class B	$94	$293	$509	$1,131
Class E	$84	$262	$455	$1,014

38

Jennison Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller or medium capitalization stocks. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

39

Jennison Growth Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

40

Jennison Growth Portfolio

Portfolio Management

As of December 31, 2007, Jennison managed in excess of $86 billion in assets. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Kathleen A. McCarragher, Spiros “Sig” Segalas and Michael A. Del Balso are the portfolio managers of the Portfolio. Ms. McCarragher generally has final authority over all aspects of the Portfolio’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Kathleen A. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He is a member of The New York Society of Security Analysts, Inc.

Michael A. Del Balso joined Jennison in 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. He is a member of The New York Society of Security Analysts, Inc.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the

41

Jennison Growth Portfolio

year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.63% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

42

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2007, the market capitalizations of companies in the S&P 500 Index ranged from $0.7 billion to $511.9 billion; however, 95% of the companies in the index had market capitalizations above $2.2 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2007 was $12.0 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

43

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

44

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.23%	12.50%	5.62%	—	—
Class B	4.97%	12.22%	N/A	3.17%	1-2-01
Class E	5.06%	12.32%	N/A	3.61%	5-1-01
S&P 500 Index	5.49%	12.83%	5.91%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

45

MetLife Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554

46

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

47

MetLife Stock Index Portfolio

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

48

MetLife Stock Index Portfolio

S&P 500 Index Information

Standard & Poor’s (the “index sponsor”) sponsors the Standard & Poor’s 500 Composite Stock Price Index. The index sponsor has no responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The Standard & Poor’s 500 Composite Stock Price Index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

49

Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. (“Harris”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a “non-diversified fund,” which means that it may hold at any one time securities of fewer issuers compared to a “diversified fund.” The Portfolio could own as few as 12 securities, but generally will have 25 to 30 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio’s total assets in equity securities of companies with public stock market capitalizations within the range of companies in the Morningstar Mid Cap Index. As of December 31, 2007, this capitalization range was $2.2 billion to $12.7 billion. As of the same date, the median market capitalization of companies in the Morningstar Mid Cap Index was approximately $4.2 billion. These capitalizations will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio’s total assets in fixed-income securities, including investment grade securities and high yield debt. The Portfolio may also invest in foreign securities.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company’s stock price converges with its true business value. By “true business value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in equity securities priced significantly below what Harris considers to be the true business value presents the best opportunity to achieve the Portfolio’s investment objective.

Harris’ value strategy also emphasizes investing for the long term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

•	Free cash flows and intelligent investment of excess cash.

•	Earnings that are growing and reasonably predictable.

•	High level of manager ownership.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

50

Harris Oakmark Focused Value Portfolio

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to Harris’ view of the company’s true business value. Once Harris determines that a stock is selling at a significant discount to Harris’ view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company’s stock price approaches Harris’ view of its estimated worth. This process allows Harris to set specific “buy” and “sell” targets for each stock held by the Portfolio. Harris also monitors the Portfolio’s holdings and, if warranted, adjusts a stock’s price target to reflect changes in a company’s characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock markets or fixed-income securities markets.

•	Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•

The risks associated with a “non-diversified” fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

51

Harris Oakmark Focused Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management (“GSAM”), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-6.84%	10.94%	8.38%	—	—
Class B	-7.07%	10.66%	N/A	8.47%	2-20-01
Class E	-6.98%	10.77%	N/A	8.39%	5-1-01
Russell Midcap Index	5.60%	18.21%	9.91%	—	—

52

Harris Oakmark Focused Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.76%	1.01%	0.91%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$78	$243	$422	$942
Class B	$103	$322	$558	$1,236
Class E	$93	$290	$504	$1,120

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Harris Oakmark Focused Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification.    Investing in a limited number of stocks may increase the volatility of the Portfolio’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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Harris Oakmark Focused Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Harris may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Harris cannot assure that these techniques will be effective.

Portfolio Management

Founded in 1976, Harris serves as investment adviser to individuals, trusts, retirement plans, endowments, mutual funds and foundations, and manages numerous private partnerships. As of December 31, 2007, Harris managed approximately $65.7 billion in assets. Harris’ address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

Michael J. Mangan, William C. Nygren and Robert M. Levy are the portfolio managers of the Portfolio. They have been responsible for its management since May 1, 2000 in the case of Mr. Nygren, since May 1, 2005 in the case of Mr. Levy, and since December 31, 2006 in the case of Mr. Mangan. Mr. Mangan is responsible for the day-to-day management of the Portfolio. Mr. Nygren and Mr. Levy provide strategic guidance with respect to the overall investment strategy of the Portfolio as well as the specific portfolio investments as members of Harris’s stock selection group and, in the case of Mr. Levy, as the firm’s Chief Investment Officer. Mr. Levy is also a partner and the Chairman of Harris. He joined Harris in 1985. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

55

Harris Oakmark Focused Value Portfolio

the Director of Research at Harris. Mr. Mangan, who joined Harris in 1997, has over 15 years of investment experience and has been a partner and portfolio manager. Previously, he worked at Stein Roe & Farnham, managing portfolios for institutions and individuals, and served as an Internal Auditor at Continental Bank.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $1.5 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

56

BlackRock Strategic Value Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio’s total assets in small-cap stocks which in the opinion of BlackRock are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index (composed of value stocks in the Russell 2000 Index) or the S&P SmallCap 600 Index. As of June 22, 2007, the highest market capitalization of companies in the Russell 2000 Index was $2.5 billion. As of December 31, 2007, the highest capitalization of companies in the S&P SmallCap 600 Index was $4.9 billion. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if BlackRock continues to believe that those shares are an attractive investment. The Portfolio’s stock investments may include common and preferred stocks, convertible securities and warrants.

BlackRock may adjust the composition of the Portfolio’s holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio’s total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks or growth stocks. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor’s or Moody’s C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. Government securities. The Portfolio may invest in foreign securities.

Stock Selection

In choosing among small company stocks, BlackRock takes a value approach, searching for those companies that appear, in the opinion of BlackRock, to be trading below their true worth. BlackRock uses research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. BlackRock looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

Investment grade:    Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

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BlackRock Strategic Value Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of value stocks or growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

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BlackRock Strategic Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 22.00% for the second quarter of 2003, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	-3.45%	15.24%	11.65%	7-5-00
Class B	-3.69%	14.84%	6.98%	5-1-01
Class E	-3.58%	15.08%	7.15%	5-1-01
Russell 2000 Value Index	-9.78%	15.80%	12.33%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

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BlackRock Strategic Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses(1)	0.88%	1.13%	1.03%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.85% for Class A shares, 1.10% for Class B shares and 1.00% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$90	$281	$488	$1,084
Class B	$115	$359	$622	$1,375
Class E	$105	$328	$569	$1,259

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

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BlackRock Strategic Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Strategic Value Portfolio

may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Strategic Value Portfolio

could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Wayne J. Archambo, Managing Director and Kate O’Connor, Managing Director.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Strategic Value Portfolio

Mr. Archambo heads BlackRock’s Small and Mid-Cap Value Equity Team, which consists of ten investment professionals. He is a member of BlackRock, Inc.’s Global Equity Operating Committee and Equity Investment Strategy Group. From 1995 until joining BlackRock in 2002, Mr. Archambo was a founding partner of Boston Partners Asset Management, L.P. (“BPAM”), where he was a manager of that firm’s small and mid cap value equity products.

Ms. O’Connor is a member of BlackRock’s Small and Mid-Cap Value Equity Team and is also responsible for coverage of the health care sector. From 2000 until joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC. From 1997 until 2000, she was a principal at BPAM.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.82% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio’s assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. As of June 22, 2007, the highest market capitalization of the Russell 2000 Index was $2.5 billion. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio’s assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks.    Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks.    When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

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Loomis Sayles Small Cap Portfolio

•

Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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Loomis Sayles Small Cap Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	11.90%	17.26%	8.02%	—	—
Class B	11.63%	17.06%	N/A	14.63%	7-30-02
Class E	11.73%	17.09%	N/A	8.30%	5-1-01
Russell 2000 Index	-1.57%	16.25%	7.08%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

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Loomis Sayles Small Cap Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.90%		0.90%		0.90%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(1)	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses(1)	0.95%		1.20%		1.10%
Fee Waiver(2)	(0.05%	)	(0.05%	)	(0.05%	)

Net Operating Expenses(1)(2)	0.90%		1.15%		1.05%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.94% for Class A shares, 1.19% for Class B shares and 1.09% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.89% for Class A shares, 1.14% for Class B shares and 1.04% for Class E shares.
(2)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$92	$298	$521	$1,162
Class B	$117	$376	$655	$1,450
Class E	$107	$345	$601	$1,336

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

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Loomis Sayles Small Cap Portfolio

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund’s directors, that it is liquid.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

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Loomis Sayles Small Cap Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.     The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2007, Loomis Sayles managed

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

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Loomis Sayles Small Cap Portfolio

approximately $130 billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

John J. Slavik, Mark F. Burns and Joseph R. Gatz are the day-to-day portfolio managers of the Portfolio and make the final investment decisions for the Portfolio. Mr. Slavik and Mr. Burns manage the small cap growth portion of the Portfolio. Mr. Gatz manages the small cap value portion of the Portfolio with Daniel G. Thelen. Mr. Slavik, Mr. Burns and Mr. Gatz also make decisions with respect to the allocation of the Portfolio between small cap growth and small cap value stocks.

Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005 and has been a co-manager of the Portfolio since May 2005. From 2000 until he joined Loomis Sayles, Mr. Slavik was a Vice President and portfolio manager at Westfield Capital Management, LLC. From 1996 until 2000, he was a Vice President, equity research, and a member of the portfolio management team at Harbor Capital Management. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst and has co-managed the Portfolio since January 2005. Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999 and has co-managed the Portfolio since January 2000. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000 and has been with Loomis Sayles since 1996.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets and 0.80% for amounts over $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Julius Baer Investment Management LLC (“JBIM”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of its assets in stocks. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio normally invests in companies with a minimum market capitalization of $2.5 billion. The Portfolio normally invests in at least four or five different countries and at least 65% of its total assets in no fewer than three different countries outside the U.S. The Portfolio may also invest up to 25% of its total assets in emerging market securities.

The Portfolio may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), mutual funds, exchange-traded funds (“ETFs”), Rule 144A securities, and real estate investment trusts (“REITs”).

The Portfolio may also use financial futures, commodity futures and options, swaps, warrants and other derivatives for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

Stock Selection

The Portfolio is not constrained by a particular investment style. It may invest in “growth” or “value” securities. JBIM chooses securities in industries and companies whose products and services it believes are in demand. JBIM considers for the Portfolio companies with above average earnings potential, companies that are dominant within their industries, companies within industries that are undergoing dramatic change, and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency values and prospects for economic growth in a country or region.

JBIM selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets, such as Western Europe, Australia, New Zealand and Canada, the stock selection process is primarily bottom-up, in which JBIM concentrates on factors such as company balance sheets and industry performance relative to the broader economy. In emerging markets, JBIM uses a top-down selection process, focusing on the economic and political factors of particular areas. When selecting Japanese companies, JBIM uses a combination of bottom-up and top-down analysis to best assess specific companies in the context of economic and political factors within Japan.

Stocks include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

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Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 7, 2008, JBIM succeeded Fidelity Management & Research Company (“FMR”) as subadviser to the Portfolio. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC (“Putnam”) as subadviser to the Portfolio. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. (“Santander”) as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of FMR, Putnam and Santander but not of JBIM.

During the period shown above, the highest quarterly return was 17.74% for the first quarter of 1998, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	10.33%	18.08%	6.79%	—	—
Class B	10.07%	17.80%	N/A	11.55%	5-1-02
Class E	10.20%	17.90%	N/A	7.52%	5-1-01
MSCI EAFE Index	11.17%	21.59%	8.66%	—	—
MSCI All Country World ex-US Index*	16.65%	24.02%	N/A**	—	—

*	In the future, the Portfolio’s performance will be compared to the MSCI All Country World ex-US Index instead of the MSCI EAFE Index. The Portfolio’s subadviser believes that the MSCI All Country World ex-US Index better reflects the universe of securities in which the Portfolio invests.

**	The MSCI All Country World ex-US Index has not been in existence for ten years.

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Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.84%		0.84%		0.84%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.12%		0.12%		0.12%

Total Annual Portfolio Operating Expenses(2)	0.96%		1.21%		1.11%
Fee Waiver(1)	(0.04%	)	(0.04%	)	(0.04%	)

Net Operating Expenses(1)(2)	0.92%		1.17%		1.07%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million.

(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.92% for Class A shares, 1.17% for Class B shares and 1.07% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.88% for Class A shares, 1.13% for Class B shares and 1.03% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$94	$302	$527	$1,174
Class B	$119	$380	$661	$1,462
Class E	$109	$349	$608	$1,348

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More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. JBIM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, JBIM cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

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Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless JBIM determines, under guidelines established by the Fund’s directors, that it is liquid.

Futures Contracts.    The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets. If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

JBIM is a wholly owned subsidiary of Julius Baer Americas, Inc. (“JBA”). JBIM and JBA are located at 330 Madison Avenue, New York, NY 10017. JBA is a wholly owned subsidiary of Julius Baer Holding Ltd. (“JBH”) of Zurich, Switzerland. (JBH, its subsidiaries and affiliates are referred to as the Julius Baer Group.) As of December 31, 2007, JBIM had assets under management of approximately $75.2 billion. JBIM has announced a plan for an initial public offering of JBA (the “IPO”), which is expected to occur in 2008. Upon completion of the IPO, JBIM would become a wholly-owned subsidiary of JB Americas Holdings, LLC, a Delaware limited liability company (“JBAH LLC”). JBAH LLC would be a majority owned subsidiary of JBA, which would be publicly traded under the name Artio Global Investors Inc.

Rudolph-Riad Younes and Richard Pell have been primarily responsible for the day-to-day management of the Portfolio since January 7, 2008. Mr. Younes serves as lead portfolio manager of the Portfolio. He has been Senior Vice President and Head of International Equity of JBIM since 2000, and with the Julius Baer Group since 1993. Mr. Pell has been Chief Investment Officer and Senior Vice President of JBIM since 2000, and with the Julius Baer Group since 1995.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. MetLife Advisers contractually agreed, for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.84% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio and the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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MFS® Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

The Portfolio invests in a combination of equity and fixed income securities.

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, under normal circumstances seeks to invest between 40% and 75% of the Portfolio’s net assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, and at least 25% of the Portfolio’s net assets in fixed-income senior securities. While MFS may invest the Portfolio’s assets in companies of any size, MFS generally focuses on companies with large capitalizations ($5 billion or more).

The fixed-income securities in which the Portfolio may invest include, but are not limited to, corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. Generally, substantially all of the Portfolio’s investments in debt instruments are rated investment grade. Consistent with the principal investment strategies above, the Portfolio may invest up to 25% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Investment Selection

MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-back securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

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Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio, of large capitalization stocks, or of value stocks, in general.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio’s assets in fixed-income securities.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to Total Return. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of both Back Bay Advisors and MFS.

During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.38%	9.47%	6.17%	—	—
Class B	4.12%	9.20%	N/A	6.51%	5-1-02
Class E	4.22%	N/A	N/A	7.52%	4-26-04
Class F	4.18%	N/A	N/A	7.33%	5-2-06
S&P 500 Index	5.49%	12.83%	5.91%	—	—
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

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Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class F
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E	Class F
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%	0.20%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.58%	0.83%	0.73%	0.78%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.57% for Class A shares, 0.82% for Class B shares, 0.72% for Class E shares and 0.77% for Class F shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$59	$186	$324	$726
Class B	$85	$265	$460	$1,025
Class E	$75	$233	$406	$906
Class F	$80	$249	$433	$966

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MFS® Total Return Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

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MFS® Total Return Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Over-the-Counter (“OTC”) Transactions.    The Portfolio may engage in over-the-counter transactions, which involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2007, MFS had approximately $197.6 billion in assets under management.

The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an Investment Officer of MFS. The team is comprised of Michael W. Roberge, an MFS Executive Vice President, and Steven R. Gorham, Richard O. Hawkins, Nevin P. Chitkara, William P. Douglas and Gregory W. Locraft, Jr., each an Investment Officer of MFS.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the MFS investment management area since 1996.

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Mr. Gorham and Mr. Chitkara are responsible for the Large-Cap Value Equities portion of the Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the MFS investment management area since 1992; Mr. Chitkara, since 1997. Mr. Locraft is responsible for the Multi-Cap Value Equities portion of the Portfolio. He has been employed in the MFS investment management area since 1998. Mr. Roberge and Mr. Hawkins are responsible for the Debt Securities portion of the Portfolio. Mr. Roberge has been employed in the MFS investment management area since 1996; Mr. Hawkins, since 1998. Mr. Douglas is responsible for the Mortgage-Backed Debt Securities portion of the Portfolio. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP for ten years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.60% for the first $250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.53% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. Government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

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The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2007, the duration of this index was 4.4 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 4.10% for the third quarter of 2001, and the lowest quarterly return was -2.69% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	6.29%	4.67%	5.70%	—	—
Class B	6.02%	4.40%	N/A	5.30%	5-1-01
Class E	6.13%	4.51%	N/A	5.16%	4-23-02
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

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Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.38%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.06%		0.06%		0.06%

Total Annual Portfolio Operating Expenses	0.44%		0.69%		0.59%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.43%		0.68%		0.58%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.325% for the amounts over $1 billion but less than $2 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$44	$140	$245	$554
Class B	$69	$220	$383	$858
Class E	$59	$188	$328	$737

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates.

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The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through

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the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

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Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.38% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the “Index”) is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities ERISA-Eligible Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

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Lehman Brothers Aggregate Bond Index Portfolio

the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	6.87%	4.15%	5.38%	11-9-98
Class B	6.66%	3.90%	5.06%	1-2-01
Class E	6.71%	3.99%	5.21%	5-1-01
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.81%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

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Lehman Brothers Aggregate Bond Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.30%		0.55%		0.45%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.29%		0.54%		0.44%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$30	$95	$168	$380
Class B	$55	$175	$306	$688
Class E	$45	$143	$251	$566

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.244%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.244% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Lehman Brothers Aggregate Bond Index Information

Lehman Brothers (the “index sponsor”) sponsors the Lehman Brothers Aggregate Bond Index. The index sponsor has no

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responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The Lehman Brothers Aggregate Bond Index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life and the Fund. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

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Western Asset Management Strategic Bond Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is to maximize total return consistent with preservation of capital.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities, including obligations of the U.S. Government or its agencies, authorities or instrumentalities (“U.S. Government Securities”), and foreign investment grade corporate debt, (2) U.S. and foreign high yield debt and (3) foreign government securities. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although Western Asset does not anticipate investing in excess of 75% of the Portfolio’s assets in domestic and emerging market debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of Western Asset, the yield available from such securities outweighs their additional risks.

The Portfolio may invest up to 100% of its assets in foreign securities, including Brady Bonds.

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will generally be approximately 3 to 7 years.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

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Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of the classes of fixed-income securities held by the Portfolio.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of both SBAM and Western Asset.

During the period shown above, the highest quarterly return was 5.24% for the third quarter of 2002, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.03%	6.18%	5.78%	—	—
Class B	3.70%	5.94%	N/A	7.22%	7-30-02
Class E	3.89%	6.02%	N/A	6.50%	5-1-01
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

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Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.66%	0.91%	0.81%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$67	$211	$368	$822
Class B	$93	$290	$504	$1,120
Class E	$83	$259	$450	$1,002

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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country. Western Asset may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Western Asset cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Brady Bonds.    Brady Bonds are securities created through the exchange of existing commercial bank loans to public or private entities, typically in certain emerging markets, for new obligations in connection with a debt restructuring. Brady Bonds may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on its Brady Bond holdings. Brady Bonds may be collateralized or uncollateralized. U.S. dollar denominated collateralized Brady Bonds are generally collateralized in full as to principal by U.S. treasury zero coupon bonds. In light of the risks associated with Brady Bonds, including, among other factors, the history of default with respect to countries issuing Brady Bonds and the lack of collateral with respect to certain types of Brady Bonds, investments in Brady Bonds may be viewed as speculative.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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High Yield Securities

High yield securities or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

High Yield, High Risk Foreign Securities

Western Asset may invest up to 100% of the Portfolio’s total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $456.6 billion as of December 31, 2007. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset may delegate to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset Limited were approximately

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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$103.8 billion as of December 31, 2007. The address of Western Asset Limited is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom, Michael Buchanan and Keith J. Gardner, manages the Portfolio.

Messrs. Leech, Walsh, Moody, Eichstaedt and Gardner have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Prior to that, Mr. Lindbloom was a Managing Director of SBAM and a Senior Portfolio Manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies from 1986. Mr. Buchanan joined Western Asset in 2005. Prior to that, Mr. Buchanan was a Managing Director, Head of U.S. Credit Products of Credit Suisse Asset Management.

Messrs. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Moody, Eichstaedt, Lindbloom, Buchanan and Gardner are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $500 million of the Portfolio’s average daily net assets and 0.55% for amounts over $500 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.61% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Investment Objective

The investment objective of the Portfolio is to maximize total return consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities (“U.S. Government Securities”), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations (“CMOs”) that relate to U.S. Government Securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. Assets are allocated among various classes of securities, including U.S. Treasury Securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio may invest include GNMA and FNMA mortgage-backed securities, as well as privately issued mortgage-backed securities, including CMOs.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will normally be between 2 and 5 years.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•	Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

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Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of both SBAM and Western Asset.

During the period shown above, the highest quarterly return was 4.34% for the third quarter of 2001, and the lowest quarterly return was -1.42% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.35%	2.98%	4.74%	—	—
Class B	4.03%	2.73%	N/A	3.19%	7-30-02
Class E	4.13%	2.80%	N/A	3.91%	5-1-01
Lehman Brothers Intermediate U.S. Government Bond Index	8.46%	3.69%	5.55%	—	—

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Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.49%	0.49%	0.49%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.54%	0.79%	0.69%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$55	$173	$302	$677
Class B	$81	$252	$439	$978
Class E	$70	$221	$384	$859

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs).    One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $456.6 billion as of December 31, 2007. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Mark Lindbloom, Frederick Marki, Edward A. Moody and Carl Eichstaedt, manages the Portfolio.

Messrs. Leech, Walsh, Moody and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006, prior to which he was a managing director of SBAM and a Senior Portfolio Manager responsible for managing SBAM’s Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies from 1986. Mr. Marki was a director of SBAM and a Senior Portfolio Manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies from 1991.

Messrs. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Lindbloom, Marki, Moody and Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

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The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio’s average daily net assets and 0.45% for amounts over $500 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

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or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

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BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.07%	2.90%	3.61%	—	—
Class B	4.80%	2.64%	N/A	2.45%	5-1-01
Class E	4.91%	N/A	N/A	2.87%	4-23-03
91-Day Treasury Bill Rate	5.00%	3.07%	3.77%	—	—

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Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.33%		0.33%		0.33%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%

Total Annual Portfolio Operating Expenses	0.40%		0.65%		0.55%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.39%		0.64%		0.54%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$40	$127	$223	$504
Class B	$65	$207	$361	$809
Class E	$55	$175	$306	$688

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More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Money Market Portfolio

payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.33% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

125

Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

126

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

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Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its

129

capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolios. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts, variable life contracts and Qualified Plans are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information regarding their own tax situations including the possible applicability of foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury Regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a Portfolio’s shares. Please see the SAI for more information.

Since the shareholders of the Portfolios will be Separate Accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences of purchasing and owning the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract. Please see the SAI for more information on taxes.

130

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

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Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2007) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund (with the exception of the MFS Value Portfolio), along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2007, which is available upon request.

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BlackRock Legacy Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.57	$21.70	$20.37	$18.72	$13.86

Income From Investment Operations
Net investment income	0.09 (a)	0.06	0.04	0.08	0.00
Net realized and unrealized gain on investments	4.13	0.84	1.37	1.57	4.87

Total from investment operations	4.22	0.90	1.41	1.65	4.87

Less Distributions
Distributions from net investment income	(0.05)	(0.03)	(0.08)	0.00	(0.01)

Total distributions	(0.05)	(0.03)	(0.08)	0.00	(0.01)

Net Asset Value, End of Period	$26.74	$22.57	$21.70	$20.37	$18.72

Total Return (%)	18.7	4.1	7.0	8.8	35.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.81	0.80	0.80	0.82
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.76	0.76	0.76	0.80
Ratio of net investment income to average net assets (%)	0.37	0.24	0.15	0.39	0.00
Portfolio turnover rate (%)	99	104	76	190	167
Net assets, end of period (000)	$390,686	$401,398	$468,532	$510,771	$539,840

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.19		$21.36	$20.04	$18.46	$13.65

Income From Investment Operations
Net investment income (loss)	0.03	(a)	0.00	(0.03)	0.07	0.00
Net realized and unrealized gain on investments	4.06		0.83	1.38	1.51	4.81

Total from investment operations	4.09		0.83	1.35	1.58	4.81

Less Distributions
Distributions from net investment income	0.00		0.00	(0.03)	0.00	0.00

Total distributions	0.00		0.00	(0.03)	0.00	0.00

Net Asset Value, End of Period	$26.28		$22.19	$21.36	$20.04	$18.46

Total Return (%)	18.4		3.9	6.8	8.6	35.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.04		1.06	1.05	1.05	1.07
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.01		1.01	1.01	1.01	1.05
Ratio of net investment income (loss) to average net assets (%)	0.12		0.00	(0.10)	0.59	(0.04)
Portfolio turnover rate (%)	99		104	76	190	167
Net assets, end of period (000)	$71,838		$43,334	$36,798	$28,818	$89

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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BlackRock Legacy Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.37	$21.51	$20.19	$18.59	$13.78

Income From Investment Operations
Net investment income (loss)	0.05 (a)	0.02	0.00	0.06	(0.02)
Net realized and unrealized gain on investments	4.10	0.84	1.38	1.54	4.83

Total from investment operations	4.15	0.86	1.38	1.60	4.81

Less Distributions
Distributions from net investment income	(0.02)	0.00	(0.06)	0.00	0.00

Total distributions	(0.02)	0.00	(0.06)	0.00	0.00

Net Asset Value, End of Period	$26.50	$22.37	$21.51	$20.19	$18.59

Total Return (%)	18.5	4.0	6.9	8.6	34.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.96	0.95	0.95	0.97
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.91	0.91	0.91	0.95
Ratio of net investment income (loss) to average net assets (%)	0.22	0.09	0.00	0.29	(0.14)
Portfolio turnover rate (%)	99	104	76	190	167
Net assets, end of period (000)	$50,049	$43,653	$45,163	$47,251	$37,288

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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Capital Guardian U.S. Equity Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$13.30	$12.33	$11.66		$10.81	$7.90

Income From Investment Operations
Net investment income	0.12 (a)	0.11	0.09		0.09	0.07
Net realized and unrealized gain (loss) of investments	(0.09)	1.13	0.58		0.91	2.89

Total from investment operations	0.03	1.24	0.67		1.00	2.96

Less Distributions
Distributions from net investment income	(0.07)	(0.13)	(0.00	)(b)	(0.15)	(0.05)
Distributions from net realized capital gains	(0.82)	(0.14)	0.00		0.00	0.00

Total distributions	(0.89)	(0.27)	0.00		(0.15)	(0.05)

Net Asset Value, End of Period	$12.44	$13.30	$12.33		$11.66	$10.81

Total Return (%)	(0.1)	10.1	5.8		9.3	37.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.73	0.73		0.75	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.71	0.73	0.73		0.74	0.74
Ratio of net investment income to average net assets (%)	0.89	0.76	0.73		0.77	0.65
Portfolio turnover rate (%)	45	42	29		45	27
Net assets, end of period (000)	$414,065	$446,828	$426,968		$455,938	$351,867

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.23	$12.27	$11.63	$10.78	$7.89

Income From Investment Operations
Net investment income	0.08 (a)	0.06	0.06	0.07	0.04
Net realized and unrealized gain (loss) of investments	(0.09)	1.14	0.58	0.90	2.90

Total from investment operations	(0.01)	1.20	0.64	0.97	2.94

Less Distributions
Distributions from net investment income	(0.03)	(0.10)	0.00	(0.12)	(0.05)
Distributions from net realized capital gains	(0.82)	(0.14)	0.00	0.00	0.00

Total distributions	(0.85)	(0.24)	0.00	(0.12)	(0.05)

Net Asset Value, End of Period	$12.37	$13.23	$12.27	$11.63	$10.78

Total Return (%)	(0.3)	9.8	5.5	9.0	37.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.98	0.98	1.00	1.01
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.96	0.98	0.98	0.99	0.99
Ratio of net investment income to average net assets (%)	0.64	0.51	0.48	0.56	0.39
Portfolio turnover rate (%)	45	42	29	45	27
Net assets, end of period (000)	$109,053	$106,454	$89,728	$68,440	$28,420

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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Davis Venture Value Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.12	$30.91	$28.23	$25.27	$19.39

Income From Investment Operations
Net investment income	0.46 (a)	0.32 (a)	0.25	0.15	0.21
Net realized and unrealized gain on investments	1.15	4.16	2.63	2.96	5.75

Total from investment operations	1.61	4.48	2.88	3.11	5.96

Less Distributions
Distributions from net investment income	(0.29)	(0.27)	(0.20)	(0.15)	(0.08)

Total distributions	(0.29)	(0.27)	(0.20)	(0.15)	(0.08)

Net Asset Value, End of Period	$36.44	$35.12	$30.91	$28.23	$25.27

Total Return (%)	4.6	14.6	10.3	12.4	30.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.76	0.76	0.78	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.73	0.76	0.76	0.77	0.79
Ratio of net investment income to average net assets (%)	1.25	0.99	1.05	0.97	0.95
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$3,183,429	$2,410,877	$1,759,491	$1,413,953	$844,547

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$34.89	$30.71	$28.07	$25.18	$19.33

Income From Investment Operations
Net investment income	0.36 (a)	0.24 (a)	0.17	0.14	0.07
Net realized and unrealized gain on investments	1.16	4.14	2.62	2.86	5.85

Total from investment operations	1.52	4.38	2.79	3.00	5.92

Less Distributions
Distributions from net investment income	(0.21)	(0.20)	(0.15)	(0.11)	(0.07)

Total distributions	(0.21)	(0.20)	(0.15)	(0.11)	(0.07)

Net Asset Value, End of Period	$36.20	$34.89	$30.71	$28.07	$25.18

Total Return (%)	4.3	14.3	10.0	12.0	30.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	1.01	1.02	1.03	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.98	1.01	1.01	1.02	1.04
Ratio of net investment income to average net assets (%)	1.00	0.74	0.77	0.92	0.73
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$491,271	$388,739	$202,221	$56,301	$547

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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Davis Venture Value Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$34.94	$30.76	$28.09	$25.18	$19.33

Income From Investment Operations
Net investment income	0.40 (a)	0.27 (a)	0.27	0.23	0.14
Net realized and unrealized gain on investments	1.15	4.14	2.56	2.82	5.78

Total from investment operations	1.55	4.41	2.83	3.05	5.92

Less Distributions
Distributions from net investment income	(0.24)	(0.23)	(0.16)	(0.14)	(0.07)

Total distributions	(0.24)	(0.23)	(0.16)	(0.14)	(0.07)

Net Asset Value, End of Period	$36.25	$34.94	$30.76	$28.09	$25.18

Total Return (%)	4.4	14.4	10.1	12.1	30.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.91	0.91	0.93	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.88	0.91	0.91	0.92	0.94
Ratio of net investment income to average net assets (%)	1.11	0.84	0.88	0.85	0.81
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$1,199,566	$1,297,477	$1,179,405	$1,189,119	$754,011

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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FI Value Leaders Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$208.36	$193.08	$176.54	$157.24	$124.89

Income From Investment Operations
Net investment income	2.81 (a)	2.58	1.92	2.21	2.13
Net realized and unrealized gain on investments	6.52	20.14	16.67	19.15	31.23

Total from investment operations	9.33	22.72	18.59	21.36	33.36

Less Distributions
Distributions from net investment income	(2.06)	(2.25)	(2.05)	(2.06)	(1.01)
Distributions from net realized capital gains	(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(21.52)	(7.44)	(2.05)	(2.06)	(1.01)

Net Asset Value, End of Period	$196.17	$208.36	$193.08	$176.54	$157.24

Total Return (%)	4.2	11.9	10.7	13.7	26.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.72	0.73	0.74	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.71	0.69	0.72	N/A
Ratio of net investment income to average net assets (%)	1.38	1.18	0.92	1.23	1.49
Portfolio turnover rate (%)	145	213	94	161	53
Net assets, end of period (000)	$447,663	$504,489	$533,729	$552,323	$563,979

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$207.58	$192.26	$175.91	$156.72	$124.47

Income From Investment Operations
Net investment income	2.30 (a)	2.10	1.26	1.88	1.22
Net realized and unrealized gain on investments	6.47	20.04	16.86	19.12	31.95

Total from investment operations	8.77	22.14	18.12	21.00	33.17

Less Distributions
Distributions from net investment income	(1.53)	(1.63)	(1.77)	(1.81)	(0.92)
Distributions from net realized capital gains	(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(20.99)	(6.82)	(1.77)	(1.81)	(0.92)

Net Asset Value, End of Period	$195.36	$207.58	$192.26	$175.91	$156.72

Total Return (%)	3.9	11.7	10.4	13.5	26.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.97	0.98	0.99	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.96	0.94	0.97	N/A
Ratio of net investment income to average net assets (%)	1.14	1.00	0.70	1.41	1.15
Portfolio turnover rate (%)	145	213	94	161	53
Net assets, end of period (000)	$75,734	$66,879	$27,141	$5,311	$128

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was May 2, 2006 for Class D.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

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FI Value Leaders Portfolio

	Class D
	Year ended December 31,
	2007	2006(c)
Net Asset Value, Beginning of Period	$207.95	$200.55

Income From Investment Operations
Net investment income	2.60 (a)	1.80
Net realized and unrealized gain on investments	6.49	5.60

Total from investment operations	9.09	7.40

Less Distributions
Distributions from net investment income	(1.80)	0.00
Distributions from net realized capital gains	(19.46)	0.00

Total distributions	(21.26)	0.00

Net Asset Value, End of Period	$195.78	$207.95

Total Return (%)	4.1	3.7	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.82	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.81	(e)
Ratio of net investment income to average net assets (%)	1.27	1.25	(e)
Portfolio turnover rate (%)	145	213
Net assets, end of period (000)	$272,190	$337,462

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$207.69	$192.40	$175.93	$156.83	$124.66

Income From Investment Operations
Net investment income	2.49 (a)	2.17	1.29	1.58	1.41
Net realized and unrealized gain on investments	6.48	20.18	16.98	19.48	31.68

Total from investment operations	8.97	22.35	18.27	21.06	33.09

Less Distributions
Distributions from net investment income	(1.71)	(1.87)	(1.80)	(1.96)	(0.92)
Distributions from net realized capital gains	(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(21.17)	(7.06)	(1.80)	(1.96)	(0.92)

Net Asset Value, End of Period	$195.49	$207.69	$192.40	$175.93	$156.83

Total Return (%)	4.0	11.8	10.5	13.6	26.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	0.87	0.88	0.89	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.86	0.84	0.87	N/A
Ratio of net investment income to average net assets (%)	1.22	1.05	0.78	1.12	1.31
Portfolio turnover rate (%)	145	213	94	161	53
Net assets, end of period (000)	$51,617	$60,835	$46,855	$31,192	$18,891

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was May 2, 2006 for Class D.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

139

Jennison Growth Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.71	$12.38	$10.92	$10.01	$7.71

Income From Investment Operations
Net investment income	0.06 (a)	0.03	0.00	0.03	0.02
Net realized and unrealized gain on investments	1.39	0.31	1.51	0.89	2.30

Total from investment operations	1.45	0.34	1.51	0.92	2.32

Less Distributions
Distributions from net investment income	(0.06)	0.00	(0.05)	(0.01)	(0.02)
Distributions from net realized capital gains	(0.48)	(0.01)	0.00	0.00	0.00

Total distributions	(0.54)	(0.01)	(0.05)	(0.01)	(0.02)

Net Asset Value, End of Period	$13.62	$12.71	$12.38	$10.92	$10.01

Total Return (%)	11.7	2.8	13.9	9.2	30.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	0.69	0.69	0.71	0.73
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.66	0.67	0.68	0.69	0.70
Ratio of net investment income to average net assets (%)	0.44	0.31	0.04	0.41	0.17
Portfolio turnover rate (%)	71	66	60	68	68
Net assets, end of period (000)	$1,016,212	$1,012,196	$758,316	$504,940	$343,253

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.63	$12.33	$10.86	$9.97	$7.70

Income From Investment Operations
Net investment income (loss)	0.02 (a)	0.01	(0.02)	0.04	0.00
Net realized and unrealized gain on investments	1.39	0.30	1.49	0.85	2.28

Total from investment operations	1.41	0.31	1.47	0.89	2.28

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(0.48)	(0.01)	0.00	0.00	0.00

Total distributions	(0.51)	(0.01)	0.00	0.00	(0.01)

Net Asset Value, End of Period	$13.53	$12.63	$12.33	$10.86	$9.97

Total Return (%)	11.4	2.5	13.5	8.9	29.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.94	0.94	0.96	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.92	0.93	0.94	0.95
Ratio of net investment income (loss) to average net assets (%)	0.18	0.06	(0.21)	0.29	(0.11)
Portfolio turnover rate (%)	71	66	60	68	68
Net assets, end of period (000)	$293,808	$300,052	$296,178	$330,349	$256,079

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 27, 2005 for Class E.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

140

Jennison Growth Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005(c)
Net Asset Value, Beginning of Period	$12.67	$12.36	$10.16

Income From Investment Operations
Net investment income (loss)	0.04 (a)	0.02	(0.01)
Net realized and unrealized gain on investments	1.39	0.30	2.21

Total from investment operations	1.43	0.32	2.20

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00
Distributions from net realized capital gains	(0.48)	(0.01)	0.00

Total distributions	(0.52)	(0.01)	0.00

Net Asset Value, End of Period	$13.58	$12.67	$12.36

Total Return (%)	11.5	2.6	3.0	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	0.84	0.84	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.81	0.82	0.82	(e)
Ratio of net investment income (loss) to average net assets (%)	0.28	0.24	(0.15	)(e)
Portfolio turnover rate (%)	71	66	60
Net assets, end of period (000)	$12,308	$13,093	$12,758

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 27, 2005 for Class E.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

141

MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.26	$33.20	$32.27	$29.45	$23.41

Income From Investment Operations
Net investment income	0.63 (a)	0.58	0.55	0.54	0.38
Net realized and unrealized gain on investments	1.26	4.37	0.90	2.54	6.11

Total from investment operations	1.89	4.95	1.45	3.08	6.49

Less Distributions
Distributions from net investment income	(0.39)	(0.70)	(0.52)	(0.26)	(0.45)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.15)	(1.89)	(0.52)	(0.26)	(0.45)

Net Asset Value, End of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Total Return (%)	5.2	15.5	4.6	10.5	28.2
Ratio of operating expenses to average net assets (%)	0.28	0.30	0.29	0.30	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.31	0.29	N/A	N/A
Ratio of net investment income to average net assets (%)	1.69	1.63	1.59	1.73	1.48
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$4,733,145	$4,125,102	$3,942,484	$4,139,893	$3,931,839

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.38	$32.41	$31.52	$28.80	$22.92

Income From Investment Operations
Net investment income	0.52 (a)	0.47	0.39	0.41	0.34
Net realized and unrealized gain on investments	1.24	4.28	0.95	2.53	5.95

Total from investment operations	1.76	4.75	1.34	2.94	6.29

Less Distributions
Distributions from net investment income	(0.31)	(0.59)	(0.45)	(0.22)	(0.41)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.07)	(1.78)	(0.45)	(0.22)	(0.41)

Net Asset Value, End of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Total Return (%)	5.0	15.2	4.4	10.3	27.9
Ratio of operating expenses to average net assets (%)	0.53	0.55	0.54	0.55	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.56	0.54	N/A	N/A
Ratio of net investment income to average net assets (%)	1.43	1.38	1.36	1.59	1.24
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$1,092,993	$991,777	$765,425	$508,908	$251,793

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

142

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.09	$33.04	$32.11	$29.33	$23.34

Income From Investment Operations
Net investment income	0.57 (a)	0.52	0.47	0.47	0.40
Net realized and unrealized gain on investments	1.25	4.35	0.93	2.56	6.02

Total from investment operations	1.82	4.87	1.40	3.03	6.42

Less Distributions
Distributions from net investment income	(0.34)	(0.63)	(0.47)	(0.25)	(0.43)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.10)	(1.82)	(0.47)	(0.25)	(0.43)

Net Asset Value, End of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Total Return (%)	5.1	15.3	4.5	10.4	28.0
Ratio of operating expenses to average net assets (%)	0.43	0.45	0.44	0.45	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.46	0.44	N/A	N/A
Ratio of net investment income to average net assets (%)	1.53	1.48	1.44	1.67	1.34
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$280,076	$291,417	$287,568	$293,266	$142,284

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

143

Harris Oakmark Focused Value Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$269.23	$265.37	$243.86	$224.26	$169.33

Income (Loss) From Investment Operations
Net investment income	0.73 (a)	1.41	0.78	0.23	0.24
Net realized and unrealized gain (loss) of investments	(15.83)	28.89	23.48	21.85	54.97

Total from investment operations	(15.10)	30.30	24.26	22.08	55.21

Less Distributions
Distributions from net investment income	(1.51)	(0.83)	(0.11)	(0.10)	(0.28)
Distributions from net realized capital gains	(33.19)	(25.61)	(2.64)	(2.38)	0.00

Total distributions	(34.70)	(26.44)	(2.75)	(2.48)	(0.28)

Net Asset Value, End of Period	$219.43	$269.23	$265.37	$243.86	$224.26

Total Return (%)	(6.8)	12.5	10.0	9.9	32.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.78	0.77	0.78	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.75	0.78	0.77	0.78	0.78
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.76	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.30	0.60	0.35	0.15	0.14
Portfolio turnover rate (%)	68	50	25	16	16
Net assets, end of period (000)	$1,249,122	$1,230,429	$1,024,615	$809,906	$614,742

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$263.76	$260.34	$239.96	$221.17	$167.26

Income (Loss) From Investment Operations
Net investment income (loss)	0.10 (a)	0.91	0.22	(0.24)	0.01
Net realized and unrealized gain (loss) of investments	(15.46)	28.36	22.80	21.41	54.02

Total from investment operations	(15.36)	29.27	23.02	21.17	54.03

Less Distributions
Distributions from net investment income	(0.86)	(0.24)	0.00	0.00	(0.12)
Distributions from net realized capital gains	(33.19)	(25.61)	(2.64)	(2.38)	0.00

Total distributions	(34.05)	(25.85)	(2.64)	(2.38)	(0.12)

Net Asset Value, End of Period	$214.35	$263.76	$260.34	$239.96	$221.17

Total Return (%)	(7.1)	12.2	9.7	9.7	32.3
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.03	1.02	1.03	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00	1.03	1.02	1.03	1.03
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	1.01	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.04	0.35	0.10	(0.09)	(0.13)
Portfolio turnover rate (%)	68	50	25	16	16
Net assets, end of period (000)	$549,779	$665,313	$613,215	$578,991	$540,656

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

144

Harris Oakmark Focused Value Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$266.33	$262.59	$241.77	$222.60	$168.22

Income (Loss) From Investment Operations
Net investment income	0.34 (a)	1.21	0.49	0.04	0.07
Net realized and unrealized gain (loss) of investments	(15.63)	28.59	22.97	21.51	54.47

Total from investment operations	(15.29)	29.80	23.46	21.55	54.54

Less Distributions
Distributions from net investment income	(1.12)	(0.45)	0.00	0.00	(0.16)
Distributions from net realized capital gains	(33.19)	(25.61)	(2.64)	(2.38)	0.00

Total distributions	(34.31)	(26.06)	(2.64)	(2.38)	(0.16)

Net Asset Value, End of Period	$216.73	$266.33	$262.59	$241.77	$222.60

Total Return (%)	(7.0)	12.3	9.8	9.8	32.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	0.93	0.92	0.93	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90	0.93	0.92	0.93	0.93
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.91	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.14	0.44	0.19	0.00	(0.03)
Portfolio turnover rate (%)	68	50	25	16	16
Net assets, end of period (000)	$217,969	$274,828	$290,264	$280,856	$204,755

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

145

BlackRock Strategic Value Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.74	$18.55	$19.17	$16.62	$11.07

Income From Investment Operations
Net investment income (loss)	0.10 (a)	0.08	0.08	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	(0.55)	2.84	0.57	2.55	5.56

Total from investment operations	(0.45)	2.92	0.65	2.55	5.55

Less Distributions
Distributions from net investment income	(0.05)	(0.06)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(2.12)	(3.73)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$15.17	$17.74	$18.55	$19.17	$16.62

Total Return (%)	(3.5)	16.7	4.2	15.3	50.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.89	0.89	0.89	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.85	0.85	0.84	0.87	N/A
Ratio of net investment income (loss) to average net assets (%)	0.62	0.48	0.42	(0.03)	(0.10)
Portfolio turnover rate (%)	121	141	175	33	44
Net assets, end of period (000)	$509,332	$609,877	$604,086	$666,800	$561,245

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.51	$18.35	$19.02	$16.53	$11.04

Income From Investment Operations
Net investment income (loss)	0.06 (a)	0.04	0.03	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	(0.54)	2.81	0.57	2.49	5.50

Total from investment operations	(0.48)	2.85	0.60	2.49	5.49

Less Distributions
Distributions from net investment income	(0.01)	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(2.08)	(3.69)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$14.95	$17.51	$18.35	$19.02	$16.53

Total Return (%)	(3.7)	16.4	3.9	15.1	49.7
Ratio of operating expenses to average net assets before expense reductions (%)	1.13	1.14	1.14	1.14	1.18
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.10	1.10	1.09	1.12	N/A
Ratio of net investment income (loss) to average net assets (%)	0.39	0.26	0.20	(0.09)	(0.26)
Portfolio turnover rate (%)	121	141	175	33	44
Net assets, end of period (000)	$171,141	$169,004	$116,849	$58,676	$1,120

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

146

BlackRock Strategic Value Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.58	$18.41	$19.06	$16.55	$11.04

Income From Investment Operations
Net investment income (loss)	0.08 (a)	0.06	0.05	(0.02)	(0.02)
Net realized and unrealized gain (loss) of investments	(0.55)	2.82	0.57	2.53	5.53

Total from investment operations	(0.47)	2.88	0.62	2.51	5.51

Less Distributions
Distributions from net investment income	(0.03)	(0.04)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(2.10)	(3.71)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$15.01	$17.58	$18.41	$19.06	$16.55

Total Return (%)	(3.6)	16.6	4.0	15.2	49.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.04	1.04	1.04	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00	1.00	0.99	1.02	N/A
Ratio of net investment income (loss) to average net assets (%)	0.47	0.32	0.27	(0.16)	(0.22)
Portfolio turnover rate (%)	121	141	175	33	44
Net assets, end of period (000)	$207,442	$252,705	$253,532	$273,771	$178,240

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

147

Loomis Sayles Small Cap Portfolio

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$249.37		$232.80	$220.60	$189.55	$138.89

Income From Investment Operations
Net investment income (loss)	(0.08	)(a)	0.45	0.11	(0.27)	(0.34)
Net realized and unrealized gain on investments	28.82		37.97	14.79	31.32	51.00

Total from investment operations	28.74		38.42	14.90	31.05	50.66

Less Distributions
Distributions from net investment income	(0.22)		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(30.45)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$247.66		$249.37	$232.80	$220.60	$189.55

Total Return (%)	11.9		16.7	6.9	16.4	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.90		0.93	0.94	0.98	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89		0.92	0.91	0.95	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.95		0.98	0.94	0.98	0.99
Ratio of net investment income (loss) to average net assets (%)	(0.03)		0.18	0.05	(0.13)	(0.21)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$365,435		$371,963	$351,279	$368,666	$348,406

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$246.37		$230.75	$219.20	$188.59	$138.20

Income From Investment Operations
Net investment income (loss)	(0.67	)(a)	0.12	(0.25)	0.08	(0.24)
Net realized and unrealized gain on investments	28.43		37.35	14.50	30.53	50.63

Total from investment operations	27.76		37.47	14.25	30.61	50.39

Less Distributions
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00
Total distributions	(30.23)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$243.90		$246.37	$230.75	$219.20	$188.59

Total Return (%)	11.6		16.4	6.7	16.2	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	1.15		1.18	1.19	1.23	1.24
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.14		1.17	1.17	1.20	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.20		1.23	1.19	1.23	1.24
Ratio of net investment loss to average net assets (%)	(0.27)		(0.02)	(0.16)	(0.07)	(0.46)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$108,142		$67,360	$25,364	$6,440	$98

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

148

Loomis Sayles Small Cap Portfolio

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$247.29		$231.34	$219.57	$188.95	$138.65

Income From Investment Operations
Net investment income (loss)	(0.45	)(a)	0.14	(0.21)	(0.45)	(0.37)
Net realized and unrealized gain on investments	28.57		37.66	14.68	31.07	50.67

Total from investment operations	28.12		37.80	14.47	30.62	50.30

Less Distributions
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(30.23)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$245.18		$247.29	$231.34	$219.57	$188.95

Total Return (%)	11.7		16.5	6.8	16.2	36.3
Ratio of operating expenses to average net assets before expense reductions (%)	1.05		1.08	1.09	1.13	1.14
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.04		1.07	1.06	1.10	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.10		1.13	1.09	1.13	1.14
Ratio of net investment income (loss) to average net assets (%)	(0.18)		0.03	(0.10)	(0.26)	(0.37)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$63,434		$59,821	$50,554	$47,131	$31,759

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

149

Julius Baer International Stock Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.49	$13.48	$11.50	$9.86	$7.76

Income From Investment Operations
Net investment income	0.20 (a)	0.13	0.14	0.10	0.11
Net realized and unrealized gain on investments	1.38	2.09	1.92	1.68	2.05

Total from investment operations	1.58	2.22	2.06	1.78	2.16

Less Distributions
Distributions from net investment income	(0.17)	(0.21)	(0.08)	(0.14)	(0.06)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.03)	(0.21)	(0.08)	(0.14)	(0.06)

Net Asset Value, End of Period	$16.04	$15.49	$13.48	$11.50	$9.86

Total Return (%)	10.3	16.5	18.0	18.2	28.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	1.05	1.06	1.08	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.92	1.00	1.01	1.06	1.11
Ratio of net investment income to average net assets (%)	1.22	1.00	1.23	0.85	1.21
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$732,643	$547,335	$413,322	$344,340	$318,996

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.30	$13.33	$11.38	$9.76	$7.69

Income From Investment Operations
Net investment income	0.15 (a)	0.12	0.12	0.07	0.03
Net realized and unrealized gain on investments	1.37	2.03	1.88	1.67	2.09

Total from investment operations	1.52	2.15	2.00	1.74	2.12

Less Distributions
Distributions from net investment income	(0.13)	(0.18)	(0.05)	(0.12)	(0.05)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(0.99)	(0.18)	(0.05)	(0.12)	(0.05)

Net Asset Value, End of Period	$15.83	$15.30	$13.33	$11.38	$9.76

Total Return (%)	10.1	16.2	17.6	18.0	27.8
Ratio of operating expenses to average net assets before expense reductions (%)	1.21	1.30	1.31	1.33	1.38
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.17	1.25	1.26	1.31	1.36
Ratio of net investment income (loss) to average net assets (%)	0.96	0.72	0.89	0.56	(0.04)
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$119,073	$95,473	$54,530	$24,612	$14,859

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

150

Julius Baer International Stock Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.35	$13.37	$11.41	$9.79	$7.71

Income From Investment Operations
Net investment income	0.18 (a)	0.12	0.13	0.07	0.08
Net realized and unrealized gain on investments	1.37	2.05	1.89	1.68	2.05

Total from investment operations	1.55	2.17	2.02	1.75	2.13

Less Distributions
Distributions from net investment income	(0.15)	(0.19)	(0.06)	(0.13)	(0.05)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.01)	(0.19)	(0.06)	(0.13)	(0.05)

Net Asset Value, End of Period	$15.89	$15.35	$13.37	$11.41	$9.79

Total Return (%)	10.2	16.3	17.8	18.0	27.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.11	1.20	1.21	1.23	1.28
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.07	1.15	1.16	1.21	1.26
Ratio of net investment income to average net assets (%)	1.10	0.89	1.08	0.70	0.93
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$70,905	$73,182	$66,569	$58,712	$47,619

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

151

MFS® Total Return Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$156.45	$147.99	$147.96	$138.13	$119.83

Income From Investment Operations
Net investment income	4.40 (a)	4.32	3.84	3.60	3.30
Net realized and unrealized gain on investments	2.49	13.06	0.46	11.53	16.79

Total from investment operations	6.89	17.38	4.30	15.13	20.09

Less Distributions
Distributions from net investment income	(3.51)	(5.49)	(2.61)	(4.52)	(1.79)
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	(0.78)	0.00

Total distributions	(8.81)	(8.92)	(4.27)	(5.30)	(1.79)

Net Asset Value, End of Period	$154.53	$156.45	$147.99	$147.96	$138.13

Total Return (%)	4.4	12.2	3.1	11.3	17.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.58	0.59	0.66	0.64	0.69
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.57	0.58	0.65	0.63	0.69
Ratio of net investment income to average net assets (%)	2.80	2.74	2.53	2.60	2.55
Portfolio turnover rate (%)	58	55	47	89	62
Net assets, end of period (000)	$264,376	$279,698	$261,653	$268,870	$148,601

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$155.02	$146.58	$146.59	$136.93	$119.01

Income From Investment Operations
Net investment income	3.97 (a)	3.71	2.75	3.64	2.53
Net realized and unrealized gain on investments	2.45	13.15	1.16	11.01	17.11

Total from Investment operations	6.42	16.86	3.91	14.65	19.64

Less Distributions
Distributions from net investment income	(3.09)	(4.99)	(2.26)	(4.21)	(1.72)
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	(0.78)	0.00

Total distributions	(8.39)	(8.42)	(3.92)	(4.99)	(1.72)

Net Asset Value, End of Period	$153.05	$155.02	$146.58	$146.59	$136.93

Total Return (%)	4.1	11.9	2.9	11.0	16.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.83	0.84	0.91	0.89	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82	0.83	0.90	0.88	0.94
Ratio of net investment income to average net assets (%)	2.56	2.50	2.29	2.39	2.30
Portfolio turnover rate (%)	58	55	47	89	62
Net assets, end of period (000)	$233,742	$210,529	$158,528	$103,373	$29,582

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

152

MFS® Total Return Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$155.83	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	4.14 (a)	4.27	3.46	2.33
Net realized and unrealized gain on investments	2.46	12.81	0.60	9.35

Total from investment operations	6.60	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(3.28)	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	0.00

Total distributions	(8.58)	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$153.85	$155.83	$147.36	$147.29

Total Return (%)	4.2	12.0	3.0	8.6	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.74	0.81	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.72	0.73	0.80	0.78	(e)
Ratio of net investment income to average net assets (%)	2.65	2.57	2.38	2.57	(e)
Portfolio turnover rate (%)	58	55	47	89
Net assets, end of period (000)	$73,557	$85,327	$90,637	$89,519

	Class F
	Year ended December 31,
	2007	2006(c)
Net Asset Value, Beginning of Period	$155.39	$143.80

Income From Investment Operations
Net investment income	4.08 (a)	2.69
Net realized and unrealized gain on investments	2.43	8.90

Total from investment operations	6.51	11.59

Less Distributions
Distributions from net investment income	(3.14)	0.00
Distributions from net realized capital gains	(5.30)	0.00

Total distributions	(8.44)	0.00

Net Asset Value, End of Period	$153.46	$155.39

Total Return (%)	4.2	8.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.77	0.78	(e)
Ratio of net investment income to average net assets (%)	2.60	2.67	(e)
Portfolio turnover rate (%)	58	55
Net assets, end of period (000)	$1,287,491	$1,398,437

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

153

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$108.62	$110.48	$113.72	$115.62	$112.74

Income From Investment Operations
Net investment income	5.36 (a)	4.55	4.69	4.44	4.55
Net realized and unrealized gain (loss) of investments	1.31	0.01	(2.06)	0.41	1.93

Total from investment operations	6.67	4.56	2.63	4.85	6.48

Less Distributions
Distributions from net investment income	(3.58)	(6.31)	(4.55)	(4.76)	(3.60)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.58)	(6.42)	(5.87)	(6.75)	(3.60)

Net Asset Value, End of Period	$111.71	$108.62	$110.48	$113.72	$115.62

Total Return (%)	6.3	4.4	2.4	4.4	5.9
Ratio of operating expenses to average net assets (%)	0.43	0.46	0.47	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.43	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.95	4.28	3.96	3.57	3.69
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$983,686	$962,770	$763,205	$814,560	$881,513

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.36	$109.20	$112.47	$114.51	$111.84

Income From Investment Operations
Net investment income	5.03 (a)	4.54	4.06	3.78	3.57
Net realized and unrealized gain (loss) of investments	1.30	(0.32)	(1.72)	0.73	2.58

Total from investment operations	6.33	4.22	2.34	4.51	6.15

Less Distributions
Distributions from net investment income	(3.30)	(5.95)	(4.29)	(4.56)	(3.48)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.30)	(6.06)	(5.61)	(6.55)	(3.48)

Net Asset Value, End of Period	$110.39	$107.36	$109.20	$112.47	$114.51

Total Return (%)	6.0	4.1	2.2	4.2	5.6
Ratio of operating expenses to average net assets (%)	0.68	0.71	0.72	0.71	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.68	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.04	3.73	3.35	3.40
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$315,737	$292,377	$235,057	$143,107	$91,135

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

154

BlackRock Bond Income Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.89	$109.73	$112.97	$114.98	$112.26

Income From Investment Operations
Net investment income	5.16 (a)	7.07	4.34	3.52	3.19
Net realized and unrealized gain (loss) of investments	1.31	(2.71)	(1.89)	1.12	3.09

Total from investment operations	6.47	4.36	2.45	4.64	6.28

Less Distributions
Distributions from net investment income	(3.39)	(6.09)	(4.37)	(4.66)	(3.56)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.39)	(6.20)	(5.69)	(6.65)	(3.56)

Net Asset Value, End of Period	$110.97	$107.89	$109.73	$112.97	$114.98

Total Return (%)	6.1	4.3	2.3	4.3	5.7
Ratio of operating expenses to average net assets (%)	0.58	0.61	0.62	0.61	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.79	4.16	3.81	3.44	3.48
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$306,040	$308,901	$64,396	$65,275	$45,534

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

155

Lehman Brothers Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.76	$10.81	$11.02	$10.93	$11.17

Income From Investment Operations
Net investment income	0.52 (a)	0.49 (a)	0.49	0.46	0.45
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.27)	(0.02)	(0.06)

Total from investment operations	0.72	0.42	0.22	0.44	0.39

Less Distributions
Distributions from net investment income	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Total distributions	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Net Asset Value, End of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Total Return (%)	6.9	4.1	2.1	4.1	3.6
Ratio of operating expenses to average net assets (%)	0.29	0.31	0.31	0.32	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.30	0.32	0.31	N/A	N/A
Ratio of net investment income to average net assets (%)	4.86	4.64	4.30	4.42	4.44
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$678,193	$511,541	$524,878	$550,456	$500,629

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.60	$10.66	$10.87	$10.79	$11.04

Income From Investment Operations
Net investment income	0.48 (a)	0.46 (a)	0.36	0.36	0.40
Net realized and unrealized gain (loss) of investments	0.20	(0.08)	(0.16)	0.04	(0.04)

Total from investment operations	0.68	0.38	0.20	0.40	0.36

Less Distributions
Distributions from net investment income	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Total distributions	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Net Asset Value, End of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Total Return (%)	6.7	3.8	1.9	3.8	3.4
Ratio of operating expenses to average net assets (%)	0.54	0.56	0.56	0.57	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.55	0.57	0.56	N/A	N/A
Ratio of net investment income to average net assets (%)	4.60	4.40	4.06	4.16	4.20
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$568,790	$469,212	$354,652	$170,958	$73,938

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

156

Lehman Brothers Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.71	$10.77	$10.97	$10.89	$11.14

Income From Investment Operations
Net investment income	0.50 (a)	0.47 (a)	0.46	0.44	0.52
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.25)	(0.02)	(0.15)

Total from investment operations	0.70	0.40	0.21	0.42	0.37

Less Distributions
Distributions from net investment income	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Total distributions	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Net Asset Value, End of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Total Return (%)	6.7	3.9	2.0	3.9	3.5
Ratio of operating expenses to average net assets (%)	0.44	0.46	0.46	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.45	0.47	0.46	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.49	4.15	4.26	4.29
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$172,925	$176,149	$190,840	$200,270	$115,749

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

157

Western Asset Management Strategic Bond Opportunities Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.58	$12.72	$13.04	$12.61	$11.44

Income From Investment Operations
Net investment income	0.63 (a)	0.38	0.36	0.46	0.51
Net realized and unrealized gain (loss) of investments	(0.15)	0.22	(0.01)	0.35	0.92

Total from investment operations	0.48	0.60	0.35	0.81	1.43

Less Distributions
Distributions from net investment income	(0.35)	(0.64)	(0.41)	(0.38)	(0.26)
Distributions from net realized capital gains	(0.01)	(0.10)	(0.26)	0.00	0.00

Total distributions	(0.36)	(0.74)	(0.67)	(0.38)	(0.26)

Net Asset Value, End of Period	$12.70	$12.58	$12.72	$13.04	$12.61

Total Return (%)	4.0	5.1	2.8	6.6	12.6
Ratio of operating expenses to average net assets (%)	0.66	0.72	0.75	0.77	0.81
Ratio of net investment income to average net assets (%)	5.03	4.91	4.11	3.79	4.66
Portfolio turnover rate (%)	504	700	507	393	329
Net assets, end of period (000)	$696,191	$366,984	$213,906	$164,213	$153,549

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.53	$12.66	$12.99	$12.58	$11.41

Income From Investment Operations
Net investment income	0.59 (a)	0.54	0.40	0.39	0.23
Net realized and unrealized gain (loss) of investments	(0.14)	0.03	(0.08)	0.38	1.19

Total from investment operations	0.45	0.57	0.32	0.77	1.42

Less Distributions
Distributions from net investment income	(0.32)	(0.60)	(0.39)	(0.36)	(0.25)
Distributions from net realized capital gains	(0.01)	(0.10)	(0.26)	0.00	0.00

Total distributions	(0.33)	(0.70)	(0.65)	(0.36)	(0.25)

Net Asset Value, End of Period	$12.65	$12.53	$12.66	$12.99	$12.58

Total Return (%)	3.7	4.8	2.6	6.3	12.6
Ratio of operating expenses to average net assets (%)	0.91	0.97	1.00	1.02	1.06
Ratio of net investment income to average net assets (%)	4.77	4.66	3.92	3.66	3.95
Portfolio turnover rate (%)	504	700	507	393	329
Net assets, end of period (000)	$241,184	$198,632	$120,590	$36,346	$268

(a)	Per share amount is based on average shares outstanding during the period.

158

Western Asset Management Strategic Bond Opportunities Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.55	$12.68	$13.00	$12.58	$11.42

Income From Investment Operations
Net investment income	0.61 (a)	0.62	0.50	0.38	0.42
Net realized and unrealized gain (loss) of investments	(0.15)	(0.03)	(0.17)	0.41	0.99

Total from investment operations	0.46	0.59	0.33	0.79	1.41

Less Distributions
Distributions from net investment income	(0.33)	(0.62)	(0.39)	(0.37)	(0.25)
Distributions from net realized capital gains	(0.01)	(0.10)	(0.26)	0.00	0.00

Total distributions	(0.34)	(0.72)	(0.65)	(0.37)	(0.25)

Net Asset Value, End of Period	$12.67	$12.55	$12.68	$13.00	$12.58

Total Return (%)	3.9	4.9	2.7	6.5	12.5
Ratio of operating expenses to average net assets (%)	0.81	0.87	0.90	0.92	0.96
Ratio of net investment income to average net assets (%)	4.87	4.75	3.95	3.64	4.34
Portfolio turnover rate (%)	504	700	507	393	329
Net assets, end of period (000)	$129,394	$137,048	$151,881	$144,605	$96,026

(a)	Per share amount is based on average shares outstanding during the period.

159

Western Asset Management U.S. Government Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.30	$12.22	$12.43	$12.34	$12.34

Income From Investment Operations
Net investment income	0.57 (a)	0.46	0.19	0.20	0.18
Net realized and unrealized gain (loss) of investments	(0.05)	0.03	0.01	0.18	0.02

Total from investment operations	0.52	0.49	0.20	0.38	0.20

Less Distributions
Distributions from net investment income	(0.34)	(0.41)	(0.17)	(0.16)	(0.08)
Distributions from net realized capital gains	0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.34)	(0.41)	(0.41)	(0.29)	(0.20)

Net Asset Value, End of Period	$12.48	$12.30	$12.22	$12.43	$12.34

Total Return (%)	4.4	4.2	1.7	3.0	1.7
Ratio of operating expenses to average net assets (%)	0.54	0.58	0.61	0.64	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	0.64	0.65
Ratio of net investment income to average net assets (%)	4.66	4.36	3.00	1.56	1.22
Portfolio turnover rate (%)	685	835	964	977	882
Net assets, end of period (000)	$1,032,047	$886,805	$471,703	$148,047	$154,010

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.25	$12.16	$12.38	$12.31	$12.31

Income From Investment Operations
Net investment income	0.54 (a)	0.44	0.25	0.16	0.06
Net realized and unrealized gain (loss) of investments	(0.05)	0.02	(0.08)	0.17	0.14

Total from investment operations	0.49	0.46	0.17	0.33	0.20

Less Distributions
Distributions from net investment income	(0.31)	(0.37)	(0.15)	(0.13)	(0.08)
Distributions from net realized capital gains	0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.31)	(0.37)	(0.39)	(0.26)	(0.20)

Net Asset Value, End of Period	$12.43	$12.25	$12.16	$12.38	$12.31

Total Return (%)	4.0	3.9	1.4	2.7	1.6
Ratio of operating expenses to average net assets (%)	0.79	0.83	0.86	0.89	0.90
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	0.89	0.90
Ratio of net investment income to average net assets (%)	4.41	4.08	2.76	1.81	0.79
Portfolio turnover rate (%)	685	835	964	977	882
Net assets, end of period (000)	$226,693	$182,472	$117,258	$35,073	$347

(a)	Per share amount is based on average shares outstanding during the period.

160

Western Asset Management U.S. Government Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.26	$12.18	$12.38	$12.31	$12.32

Income From Investment Operations
Net investment income	0.55 (a)	0.54	0.34	0.17	0.12
Net realized and unrealized gain (loss) of investments	(0.05)	(0.07)	(0.15)	0.17	0.07

Total from investment operations	0.50	0.47	0.19	0.34	0.19

Less Distributions
Distributions from net investment income	(0.32)	(0.39)	(0.15)	(0.14)	(0.08)
Distributions from net realized capital gains	0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.32)	(0.39)	(0.39)	(0.27)	(0.20)

Net Asset Value, End of Period	$12.44	$12.26	$12.18	$12.38	$12.31

Total Return (%)	4.1	4.0	1.6	2.8	1.5
Ratio of operating expenses to average net assets (%)	0.69	0.73	0.76	0.79	0.80
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	0.79	0.80
Ratio of net investment income to average net assets (%)	4.51	4.13	2.74	1.42	1.03
Portfolio turnover rate (%)	685	835	964	977	882
Net assets, end of period (000)	$91,643	$102,223	$117,409	$123,455	$114,450

(a)	Per share amount is based on average shares outstanding during the period.

161

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.95	4.70	2.85	0.98	0.80

Total from investment operations	4.95	4.70	2.85	0.98	0.80

Less Distributions
Distributions from net investment income	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Total distributions	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	5.1	4.8	2.9	1.0	0.8
Ratio of operating expenses to average net assets (%)	0.40	0.38	0.41	0.42	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.40	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.97	4.79	2.83	0.97	0.78
Net assets, end of period (000)	$1,128,411	$875,428	$429,019	$469,674	$610,419

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.70	4.45	2.60	0.73	0.55

Total from investment operations	4.70	4.45	2.60	0.73	0.55

Less Distributions
Distributions from net investment income	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Total distributions	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.8	4.5	2.6	0.7	0.6
Ratio of operating expenses to average net assets (%)	0.65	0.63	0.66	0.67	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.65	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.71	4.50	2.84	0.74	0.65
Net assets, end of period (000)	$496,228	$394,260	$273,052	$78,809	$75,083

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

162

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.80	4.55	2.70	0.83	0.42

Total from investment operations	4.80	4.55	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Total distributions	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.9	4.7	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.55	0.53	0.56	0.57	0.55	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.55	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.81	4.57	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$11,199	$10,140	$8,569	$11,619	$6,858

(a)	Commencement of operations was April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

163

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2007 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D and Class E

U.S. EQUITY PORTFOLIOS

BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio

MetLife Stock Index Portfolio

MFS® Value Portfolio (formerly, Harris Oakmark Large Cap Value Portfolio)

BlackRock Aggressive Growth Portfolio

EQUITY AND FIXED-INCOME

PORTFOLIO

BlackRock Diversified Portfolio

FIXED-INCOME PORTFOLIO BlackRock Bond Income Portfolio MONEY MARKET PORTFOLIO BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three Sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

APRIL 28, 2008

2

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 36 separate investment portfolios (the “Portfolios”), which offers Class A, Class B, Class D, Class E and Class F shares. Eight of these Portfolios are offered through this prospectus, but may not be offered in all classes of shares. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

3

rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

4

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

5

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the MetLife Stock Index Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Certain Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

6

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the Insurance Company websites (including www.metlife.com/msf): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. Unless the subadviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

7

BlackRock Legacy Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. BlackRock considers large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion.

Stock Selection

The Portfolio invests primarily in stocks believed by BlackRock to have long-term growth potential. In selecting stocks, BlackRock seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Portfolio intends to invest its assets in approximately 60-80 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically will be fully invested. A significant portion of the Portfolio’s assets are expected to be invested in stocks of companies listed in the Russell 1000 Growth Index. The Portfolio seeks to outperform the Russell 1000 Growth Index over a market cycle. The Russell 1000 Growth Index tracks growth companies included in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies based on total market capitalization. As of June 22, 2007, the Russell 1000 Index included companies with market capitalizations of $2.5 billion and above. The Portfolio may from time to time emphasize one or more growth sectors. In addition, BlackRock tries to manage risk relative to the Russell 1000 Growth Index.

BlackRock seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. BlackRock emphasizes fundamental research in seeking to successfully identify and invest in these companies. BlackRock’s disciplined investment process emphasizes bottom-up stock selection and risk management techniques.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

8

BlackRock Legacy Large Cap Growth Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

9

BlackRock Legacy Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Fred Alger Management, Inc. (“Alger”) to State Street Research & Management Company (“State Street Research”) and also changed its investment objective and principal investment strategies. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Alger, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	18.72%	14.23%	6.94%	—	—
Class B	18.43%	14.03%	N/A	11.43%	7-30-02
Class E	18.54%	14.05%	N/A	1.87%	5-1-01
Russell 1000 Growth Index	11.81%	12.11%	3.83%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

10

BlackRock Legacy Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses(1)	0.79%	1.04%	0.94%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$81	$252	$439	$978
Class B	$106	$331	$574	$1,271
Class E	$96	$300	$520	$1,155

11

BlackRock Legacy Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

12

BlackRock Legacy Large Cap Growth Portfolio

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

13

BlackRock Legacy Large Cap Growth Portfolio

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Jeffrey R. Lindsey and Edward P. Dowd. Messrs. Lindsey and Dowd lead BlackRock’s Fundamental Large Cap Growth Team consisting of five investment professionals. Messrs. Lindsey and Dowd joined BlackRock in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser.

Mr. Lindsey joined State Street Research in 2002. From 2003 until he joined BlackRock, Mr. Lindsey was a Managing Director and the Chief Investment Officer-Growth at State Street Research, responsible for overseeing all of State Street Research’s growth and core products. Prior to joining State Street Research, he served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

14

BlackRock Legacy Large Cap Growth Portfolio

Prior to joining BlackRock, Mr. Dowd was a Vice President at State Street Research. Prior to joining State Street Research in 2002, he was a Vice President and Technology Sector Leader for Independence Investment LLC and an equity research associate at Donaldson, Lufkin & Jennrette.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

15

Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis”), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio’s assets in equity securities of companies with market capitalizations of at least $10 billion. Davis manages equity funds using the Davis Investment Discipline. Davis conducts extensive research to identify well-managed companies, with durable business models, that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. The Portfolio typically invests a significant portion of its assets in the financial services sector. The Portfolio may also invest a limited portion of its assets in foreign securities, including American Depositary Receipts (“ADRs”), in companies of any size, and in companies whose shares may be subject to controversy.

Stock Selection

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

•	Proven track record.

•	Significant personal ownership in business.

•	Intelligent allocation of capital.

•	Smart application of technology to improve business and lower costs.

•	Strong balance sheet.

•	Low cost structure and low debt.

•	High after-tax returns on capital.

•	High quality of earnings.

•	Non-obsolescent products and services.

•	Dominant or growing market share in a growing market.

•	Global presence and brand names.

16

Davis Venture Value Portfolio

After Davis decides which common stocks it wishes to own, it attempts to determine the intrinsic value of those stocks. Davis seeks common stocks which can be purchased at attractive valuations relative to their intrinsic value. Davis’ goal is to invest in companies for the long term. It considers selling a stock if it believes the stock’s market price exceeds Davis’ estimate of the stock’s intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

17

Davis Venture Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.58%	14.21%	7.84%	—	—
Class B	4.34%	13.94%	N/A	12.46%	7-30-02
Class E	4.43%	14.04%	N/A	5.95%	2-20-01
S&P 500 Index	5.49%	12.83%	5.91%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

18

Davis Venture Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.73%	0.98%	0.88%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Class E	$90	$281	$488	$1,084

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

19

Davis Venture Value Portfolio

Financial services risk.    The Portfolio typically invests a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Davis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Davis cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2007, Davis, together with its affiliated institutional asset management companies, managed approximately $105 billion in assets. Davis’ address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis and is located at 609 Fifth Avenue, New York, New York 10017.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

20

Davis Venture Value Portfolio

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. They share joint decision-making authority in the day-to-day management of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis since October 1995. Mr. Feinberg has co-managed other equity funds for Davis since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

21

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2007, the market capitalizations of companies in the S&P 500 Index ranged from $0.7 billion to $511.9 billion; however, 95% of the companies in the index had market capitalizations above $2.2 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2007 was $12.0 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

22

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

23

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.23%	12.50%	5.62%	—	—
Class B	4.97%	12.22%	N/A	3.17%	1-2-01
Class E	5.06%	12.32%	N/A	3.61%	5-1-01
S&P 500 Index	5.49%	12.83%	5.91%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

24

MetLife Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554

25

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

26

MetLife Stock Index Portfolio

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

27

MetLife Stock Index Portfolio

S&P 500 Index Information

Standard & Poor’s (the “index sponsor”) sponsors the Standard & Poor’s 500 Composite Stock Price Index. The index sponsor has no responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The Standard & Poor’s 500 Composite Stock Price Index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

28

MFS® Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation and reasonable income.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization US companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies generally produce income and tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 35% of its assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Stock Selection

MFS uses a bottom-up approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

29

MFS® Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor and the TST MFS Value Predecessor, but not for the Portfolio.

During the period shown above, the highest quarterly return was 14.45% for the second quarter of 2003, and the lowest quarterly return was -15.28% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of Portfolio (7-20-98)
Class A	7.64%	14.97%	7.39%
Class B*	7.39%	14.73%	7.14%
Class E*	7.49%	14.83%	7.24%
Russell 1000 Value Index	-0.17%	14.63%	6.54%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

30

MFS® Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.72%		0.72%		0.72%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.77%		1.02%		0.92%
Fee Waiver(1)	(0.07%	)	(0.07%	)	(0.07%	)

Net Operating Expenses(1)	0.70%		0.95%		0.85%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$72	$239	$421	$948
Class B	$97	$318	$556	$1,241
Class E	$87	$286	$502	$1,125

31

MFS® Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

32

MFS® Value Portfolio

maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2007, MFS had approximately $197.6 billion in assets under management.

The Portfolio has been co-managed by Nevin P. Chitkara and Steven R. Gorham since January 7, 2008. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the MFS investment management area since 1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the MFS investment management area since 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

33

MFS® Value Portfolio

MetLife Advisers contractually agreed, for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee as follows: 0.10% on the first $250 million of the combined average net assets of the Portfolio and the MFS Value Portfolio of the Met Investors Series Trust (the “Combined Assets”), 0.05% on the next $1 billion of Combined Assets, 0.10% on the next $250 million of Combined Assets, 0.20% on the next $1 billion of Combined Assets, 0.175% on the next $2.5 billion of Combined Assets, and 0.15% on Combined Assets over $5 billion. MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio and the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

34

BlackRock Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio’s total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. BlackRock generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index), the S&P MidCap 400 Index or a similar index. As of June 22, 2007, the market capitalizations of companies in the Russell Midcap Index ranged from $2.0 billion to $18.3 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.7 billion. As of December 31, 2007, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.3 billion to $12.4 billion; however, 95% of the companies in the index had market capitalizations above $0.8 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2007 was $2.4 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio’s total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. Government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. BlackRock may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under “More About Investment Strategies and Risks—Foreign Securities.”

Stock Selection

In selecting stocks, BlackRock takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. BlackRock generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. BlackRock looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

35

BlackRock Aggressive Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

36

BlackRock Aggressive Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 33.85% for the fourth quarter of 1999, and the lowest quarterly return was -25.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	20.58%	17.77%	5.59%	—	—
Class B	20.24%	N/A	N/A	12.02%	4-26-04
Class D	20.42%	N/A	N/A	10.87%	5-2-06
Class E	20.39%	17.59%	N/A	5.02%	5-1-01
Russell Midcap Growth Index	11.43%	17.90%	7.59%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

37

BlackRock Aggressive Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.71%	0.71%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.76%	1.01%	0.86%	0.91%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.74% for Class A shares, 0.99% for Class B shares, 0.84% for Class D shares and 0.89% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$78	$243	$422	$942
Class B	$103	$322	$558	$1,236
Class D	$88	$274	$477	$1,061
Class E	$93	$290	$504	$1,120

38

BlackRock Aggressive Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those

39

BlackRock Aggressive Growth Portfolio

countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

40

BlackRock Aggressive Growth Portfolio

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

41

BlackRock Aggressive Growth Portfolio

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Eileen M. Leary, Managing Director and Andrew R. Leger, Vice President. Ms. Leary joined BlackRock’s Small and Mid-Cap Growth Equity Team in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser. From 2002 until she joined BlackRock, Ms. Leary was a Portfolio Manager at State Street Research and was responsible for the day-to-day management of the Portfolio. She joined State Street Research in 1989 and has been an investment professional since 1993.

Andrew R. Leger, Vice President and research analyst, is a member of the Small and Mid-Cap Growth Equity Team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.71% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

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United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2007, the duration of this index was 4.4 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.90%	9.55%	5.28%	—	—
Class B	5.62%	N/A	N/A	6.98%	4-26-04
Class E	5.71%	9.38%	N/A	3.91%	5-1-01
Russell 1000 Index	5.77%	13.43%	6.20%	—	—
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

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BlackRock Diversified Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.50%	0.75%	0.65%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$51	$160	$280	$628
Class B	$77	$240	$417	$930
Class E	$66	$208	$362	$810

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BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Diversified Portfolio

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Diversified Portfolio

or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit

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BlackRock Diversified Portfolio

card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment

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BlackRock Diversified Portfolio

of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency,

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BlackRock Diversified Portfolio

corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the investment strategy and the day-to-day management of the equity portion of the Portfolio. He has been the portfolio manager for the equity portion of the Portfolio since October 2006. Mr. Doll has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive and Management Committees since October 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. from 2001 to 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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BlackRock Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. Government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

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BlackRock Bond Income Portfolio

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2007, the duration of this index was 4.4 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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BlackRock Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 4.10% for the third quarter of 2001, and the lowest quarterly return was -2.69% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	6.29%	4.67%	5.70%	—	—
Class B	6.02%	4.40%	N/A	5.30%	5-1-01
Class E	6.13%	4.51%	N/A	5.16%	4-23-02
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

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BlackRock Bond Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.38%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.06%		0.06%		0.06%

Total Annual Portfolio Operating Expenses	0.44%		0.69%		0.59%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.43%		0.68%		0.58%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.325% for the amounts over $1 billion but less than $2 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$44	$140	$245	$554
Class B	$69	$220	$383	$858
Class E	$59	$188	$328	$737

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BlackRock Bond Income Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Bond Income Portfolio

risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Bond Income Portfolio

not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates.

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BlackRock Bond Income Portfolio

The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through

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BlackRock Bond Income Portfolio

the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

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BlackRock Bond Income Portfolio

Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.38% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

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BlackRock Money Market Portfolio

or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

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BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.07%	2.90%	3.61%	—	—
Class B	4.80%	2.64%	N/A	2.45%	5-1-01
Class E	4.91%	N/A	N/A	2.87%	4-23-03
91-Day Treasury Bill Rate	5.00%	3.07%	3.77%	—	—

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BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.33%		0.33%		0.33%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%

Total Annual Portfolio Operating Expenses	0.40%		0.65%		0.55%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.39%		0.64%		0.54%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$40	$127	$223	$504
Class B	$65	$207	$361	$809
Class E	$55	$175	$306	$688

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BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Money Market Portfolio

payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.33% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

69

Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

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Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

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Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolios. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts, variable life contracts and Qualified Plans are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information regarding their own tax situations including the possible applicability of foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury Regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a Portfolio’s shares. Please see the SAI for more information.

Since the shareholders of the Portfolios will be Separate Accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences of purchasing and owning the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract. Please see the SAI for more information on taxes.

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the

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investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

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Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2007) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to MFS Value Portfolio for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund (with the exception of the MFS Value Portfolio), along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2007, which is available upon request. D&T’s report with respect to the MFS Value Portfolio’s predecessor fund, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”), along with such Portfolio’s financial statements, including any notes thereto, are included in the annual report of the Met Investors Series Trust for the period ended December 31, 2007. The information in the following tables for MFS Value Portfolio for periods prior to 2005 is derived from the financial statements of a predecessor to the MIST MFS Value Predecessor, the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”). The information for the TST MFS Value Predecessor was audited by KPMG LLP, whose report for such fund, dated February 18, 2005, expresses an unqualified opinion.

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BlackRock Legacy Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.57	$21.70	$20.37	$18.72	$13.86

Income From Investment Operations
Net investment income	0.09 (a)	0.06	0.04	0.08	0.00
Net realized and unrealized gain on investments	4.13	0.84	1.37	1.57	4.87

Total from investment operations	4.22	0.90	1.41	1.65	4.87

Less Distributions
Distributions from net investment income	(0.05)	(0.03)	(0.08)	0.00	(0.01)

Total distributions	(0.05)	(0.03)	(0.08)	0.00	(0.01)

Net Asset Value, End of Period	$26.74	$22.57	$21.70	$20.37	$18.72

Total Return (%)	18.7	4.1	7.0	8.8	35.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.81	0.80	0.80	0.82
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.76	0.76	0.76	0.80
Ratio of net investment income to average net assets (%)	0.37	0.24	0.15	0.39	0.00
Portfolio turnover rate (%)	99	104	76	190	167
Net assets, end of period (000)	$390,686	$401,398	$468,532	$510,771	$539,840

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.19		$21.36	$20.04	$18.46	$13.65

Income From Investment Operations
Net investment income (loss)	0.03	(a)	0.00	(0.03)	0.07	0.00
Net realized and unrealized gain on investments	4.06		0.83	1.38	1.51	4.81

Total from investment operations	4.09		0.83	1.35	1.58	4.81

Less Distributions
Distributions from net investment income	0.00		0.00	(0.03)	0.00	0.00

Total distributions	0.00		0.00	(0.03)	0.00	0.00

Net Asset Value, End of Period	$26.28		$22.19	$21.36	$20.04	$18.46

Total Return (%)	18.4		3.9	6.8	8.6	35.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.04		1.06	1.05	1.05	1.07
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.01		1.01	1.01	1.01	1.05
Ratio of net investment income (loss) to average net assets (%)	0.12		0.00	(0.10)	0.59	(0.04)
Portfolio turnover rate (%)	99		104	76	190	167
Net assets, end of period (000)	$71,838		$43,334	$36,798	$28,818	$89

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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BlackRock Legacy Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.37	$21.51	$20.19	$18.59	$13.78

Income From Investment Operations
Net investment income (loss)	0.05 (a)	0.02	0.00	0.06	(0.02)
Net realized and unrealized gain on investments	4.10	0.84	1.38	1.54	4.83

Total from investment operations	4.15	0.86	1.38	1.60	4.81

Less Distributions
Distributions from net investment income	(0.02)	0.00	(0.06)	0.00	0.00

Total distributions	(0.02)	0.00	(0.06)	0.00	0.00

Net Asset Value, End of Period	$26.50	$22.37	$21.51	$20.19	$18.59

Total Return (%)	18.5	4.0	6.9	8.6	34.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.96	0.95	0.95	0.97
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.91	0.91	0.91	0.95
Ratio of net investment income (loss) to average net assets (%)	0.22	0.09	0.00	0.29	(0.14)
Portfolio turnover rate (%)	99	104	76	190	167
Net assets, end of period (000)	$50,049	$43,653	$45,163	$47,251	$37,288

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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Davis Venture Value Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.12	$30.91	$28.23	$25.27	$19.39

Income From Investment Operations
Net investment income	0.46 (a)	0.32 (a)	0.25	0.15	0.21
Net realized and unrealized gain on investments	1.15	4.16	2.63	2.96	5.75

Total from investment operations	1.61	4.48	2.88	3.11	5.96

Less Distributions
Distributions from net investment income	(0.29)	(0.27)	(0.20)	(0.15)	(0.08)

Total distributions	(0.29)	(0.27)	(0.20)	(0.15)	(0.08)

Net Asset Value, End of Period	$36.44	$35.12	$30.91	$28.23	$25.27

Total Return (%)	4.6	14.6	10.3	12.4	30.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.76	0.76	0.78	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.73	0.76	0.76	0.77	0.79
Ratio of net investment income to average net assets (%)	1.25	0.99	1.05	0.97	0.95
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$3,183,429	$2,410,877	$1,759,491	$1,413,953	$844,547

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$34.89	$30.71	$28.07	$25.18	$19.33

Income From Investment Operations
Net investment income	0.36 (a)	0.24 (a)	0.17	0.14	0.07
Net realized and unrealized gain on investments	1.16	4.14	2.62	2.86	5.85

Total from investment operations	1.52	4.38	2.79	3.00	5.92

Less Distributions
Distributions from net investment income	(0.21)	(0.20)	(0.15)	(0.11)	(0.07)

Total distributions	(0.21)	(0.20)	(0.15)	(0.11)	(0.07)

Net Asset Value, End of Period	$36.20	$34.89	$30.71	$28.07	$25.18

Total Return (%)	4.3	14.3	10.0	12.0	30.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	1.01	1.02	1.03	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.98	1.01	1.01	1.02	1.04
Ratio of net investment income to average net assets (%)	1.00	0.74	0.77	0.92	0.73
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$491,271	$388,739	$202,221	$56,301	$547

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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Davis Venture Value Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$34.94	$30.76	$28.09	$25.18	$19.33

Income From Investment Operations
Net investment income	0.40 (a)	0.27 (a)	0.27	0.23	0.14
Net realized and unrealized gain on investments	1.15	4.14	2.56	2.82	5.78

Total from investment operations	1.55	4.41	2.83	3.05	5.92

Less Distributions
Distributions from net investment income	(0.24)	(0.23)	(0.16)	(0.14)	(0.07)

Total distributions	(0.24)	(0.23)	(0.16)	(0.14)	(0.07)

Net Asset Value, End of Period	$36.25	$34.94	$30.76	$28.09	$25.18

Total Return (%)	4.4	14.4	10.1	12.1	30.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.91	0.91	0.93	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.88	0.91	0.91	0.92	0.94
Ratio of net investment income to average net assets (%)	1.11	0.84	0.88	0.85	0.81
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$1,199,566	$1,297,477	$1,179,405	$1,189,119	$754,011

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.26	$33.20	$32.27	$29.45	$23.41

Income From Investment Operations
Net investment income	0.63 (a)	0.58	0.55	0.54	0.38
Net realized and unrealized gain on investments	1.26	4.37	0.90	2.54	6.11

Total from investment operations	1.89	4.95	1.45	3.08	6.49

Less Distributions
Distributions from net investment income	(0.39)	(0.70)	(0.52)	(0.26)	(0.45)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.15)	(1.89)	(0.52)	(0.26)	(0.45)

Net Asset Value, End of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Total Return (%)	5.2	15.5	4.6	10.5	28.2
Ratio of operating expenses to average net assets (%)	0.28	0.30	0.29	0.30	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.31	0.29	N/A	N/A
Ratio of net investment income to average net assets (%)	1.69	1.63	1.59	1.73	1.48
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$4,733,145	$4,125,102	$3,942,484	$4,139,893	$3,931,839

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.38	$32.41	$31.52	$28.80	$22.92

Income From Investment Operations
Net investment income	0.52 (a)	0.47	0.39	0.41	0.34
Net realized and unrealized gain on investments	1.24	4.28	0.95	2.53	5.95

Total from investment operations	1.76	4.75	1.34	2.94	6.29

Less Distributions
Distributions from net investment income	(0.31)	(0.59)	(0.45)	(0.22)	(0.41)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.07)	(1.78)	(0.45)	(0.22)	(0.41)

Net Asset Value, End of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Total Return (%)	5.0	15.2	4.4	10.3	27.9
Ratio of operating expenses to average net assets (%)	0.53	0.55	0.54	0.55	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.56	0.54	N/A	N/A
Ratio of net investment income to average net assets (%)	1.43	1.38	1.36	1.59	1.24
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$1,092,993	$991,777	$765,425	$508,908	$251,793

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

81

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.09	$33.04	$32.11	$29.33	$23.34

Income From Investment Operations
Net investment income	0.57 (a)	0.52	0.47	0.47	0.40
Net realized and unrealized gain on investments	1.25	4.35	0.93	2.56	6.02

Total from investment operations	1.82	4.87	1.40	3.03	6.42

Less Distributions
Distributions from net investment income	(0.34)	(0.63)	(0.47)	(0.25)	(0.43)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.10)	(1.82)	(0.47)	(0.25)	(0.43)

Net Asset Value, End of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Total Return (%)	5.1	15.3	4.5	10.4	28.0
Ratio of operating expenses to average net assets (%)	0.43	0.45	0.44	0.45	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.46	0.44	N/A	N/A
Ratio of net investment income to average net assets (%)	1.53	1.48	1.44	1.67	1.34
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$280,076	$291,417	$287,568	$293,266	$142,284

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

82

MFS® Value Portfolio*

	Class A
	Year ended December 31,
	2007		2006	2005	2004(a)	2003(a)
Net Asset Value, Beginning of Period	$14.24		$12.44	$12.32	$10.83	$8.80

Income from Investment Operations
Net investment income	0.21	(b)	0.20 (b)	0.17 (b)	0.14	0.13
Net realized and unrealized gain on investments	0.87		2.45	0.63	1.59	2.04

Total from investment operations	1.08		2.65	0.80	1.73	2.17

Less Distributions
Distributions from net investment income	(0.00	)(c)	(0.18)	(0.15)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.28)		(0.67)	(0.53)	(0.10)	(0.00)

Total distributions	(0.28)		(0.85)	(0.68)	(0.24)	(0.14)

Net Asset Value, End of Period	$15.04		$14.24	$12.44	$12.32	$10.83

Total Return (%)	7.6		21.3	6.4	16.0	24.6
Ratio of operating expenses to average net assets (%)	0.87		1.00	0.99	1.00	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)(d)	0.88		1.02	1.00	1.14	1.08
Ratio of net investment income to average net assets (%)	1.42		1.46	1.36	1.30	1.44
Portfolio turnover rate (%)	25		39	23	47	57
Net assets, end of period (000)	$142,819		$108,116	$78,658	$47,252	$40,128

*	On April 28, 2008, the MFS Value Portfolio acquired the net assets of the MIST MFS Value Predecessor. The MFS Value Portfolio was the legal survivor and the MIST MFS Value Predecessor was the accounting and performance survivor in this transaction. The above financial highlights are those of the MIST MFS Value Predecessor.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amounts are based on average shares outstanding during the period.
(c)	Distributions during the period were less than $0.01.
(d)	See Note 3 in the Notes to the MIST MFS Value Predecessor’s Financial Statements included in the Met Investors Series Trust’s annual report for the period ended December 31, 2007.

83

BlackRock Aggressive Growth Portfolio

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.96		$22.45	$20.28	$17.95	$12.75

Income From Investment Operations
Net investment loss	(0.06	)(a)	(0.07)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain on investments	4.99		1.58	2.24	2.40	5.26

Total from investment operations	4.93		1.51	2.17	2.33	5.20

Net Asset Value, End of Period	$28.89		$23.96	$22.45	$20.28	$17.95

Total Return (%)	20.6		6.7	10.7	13.0	40.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.76		0.79	0.79	0.79	0.81
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.74		0.77	0.77	0.78	0.79
Ratio of net investment loss to average net assets (%)	(0.24)		(0.29)	(0.33)	(0.38)	(0.38)
Portfolio turnover rate (%)	49		91	71	95	98
Net assets, end of period (000)	$937,655		$880,965	$938,550	$954,736	$926,897

	Class B
	Year ended December 31,
	2007		2006	2005	2004(c)
Net Asset Value, Beginning of Period	$22.88		$21.49	$19.46	$18.12

Income From Investment Operations
Net investment loss	(0.12	)(a)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain on investments	4.75		1.48	2.11	1.37

Total from investment operations	4.63		1.39	2.03	1.34

Net Asset Value, End of Period	$27.51		$22.88	$21.49	$19.46

Total Return (%)	20.2		6.5	10.4	7.4	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01		1.04	1.04	1.04	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.99		1.02	1.01	1.03	(e)
Ratio of net investment loss to average net assets (%)	(0.48)		(0.53)	(0.56)	(0.56	)(e)
Portfolio turnover rate (%)	49		91	71	95
Net assets, end of period (000)	$45,243		$21,634	$11,761	$4,165

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

84

BlackRock Aggressive Growth Portfolio

	Class D
	Year ended December 31,
	2007		2006(c)
Net Asset Value, Beginning of Period	$23.80		$24.12

Income From Investment Operations
Net investment loss	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) of investments	4.95		(0.26)

Total from investment operations	4.86		(0.32)

Net Asset Value, End of Period	$28.66		$23.80

Total Return (%)	20.4		(1.3	)(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.86		0.89	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.84		0.87	(e)
Ratio of net investment loss to average net assets (%)	(0.34)		(0.36	)(e)
Portfolio turnover rate (%)	49		91
Net assets, end of period (000)	$268,928		$270,158

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.79		$22.33	$20.20	$17.90	$12.74

Income From Investment Operations
Net investment loss	(0.10	)(a)	(0.12)	(0.11)	(0.09)	(0.04)
Net realized and unrealized gain on investments	4.95		1.58	2.24	2.39	5.20

Total from investment operations	4.85		1.46	2.13	2.30	5.16

Net Asset Value, End of Period	$28.64		$23.79	$22.33	$20.20	$17.90

Total Return (%)	20.4		6.5	10.5	12.8	40.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.91		0.94	0.94	0.94	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89		0.92	0.92	0.93	0.94
Ratio of net investment loss to average net assets (%)	(0.39)		(0.44)	(0.48)	(0.52)	(0.52)
Portfolio turnover rate (%)	49		91	71	95	98
Net assets, end of period (000)	$20,171		$16,305	$17,653	$17,893	$11,286

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

85

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.61	$16.33	$16.11	$15.13	$13.07

Income From Investment Operations
Net investment income	0.41 (a)	0.46	0.39	0.32	0.30
Net realized and unrealized gain on investments	0.62	1.23	0.09	0.95	2.30

Total from investment operations	1.03	1.69	0.48	1.27	2.60

Less Distributions
Distributions from net investment income	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Total distributions	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Net Asset Value, End of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Total Return (%)	5.9	10.5	3.1	8.5	20.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	0.52	0.50	0.50	0.51
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.51	0.49	0.49	0.50
Ratio of net investment income to average net assets (%)	2.32	2.46	2.22	1.99	2.00
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$1,688,044	$1,622,051	$1,705,344	$1,875,196	$1,922,067

	Class B
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain on investments	0.61	1.30	0.19	0.95

Total from investment operations	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.42)	(0.37)	(0.22)	0.00

Total distributions	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$18.08	$17.52	$16.25	$16.03

Total Return (%)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	372	265	443	232
Net assets, end of period (000)	$75,109	$57,973	$40,749	$20,413

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

86

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.57	$16.30	$16.07	$15.11	$13.06

Income From Investment Operations
Net investment income	0.39 (a)	0.40	0.33	0.29	0.41
Net realized and unrealized gain on investments	0.61	1.25	0.13	0.94	2.17

Total from investment operations	1.00	1.65	0.46	1.23	2.58

Less Distributions
Distributions from net investment income	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Total distributions	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Net Asset Value, End of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Total Return (%)	5.7	10.3	3.0	8.3	20.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.67	0.65	0.65	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.66	0.64	0.64	0.65
Ratio of net investment income to average net assets (%)	2.16	2.31	2.07	1.88	1.80
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$71,831	$76,124	$80,444	$85,223	$52,609

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

87

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$108.62	$110.48	$113.72	$115.62	$112.74

Income From Investment Operations
Net investment income	5.36 (a)	4.55	4.69	4.44	4.55
Net realized and unrealized gain (loss) of investments	1.31	0.01	(2.06)	0.41	1.93

Total from investment operations	6.67	4.56	2.63	4.85	6.48

Less Distributions
Distributions from net investment income	(3.58)	(6.31)	(4.55)	(4.76)	(3.60)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.58)	(6.42)	(5.87)	(6.75)	(3.60)

Net Asset Value, End of Period	$111.71	$108.62	$110.48	$113.72	$115.62

Total Return (%)	6.3	4.4	2.4	4.4	5.9
Ratio of operating expenses to average net assets (%)	0.43	0.46	0.47	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.43	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.95	4.28	3.96	3.57	3.69
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$983,686	$962,770	$763,205	$814,560	$881,513

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.36	$109.20	$112.47	$114.51	$111.84

Income From Investment Operations
Net investment income	5.03 (a)	4.54	4.06	3.78	3.57
Net realized and unrealized gain (loss) of investments	1.30	(0.32)	(1.72)	0.73	2.58

Total from investment operations	6.33	4.22	2.34	4.51	6.15

Less Distributions
Distributions from net investment income	(3.30)	(5.95)	(4.29)	(4.56)	(3.48)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.30)	(6.06)	(5.61)	(6.55)	(3.48)

Net Asset Value, End of Period	$110.39	$107.36	$109.20	$112.47	$114.51

Total Return (%)	6.0	4.1	2.2	4.2	5.6
Ratio of operating expenses to average net assets (%)	0.68	0.71	0.72	0.71	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.68	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.04	3.73	3.35	3.40
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$315,737	$292,377	$235,057	$143,107	$91,135

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

88

BlackRock Bond Income Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.89	$109.73	$112.97	$114.98	$112.26

Income From Investment Operations
Net investment income	5.16 (a)	7.07	4.34	3.52	3.19
Net realized and unrealized gain (loss) of investments	1.31	(2.71)	(1.89)	1.12	3.09

Total from investment operations	6.47	4.36	2.45	4.64	6.28

Less Distributions
Distributions from net investment income	(3.39)	(6.09)	(4.37)	(4.66)	(3.56)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.39)	(6.20)	(5.69)	(6.65)	(3.56)

Net Asset Value, End of Period	$110.97	$107.89	$109.73	$112.97	$114.98

Total Return (%)	6.1	4.3	2.3	4.3	5.7
Ratio of operating expenses to average net assets (%)	0.58	0.61	0.62	0.61	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.79	4.16	3.81	3.44	3.48
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$306,040	$308,901	$64,396	$65,275	$45,534

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

89

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.95	4.70	2.85	0.98	0.80

Total from investment operations	4.95	4.70	2.85	0.98	0.80

Less Distributions
Distributions from net investment income	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Total distributions	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	5.1	4.8	2.9	1.0	0.8
Ratio of operating expenses to average net assets (%)	0.40	0.38	0.41	0.42	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.40	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.97	4.79	2.83	0.97	0.78
Net assets, end of period (000)	$1,128,411	$875,428	$429,019	$469,674	$610,419

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.70	4.45	2.60	0.73	0.55

Total from investment operations	4.70	4.45	2.60	0.73	0.55

Less Distributions
Distributions from net investment income	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Total distributions	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.8	4.5	2.6	0.7	0.6
Ratio of operating expenses to average net assets (%)	0.65	0.63	0.66	0.67	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.65	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.71	4.50	2.84	0.74	0.65
Net assets, end of period (000)	$496,228	$394,260	$273,052	$78,809	$75,083

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

90

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.80	4.55	2.70	0.83	0.42

Total from investment operations	4.80	4.55	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Total distributions	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.9	4.7	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.55	0.53	0.56	0.57	0.55	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.55	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.81	4.57	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$11,199	$10,140	$8,569	$11,619	$6,858

(a)	Commencement of operations was April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

91

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2007 and, solely with respect to the MFS Value Portfolio, included in the annual report of the Met Investors Series Trust (Investment Company Act file number 811-10183) for the period ended December 31, 2007 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

92

METROPOLITAN SERIES FUND, INC.

Class A, Class B and Class E

U.S. EQUITY PORTFOLIOS

MFS® Value Portfolio (formerly, Harris Oakmark Large Cap Value Portfolio)

T. Rowe Price Large Cap Growth Portfolio

EQUITY AND FIXED-INCOME
PORTFOLIO

BlackRock Diversified Portfolio

FIXED-INCOME PORTFOLIO Lehman Brothers® Aggregate Bond Index Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three Sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

APRIL 28, 2008

Section I—Overview of Metropolitan Series Fund, Inc.	3
Section II—Information about each Portfolio	6
Section III—Other Information about the Fund	41
Financial Highlights	46

Information about each Portfolio
MFS Value Portfolio	8
T. Rowe Price Large Cap Growth Portfolio	14
BlackRock Diversified Portfolio	22
Lehman Brothers Aggregate Bond Index Portfolio	33

2

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 36 separate investment portfolios (the “Portfolios”), which offers Class A, Class B, Class D, Class E and Class F shares. Four of these Portfolios are offered through this prospectus, but may not be offered in all classes of shares. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

3

rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

4

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

5

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Lehman Brothers Aggregate Bond Index Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Certain Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

6

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the Insurance Company websites (including www.metlife.com/msf): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. Unless the subadviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

7

MFS® Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation and reasonable income.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization US companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies generally produce income and tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 35% of its assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Stock Selection

MFS uses a bottom-up approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

8

MFS® Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor and the TST MFS Value Predecessor, but not for the Portfolio.

During the period shown above, the highest quarterly return was 14.45% for the second quarter of 2003, and the lowest quarterly return was -15.28% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of Portfolio (7-20-98)
Class A	7.64%	14.97%	7.39%
Class B*	7.39%	14.73%	7.14%
Class E*	7.49%	14.83%	7.24%
Russell 1000 Value Index	-0.17%	14.63%	6.54%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

9

MFS® Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.72%		0.72%		0.72%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.77%		1.02%		0.92%
Fee Waiver(1)	(0.07%	)	(0.07%	)	(0.07%	)

Net Operating Expenses(1)	0.70%		0.95%		0.85%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$72	$239	$421	$948
Class B	$97	$318	$556	$1,241
Class E	$87	$286	$502	$1,125

10

MFS® Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

11

MFS® Value Portfolio

maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2007, MFS had approximately $197.6 billion in assets under management.

The Portfolio has been co-managed by Nevin P. Chitkara and Steven R. Gorham since January 7, 2008. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the MFS investment management area since 1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the MFS investment management area since 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

12

MFS® Value Portfolio

MetLife Advisers contractually agreed, for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee as follows: 0.10% on the first $250 million of the combined average net assets of the Portfolio and the MFS Value Portfolio of the Met Investors Series Trust (the “Combined Assets”), 0.05% on the next $1 billion of Combined Assets, 0.10% on the next $250 million of Combined Assets, 0.20% on the next $1 billion of Combined Assets, 0.175% on the next $2.5 billion of Combined Assets, and 0.15% on Combined Assets over $5 billion. MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio and the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

13

T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price’s classifications). You will receive 60 days’ prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 22, 2007, this included companies with capitalizations of approximately $2.5 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio’s objective.

Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

14

T. Rowe Price Large Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

15

T. Rowe Price Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -15.22% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	9.39%	13.68%	6.37%	11-9-98
Class B	9.15%	13.45%	12.15%	7-30-02
Class E	9.26%	13.50%	4.77%	5-1-01
S&P 500 Index	5.49%	12.83%	4.45%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

16

T. Rowe Price Large Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)(2)	0.67%	0.92%	0.82%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.635% for the first $50 million of the Portfolio’s average daily net assets. In addition, effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. This voluntary waiver may be terminated by MetLife Advisers at any time. If this voluntary waiver were reflected in the table, the Management Fee for each Class would be 0.58%, and Total Annual Operating Expenses would be 0.65% for Class A shares, 0.90% for Class B shares and 0.80% for Class E shares. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about these waivers.
(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.66% for Class A shares, 0.91% for Class B shares and 0.81% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$68	$214	$373	$835
Class B	$94	$293	$509	$1.131
Class E	$84	$262	$455	$1,014

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T. Rowe Price Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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T. Rowe Price Large Cap Growth Portfolio

risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same

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T. Rowe Price Large Cap Growth Portfolio

general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over ten million retail and institutional accounts. As of December 31, 2007, T. Rowe Price and its affiliates had assets under management of approximately $400 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

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T. Rowe Price Large Cap Growth Portfolio

The Portfolio is managed by an Investment Advisory Committee. P. Robert Bartolo, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since he became Chairman in October 2007 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $50 million of the Portfolio’s average daily net assets and 0.60% for amounts over $50 million. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.635% for the first $50 million of the Portfolio’s average daily net assets. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. In addition, effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about these fee waivers. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

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BlackRock Diversified Portfolio

United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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BlackRock Diversified Portfolio

attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2007, the duration of this index was 4.4 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.90%	9.55%	5.28%	—	—
Class B	5.62%	N/A	N/A	6.98%	4-26-04
Class E	5.71%	9.38%	N/A	3.91%	5-1-01
Russell 1000 Index	5.77%	13.43%	6.20%	—	—
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

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BlackRock Diversified Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.50%	0.75%	0.65%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$51	$160	$280	$628
Class B	$77	$240	$417	$930
Class E	$66	$208	$362	$810

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BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Diversified Portfolio

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Diversified Portfolio

or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit

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BlackRock Diversified Portfolio

card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment

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BlackRock Diversified Portfolio

of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency,

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BlackRock Diversified Portfolio

corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the investment strategy and the day-to-day management of the equity portion of the Portfolio. He has been the portfolio manager for the equity portion of the Portfolio since October 2006. Mr. Doll has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive and Management Committees since October 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. from 2001 to 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the “Index”) is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities ERISA-Eligible Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

33

Lehman Brothers Aggregate Bond Index Portfolio

the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Lehman Brothers Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	6.87%	4.15%	5.38%	11-9-98
Class B	6.66%	3.90%	5.06%	1-2-01
Class E	6.71%	3.99%	5.21%	5-1-01
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.81%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

35

Lehman Brothers Aggregate Bond Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.30%		0.55%		0.45%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.29%		0.54%		0.44%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$30	$95	$168	$380
Class B	$55	$175	$306	$688
Class E	$45	$143	$251	$566

36

Lehman Brothers Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

37

Lehman Brothers Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

38

Lehman Brothers Aggregate Bond Index Portfolio

and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.244%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.244% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

Lehman Brothers Aggregate Bond Index Information

Lehman Brothers (the “index sponsor”) sponsors the Lehman Brothers Aggregate Bond Index. The index sponsor has no

39

responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The Lehman Brothers Aggregate Bond Index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life and the Fund. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

40

Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

41

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

42

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

43

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by each Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have

44

no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolios. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts, variable life contracts and Qualified Plans are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information regarding their own tax situations including the possible applicability of foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury Regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a Portfolio’s shares. Please see the SAI for more information.

Since the shareholders of the Portfolios will be Separate Accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences of purchasing and owning the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract. Please see the SAI for more information on taxes.

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

45

Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2007) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to MFS Value Portfolio for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund (with the exception of the MFS Value Portfolio), along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2007, which is available upon request. D&T’s report with respect to the MFS Value Portfolio’s predecessor fund, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”), along with such Portfolio’s financial statements, including any notes thereto, are included in the annual report of the Met Investors Series Trust for the period ended December 31, 2007. The information in the following tables for MFS Value Portfolio for periods prior to 2005 is derived from the financial statements of a predecessor to the MIST MFS Value Predecessor, the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”). The information for the TST MFS Value Predecessor was audited by KPMG LLP, whose report for such fund, dated February 18, 2005, expresses an unqualified opinion.

46

MFS® Value Portfolio*

	Class A
	Year ended December 31,
	2007		2006	2005	2004(a)	2003(a)
Net Asset Value, Beginning of Period	$14.24		$12.44	$12.32	$10.83	$8.80

Income from Investment Operations
Net investment income	0.21	(b)	0.20 (b)	0.17 (b)	0.14	0.13
Net realized and unrealized gain on investments	0.87		2.45	0.63	1.59	2.04

Total from investment operations	1.08		2.65	0.80	1.73	2.17

Less Distributions
Distributions from net investment income	(0.00	)(c)	(0.18)	(0.15)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.28)		(0.67)	(0.53)	(0.10)	(0.00)

Total distributions	(0.28)		(0.85)	(0.68)	(0.24)	(0.14)

Net Asset Value, End of Period	$15.04		$14.24	$12.44	$12.32	$10.83

Total Return (%)	7.6		21.3	6.4	16.0	24.6
Ratio of operating expenses to average net assets (%)	0.87		1.00	0.99	1.00	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.88		1.02	1.00	1.14	1.08
Ratio of net investment income to average net assets (%)	1.42		1.46	1.36	1.30	1.44
Portfolio turnover rate (%)	25		39	23	47	57
Net assets, end of period (000)	$142,819		$108,116	$78,658	$47,252	$40,128

*	On April 28, 2008, the MFS Value Portfolio acquired the net assets of the MIST MFS Value Predecessor. The MFS Value Portfolio was the legal survivor and the MIST MFS Value Predecessor was the accounting and performance survivor in this transaction. The above financial highlights are those of the MIST MFS Value Predecessor.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amounts are based on average shares outstanding during the period.
(c)	Distributions during the period were less than $0.01.
(d)	See Note 3 in the Notes to the MIST MFS Value Predecessor’s Financial Statements included in the Met Investors Series Trust’s annual report for the period ended December 31, 2007.

47

T. Rowe Price Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.27	$13.53	$12.77	$11.64	$8.91

Income From Investment Operations
Net investment income	0.10 (a)	0.09 (a)	0.05	0.08	0.03
Net realized and unrealized gain on investments	1.32	1.70	0.78	1.07	2.71

Total from investment operations	1.42	1.79	0.83	1.15	2.74

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.07)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.21)	(0.05)	(0.07)	(0.02)	(0.01)

Net Asset Value, End of Period	$16.48	$15.27	$13.53	$12.77	$11.64

Total Return (%)	9.4	13.2	6.6	9.9	30.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.66	0.68	0.71	0.74	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.65	0.68	0.70	0.73	0.77
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.67	0.70	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.64	0.65	0.44	0.68	0.28
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$552,460	$354,798	$235,513	$198,913	$172,315

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.19	$13.47	$12.72	$11.60	$8.88

Income From Investment Operations
Net investment income	0.06 (a)	0.05 (a)	0.01	0.05	0.01
Net realized and unrealized gain on investments	1.32	1.68	0.79	1.08	2.72

Total from investment operations	1.38	1.73	0.80	1.13	2.73

Less Distributions
Distributions from net investment income	(0.03)	(0.01)	(0.05)	(0.01)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.17)	(0.01)	(0.05)	(0.01)	(0.01)

Net Asset Value, End of Period	$16.40	$15.19	$13.47	$12.72	$11.60

Total Return (%)	9.2	12.9	6.3	9.7	30.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.93	0.96	0.99	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90	0.93	0.95	0.98	1.02
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.92	0.95	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.39	0.34	0.20	0.93	0.06
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$292,019	$298,582	$106,181	$48,955	$325

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

48

T. Rowe Price Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.21	$13.49	$12.73	$11.61	$8.90

Income From Investment Operations
Net investment income	0.08 (a)	0.07 (a)	0.04	0.06	0.01
Net realized and unrealized gain on investments	1.32	1.68	0.77	1.08	2.71

Total from investment operations	1.40	1.75	0.81	1.14	2.72

Less Distributions
Distributions from net investment income	(0.05)	(0.03)	(0.05)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.19)	(0.03)	(0.05)	(0.02)	(0.01)

Net Asset Value, End of Period	$16.42	$15.21	$13.49	$12.73	$11.61

Total Return (%)	9.3	13.0	6.4	9.8	30.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.83	0.86	0.89	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.80	0.83	0.85	0.88	0.92
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.82	0.85	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.50	0.51	0.29	0.56	0.14
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$32,149	$30,325	$28,968	$27,341	$16,646

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

49

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.61	$16.33	$16.11	$15.13	$13.07

Income From Investment Operations
Net investment income	0.41 (a)	0.46	0.39	0.32	0.30
Net realized and unrealized gain on investments	0.62	1.23	0.09	0.95	2.30

Total from investment operations	1.03	1.69	0.48	1.27	2.60

Less Distributions
Distributions from net investment income	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Total distributions	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Net Asset Value, End of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Total Return (%)	5.9	10.5	3.1	8.5	20.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	0.52	0.50	0.50	0.51
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.51	0.49	0.49	0.50
Ratio of net investment income to average net assets (%)	2.32	2.46	2.22	1.99	2.00
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$1,688,044	$1,622,051	$1,705,344	$1,875,196	$1,922,067

	Class B
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain on investments	0.61	1.30	0.19	0.95

Total from investment operations	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.42)	(0.37)	(0.22)	0.00

Total distributions	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$18.08	$17.52	$16.25	$16.03

Total Return (%)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	372	265	443	232
Net assets, end of period (000)	$75,109	$57,973	$40,749	$20,413

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

50

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.57	$16.30	$16.07	$15.11	$13.06

Income From Investment Operations
Net investment income	0.39 (a)	0.40	0.33	0.29	0.41
Net realized and unrealized gain on investments	0.61	1.25	0.13	0.94	2.17

Total from investment operations	1.00	1.65	0.46	1.23	2.58

Less Distributions
Distributions from net investment income	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Total distributions	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Net Asset Value, End of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Total Return (%)	5.7	10.3	3.0	8.3	20.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.67	0.65	0.65	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.66	0.64	0.64	0.65
Ratio of net investment income to average net assets (%)	2.16	2.31	2.07	1.88	1.80
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$71,831	$76,124	$80,444	$85,223	$52,609

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

51

Lehman Brothers Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.76	$10.81	$11.02	$10.93	$11.17

Income From Investment Operations
Net investment income	0.52 (a)	0.49 (a)	0.49	0.46	0.45
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.27)	(0.02)	(0.06)

Total from investment operations	0.72	0.42	0.22	0.44	0.39

Less Distributions
Distributions from net investment income	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Total distributions	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Net Asset Value, End of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Total Return (%)	6.9	4.1	2.1	4.1	3.6
Ratio of operating expenses to average net assets (%)	0.29	0.31	0.31	0.32	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.30	0.32	0.31	N/A	N/A
Ratio of net investment income to average net assets (%)	4.86	4.64	4.30	4.42	4.44
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$678,193	$511,541	$524,878	$550,456	$500,629

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.60	$10.66	$10.87	$10.79	$11.04

Income From Investment Operations
Net investment income	0.48 (a)	0.46 (a)	0.36	0.36	0.40
Net realized and unrealized gain (loss) of investments	0.20	(0.08)	(0.16)	0.04	(0.04)

Total from investment operations	0.68	0.38	0.20	0.40	0.36

Less Distributions
Distributions from net investment income	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Total distributions	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Net Asset Value, End of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Total Return (%)	6.7	3.8	1.9	3.8	3.4
Ratio of operating expenses to average net assets (%)	0.54	0.56	0.56	0.57	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.55	0.57	0.56	N/A	N/A
Ratio of net investment income to average net assets (%)	4.60	4.40	4.06	4.16	4.20
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$568,790	$469,212	$354,652	$170,958	$73,938

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

52

Lehman Brothers Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.71	$10.77	$10.97	$10.89	$11.14

Income From Investment Operations
Net investment income	0.50 (a)	0.47 (a)	0.46	0.44	0.52
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.25)	(0.02)	(0.15)

Total from investment operations	0.70	0.40	0.21	0.42	0.37

Less Distributions
Distributions from net investment income	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Total distributions	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Net Asset Value, End of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Total Return (%)	6.7	3.9	2.0	3.9	3.5
Ratio of operating expenses to average net assets (%)	0.44	0.46	0.46	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.45	0.47	0.46	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.49	4.15	4.26	4.29
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$172,925	$176,149	$190,840	$200,270	$115,749

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

53

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2007 and, solely with respect to the MFS Value Portfolio, included in the annual report of the Met Investors Series Trust (Investment Company Act file number 811-10183) for the period ended December 31, 2007 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B and Class E

U.S. EQUITY PORTFOLIOS

BlackRock Large Cap Value Portfolio

MetLife Stock Index Portfolio

MetLife Mid Cap Stock Index Portfolio

Russell 2000® Index Portfolio

INTERNATIONAL EQUITY PORTFOLIO

Morgan Stanley EAFE® Index Portfolio

EQUITY AND FIXED-INCOME
PORTFOLIO

BlackRock Diversified Portfolio

FIXED-INCOME PORTFOLIO Lehman Brothers® Aggregate Bond Index Portfolio MONEY MARKET PORTFOLIO BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three Sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

APRIL 28, 2008

2

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 36 separate investment portfolios (the “Portfolios”), which offers Class A, Class B, Class D, Class E and Class F shares. Eight of these Portfolios are offered through this prospectus, but may not be offered in all classes of shares. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

3

rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

4

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

5

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Certain Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

6

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the Insurance Company websites (including www.metlife.com/msf): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. Unless the subadviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

7

BlackRock Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization companies, which may include common and preferred stocks. You will receive 60 days’ prior notice if this 80% minimum is going to change. BlackRock considers large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index, which is composed of value stocks in the Russell 1000 Index. As of June 22, 2007, the Russell 1000 Index included companies with capitalizations of approximately $2.5 billion and above. BlackRock will continue to consider stock of a company to be stock of a large capitalization company, and may continue to hold the stock, even if the company has moved outside the capitalization range of the Russell 1000 Value Index. In the future, BlackRock may define large capitalization companies using a different index or classification system. The Portfolio may invest up to 20% of its assets in smaller capitalization stocks. The Portfolio may also invest in foreign securities.

Stock Selection

The Portfolio emphasizes value-oriented investments and invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the subadviser believes are trading at below normal valuations. BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined—if BlackRock believes that a company is overvalued, the company will not be considered as an investment. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio’s benchmark, BlackRock reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

8

BlackRock Large Cap Value Portfolio

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio;

•	allocation among the economic sectors of the Portfolio as compared to its benchmark index; and

•	weighted individual stocks within the applicable index.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

9

BlackRock Large Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 21.55% for the second quarter of 2003, and the lowest quarterly return was -5.79% for the first quarter of 2003. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	3.39%	15.01%	8.77%	5-1-02
Class B	3.13%	14.73%	12.67%	7-30-02
Class E	3.27%	14.83%	8.61%	5-1-02
Russell 1000 Value Index	-0.17%	14.63%	9.39%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

10

BlackRock Large Cap Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.74%	0.99%	0.89%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$76	$237	$411	$918
Class B	$101	$315	$547	$1,213
Class E	$91	$284	$493	$1,096

11

BlackRock Large Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

12

BlackRock Large Cap Value Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

13

BlackRock Large Cap Value Portfolio

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the Portfolio’s investment strategy and the day-to-day management of its portfolio. He has been the Portfolio’s portfolio manager since October 2006. Mr. Doll has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive and Management Committees since October 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. from 2001 to 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio’s average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.

14

BlackRock Large Cap Value Portfolio

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

15

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2007, the market capitalizations of companies in the S&P 500 Index ranged from $0.7 billion to $511.9 billion; however, 95% of the companies in the index had market capitalizations above $2.2 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2007 was $12.0 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

16

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

17

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.23%	12.50%	5.62%	—	—
Class B	4.97%	12.22%	N/A	3.17%	1-2-01
Class E	5.06%	12.32%	N/A	3.61%	5-1-01
S&P 500 Index	5.49%	12.83%	5.91%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

18

MetLife Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554

19

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

20

MetLife Stock Index Portfolio

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

21

MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index (“S&P MidCap 400 Index”). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2007, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.3 billion to $12.4 billion; however, 95% of the companies in the index had market capitalizations above $0.8 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2007 was $2.4 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P MidCap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P MidCap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P MidCap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

22

MetLife Mid Cap Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	7.78%	15.85%	8.75%	7-5-00
Class B	7.52%	15.55%	8.79%	1-2-01
Class E	7.66%	15.68%	8.71%	5-1-01
S&P MidCap 400 Index	7.98%	16.19%	8.95%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

23

MetLife Mid Cap Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.33%		0.58%		0.48%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.32%		0.57%		0.47%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the

24

MetLife Mid Cap Stock Index Portfolio

market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

25

MetLife Mid Cap Stock Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

26

Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 22, 2007, the highest market capitalization of companies in the Russell 2000 Index was $2.5 billion. As of the same date, the median market capitalization of companies in the Russell 2000 Index was approximately $0.7 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Russell 2000 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least ..95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

27

Russell 2000 Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

28

Russell 2000 Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 23.01% for the second quarter of 2003, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	-1.58%	15.85%	8.34%	11-9-98
Class B	-1.84%	15.57%	8.09%	1-2-01
Class E	-1.66%	15.70%	7.71%	5-1-01
Russell 2000 Index	-1.57%	16.25%	8.70%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

29

Russell 2000 Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.33%		0.58%		0.48%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.32%		0.57%		0.47%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

30

Russell 2000 Index Portfolio

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

31

Russell 2000 Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

32

Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. As of December 31, 2007, the market capitalizations of companies in the MSCI EAFE Index ranged from $0.2 billion to $233.4 billion. As of the same date, the median market capitalization of companies in the MSCI EAFE Index was $4.4 billion. As of December 31, 2007, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the MSCI EAFE Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt

33

Morgan Stanley EAFE Index Portfolio

to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Morgan Stanley EAFE Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 18.93% for the second quarter of 2003, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	10.82%	21.04%	7.60%	11-9-98
Class B	10.52%	20.70%	7.58%	1-2-01
Class E	10.58%	20.82%	9.20%	5-1-01
MSCI EAFE Index	11.17%	21.59%	8.08%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

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Morgan Stanley EAFE Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.30%		0.30%		0.30%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.12%		0.12%		0.12%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.43%		0.68%		0.58%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.42%		0.67%		0.57%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725

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Morgan Stanley EAFE Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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Morgan Stanley EAFE Index Portfolio

conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

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Morgan Stanley EAFE Index Portfolio

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.293%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.293% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

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BlackRock Diversified Portfolio

United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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BlackRock Diversified Portfolio

attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2007, the duration of this index was 4.4 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.90%	9.55%	5.28%	—	—
Class B	5.62%	N/A	N/A	6.98%	4-26-04
Class E	5.71%	9.38%	N/A	3.91%	5-1-01
Russell 1000 Index	5.77%	13.43%	6.20%	—	—
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

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BlackRock Diversified Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.50%	0.75%	0.65%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$51	$160	$280	$628
Class B	$77	$240	$417	$930
Class E	$66	$208	$362	$810

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BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Diversified Portfolio

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Diversified Portfolio

or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit

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BlackRock Diversified Portfolio

card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment

48

BlackRock Diversified Portfolio

of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency,

49

BlackRock Diversified Portfolio

corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the investment strategy and the day-to-day management of the equity portion of the Portfolio. He has been the portfolio manager for the equity portion of the Portfolio since October 2006. Mr. Doll has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive and Management Committees since October 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. from 2001 to 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the “Index”) is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities ERISA-Eligible Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

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Lehman Brothers Aggregate Bond Index Portfolio

the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Lehman Brothers Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	6.87%	4.15%	5.38%	11-9-98
Class B	6.66%	3.90%	5.06%	1-2-01
Class E	6.71%	3.99%	5.21%	5-1-01
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.81%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

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Lehman Brothers Aggregate Bond Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.30%		0.55%		0.45%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.29%		0.54%		0.44%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$30	$95	$168	$380
Class B	$55	$175	$306	$688
Class E	$45	$143	$251	$566

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Lehman Brothers Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

55

Lehman Brothers Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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Lehman Brothers Aggregate Bond Index Portfolio

and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.244%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.244% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

58

BlackRock Money Market Portfolio

or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

59

BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.07%	2.90%	3.61%	—	—
Class B	4.80%	2.64%	N/A	2.45%	5-1-01
Class E	4.91%	N/A	N/A	2.87%	4-23-03
91-Day Treasury Bill Rate	5.00%	3.07%	3.77%	—	—

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BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.33%		0.33%		0.33%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%

Total Annual Portfolio Operating Expenses	0.40%		0.65%		0.55%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.39%		0.64%		0.54%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$40	$127	$223	$504
Class B	$65	$207	$361	$809
Class E	$55	$175	$306	$688

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BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

62

BlackRock Money Market Portfolio

payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.33% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

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Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

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Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolios. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts, variable life contracts and Qualified Plans are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information regarding their own tax situations including the possible applicability of foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury Regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a Portfolio’s shares. Please see the SAI for more information.

Since the shareholders of the Portfolios will be Separate Accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences of purchasing and owning the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract. Please see the SAI for more information on taxes.

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the

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investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index and the Standard & Poor’s MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, “S&P MidCap 400”, “Standard & Poor’s MidCap 400”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

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Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2007) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund, along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2007, which is available upon request.

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BlackRock Large Cap Value Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.81	$12.56	$12.11	$10.67	$7.95

Income From Investment Operations
Net investment income	0.15 (a)	0.20	0.19	0.15	0.11
Net realized and unrealized gain on investments	0.33	2.10	0.51	1.29	2.71

Total from investment operations	0.48	2.30	0.70	1.44	2.82

Less Distributions
Distributions from net investment income	(0.14)	(0.18)	(0.12)	0.00	(0.10)
Distributions from net realized capital gains	(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.68)	(1.05)	(0.25)	0.00	(0.10)

Net Asset Value, End of Period	$13.61	$13.81	$12.56	$12.11	$10.67

Total Return (%)	3.4	19.3	6.0	13.4	35.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.84	0.85	0.93	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.82	0.83	0.89	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	N/A	1.05
Ratio of net investment income to average net assets (%)	1.10	1.69	1.59	1.31	1.28
Portfolio turnover rate (%)	66	96	109	31	51
Net assets, end of period (000)	$370,865	$48,176	$38,850	$37,259	$33,113

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.75	$12.50	$12.07	$10.66	$7.95

Income From Investment Operations
Net investment income	0.11 (a)	0.14	0.13	0.08	0.04
Net realized and unrealized gain on investments	0.34	2.13	0.53	1.33	2.76

Total from investment operations	0.45	2.27	0.66	1.41	2.80

Less Distributions
Distributions from net investment income	(0.11)	(0.15)	(0.10)	0.00	(0.09)
Distributions from net realized capital gains	(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.65)	(1.02)	(0.23)	0.00	(0.09)

Net Asset Value, End of Period	$13.55	$13.75	$12.50	$12.07	$10.66

Total Return (%)	3.1	19.1	5.6	13.2	35.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	1.09	1.10	1.18	1.19
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	1.07	1.08	1.14	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	N/A	1.30
Ratio of net investment income to average net assets (%)	0.78	1.46	1.38	1.46	1.02
Portfolio turnover rate (%)	66	96	109	31	51
Net assets, end of period (000)	$164,376	$111,007	$36,725	$15,880	$61

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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BlackRock Large Cap Value Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.77	$12.52	$12.08	$10.66	$7.95

Income From Investment Operations
Net investment income	0.12 (a)	0.14	0.18	0.12	0.08
Net realized and unrealized gain on investments	0.35	2.14	0.49	1.30	2.72

Total from investment operations	0.47	2.28	0.67	1.42	2.80

Less Distributions
Distributions from net investment income	(0.12)	(0.16)	(0.10)	0.00	(0.09)
Distributions from net realized capital gains	(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.66)	(1.03)	(0.23)	0.00	(0.09)

Net Asset Value, End of Period	$13.58	$13.77	$12.52	$12.08	$10.66

Total Return (%)	3.3	19.2	5.7	13.3	35.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.99	1.00	1.08	1.09
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.97	0.98	1.04	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	N/A	1.20
Ratio of net investment income to average net assets (%)	0.87	1.55	1.44	1.21	1.14
Portfolio turnover rate (%)	66	96	109	31	51
Net assets, end of period (000)	$111,396	$109,920	$58,269	$59,449	$29,051

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.26	$33.20	$32.27	$29.45	$23.41

Income From Investment Operations
Net investment income	0.63 (a)	0.58	0.55	0.54	0.38
Net realized and unrealized gain on investments	1.26	4.37	0.90	2.54	6.11

Total from investment operations	1.89	4.95	1.45	3.08	6.49

Less Distributions
Distributions from net investment income	(0.39)	(0.70)	(0.52)	(0.26)	(0.45)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.15)	(1.89)	(0.52)	(0.26)	(0.45)

Net Asset Value, End of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Total Return (%)	5.2	15.5	4.6	10.5	28.2
Ratio of operating expenses to average net assets (%)	0.28	0.30	0.29	0.30	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.31	0.29	N/A	N/A
Ratio of net investment income to average net assets (%)	1.69	1.63	1.59	1.73	1.48
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$4,733,145	$4,125,102	$3,942,484	$4,139,893	$3,931,839

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.38	$32.41	$31.52	$28.80	$22.92

Income From Investment Operations
Net investment income	0.52 (a)	0.47	0.39	0.41	0.34
Net realized and unrealized gain on investments	1.24	4.28	0.95	2.53	5.95

Total from investment operations	1.76	4.75	1.34	2.94	6.29

Less Distributions
Distributions from net investment income	(0.31)	(0.59)	(0.45)	(0.22)	(0.41)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.07)	(1.78)	(0.45)	(0.22)	(0.41)

Net Asset Value, End of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Total Return (%)	5.0	15.2	4.4	10.3	27.9
Ratio of operating expenses to average net assets (%)	0.53	0.55	0.54	0.55	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.56	0.54	N/A	N/A
Ratio of net investment income to average net assets (%)	1.43	1.38	1.36	1.59	1.24
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$1,092,993	$991,777	$765,425	$508,908	$251,793

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

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MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.09	$33.04	$32.11	$29.33	$23.34

Income From Investment Operations
Net investment income	0.57 (a)	0.52	0.47	0.47	0.40
Net realized and unrealized gain on investments	1.25	4.35	0.93	2.56	6.02

Total from investment operations	1.82	4.87	1.40	3.03	6.42

Less Distributions
Distributions from net investment income	(0.34)	(0.63)	(0.47)	(0.25)	(0.43)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.10)	(1.82)	(0.47)	(0.25)	(0.43)

Net Asset Value, End of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Total Return (%)	5.1	15.3	4.5	10.4	28.0
Ratio of operating expenses to average net assets (%)	0.43	0.45	0.44	0.45	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.46	0.44	N/A	N/A
Ratio of net investment income to average net assets (%)	1.53	1.48	1.44	1.67	1.34
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$280,076	$291,417	$287,568	$293,266	$142,284

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

74

MetLife Mid Cap Stock Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.64	$14.43	$13.71	$11.90	$8.87

Income From Investment Operations
Net investment income	0.20 (a)	0.18	0.15	0.11	0.08
Net realized and unrealized gain on investments	0.95	1.27	1.40	1.79	3.00

Total from investment operations	1.15	1.45	1.55	1.90	3.08

Less Distributions
Distributions from net investment income	(0.12)	(0.19)	(0.10)	(0.06)	(0.05)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.76)	(1.24)	(0.83)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.03	$14.64	$14.43	$13.71	$11.90

Total Return (%)	7.8	10.1	12.3	16.0	35.0
Ratio of operating expenses to average net assets (%)	0.31	0.33	0.34	0.35	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.34	0.34	N/A	N/A
Ratio of net investment income to average net assets (%)	1.33	1.28	1.18	0.85	0.85
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$277,839	$261,588	$232,461	$197,642	$180,211

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.53	$14.32	$13.61	$11.83	$8.83

Income From Investment Operations
Net investment income	0.16 (a)	0.14	0.11	0.06	0.05
Net realized and unrealized gain on investments	0.94	1.26	1.40	1.79	2.99

Total from investment operations	1.10	1.40	1.51	1.85	3.04

Less Distributions
Distributions from net investment income	(0.08)	(0.14)	(0.07)	(0.04)	(0.04)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.72)	(1.19)	(0.80)	(0.07)	(0.04)

Net Asset Value, End of Period	$14.91	$14.53	$14.32	$13.61	$11.83

Total Return (%)	7.5	9.8	12.0	15.7	34.5
Ratio of operating expenses to average net assets (%)	0.56	0.58	0.59	0.60	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.59	0.59	N/A	N/A
Ratio of net investment income to average net assets (%)	1.07	1.03	0.94	0.61	0.61
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$192,044	$157,773	$111,361	$64,207	$31,858

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

75

MetLife Mid Cap Stock Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.57	$14.37	$13.65	$11.86	$8.85

Income From Investment Operations
Net investment income	0.18 (a)	0.17	0.14	0.08	0.06
Net realized and unrealized gain on investments	0.95	1.24	1.39	1.79	3.00

Total from investment operations	1.13	1.41	1.53	1.87	3.06

Less Distributions
Distributions from net investment income	(0.10)	(0.16)	(0.08)	(0.05)	(0.05)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.74)	(1.21)	(0.81)	(0.08)	(0.05)

Net Asset Value, End of Period	$14.96	$14.57	$14.37	$13.65	$11.86

Total Return (%)	7.7	9.9	12.2	15.9	34.8
Ratio of operating expenses to average net assets (%)	0.46	0.48	0.49	0.50	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.49	0.49	N/A	N/A
Ratio of net investment income to average net assets (%)	1.18	1.12	1.03	0.71	0.71
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$69,898	$70,162	$66,712	$62,530	$49,881

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

76

Russell 2000 Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.68	$13.92	$14.01	$11.95	$8.25

Income From Investment Operations
Net investment income	0.22 (a)	0.18 (a)	0.14	0.12	0.08
Net realized and unrealized gain (loss) of investments	(0.38)	2.30	0.40	2.00	3.69

Total from investment operations	(0.16)	2.48	0.54	2.12	3.77

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.11)	(0.06)	(0.07)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.35)	(0.72)	(0.63)	(0.06)	(0.07)

Net Asset Value, End of Period	$14.17	$15.68	$13.92	$14.01	$11.95

Total Return (%)	(1.6)	18.0	4.5	17.8	46.1
Ratio of operating expenses to average net assets (%)	0.31	0.35	0.35	0.37	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.36	0.36	N/A	N/A
Ratio of net investment income to average net assets (%)	1.47	1.21	1.10	0.97	0.89
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$610,844	$331,568	$266,467	$254,898	$216,744

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.44	$13.73	$13.82	$11.80	$8.16

Income From Investment Operations
Net investment income	0.18 (a)	0.14 (a)	0.10	0.08	0.05
Net realized and unrealized gain (loss) of investments	(0.38)	2.25	0.41	1.98	3.65

Total from investment operations	(0.20)	2.39	0.51	2.06	3.70

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.08)	(0.04)	(0.06)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.31)	(0.68)	(0.60)	(0.04)	(0.06)

Net Asset Value, End of Period	$13.93	$15.44	$13.73	$13.82	$11.80

Total Return (%)	(1.8)	17.6	4.3	17.4	45.7
Ratio of operating expenses to average net assets (%)	0.56	0.60	0.60	0.62	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.61	0.61	N/A	N/A
Ratio of net investment income to average net assets (%)	1.17	0.97	0.87	0.77	0.64
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$160,849	$159,003	$108,689	$76,322	$39,911

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

77

Russell 2000 Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.61	$13.87	$13.95	$11.92	$8.23

Income From Investment Operations
Net investment income	0.19 (a)	0.16 (a)	0.13	0.09	0.07
Net realized and unrealized gain (loss) of investments	(0.37)	2.28	0.40	1.99	3.69

Total from investment operations	(0.18)	2.44	0.53	2.08	3.76

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.09)	(0.05)	(0.07)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.33)	(0.70)	(0.61)	(0.05)	(0.07)

Net Asset Value, End of Period	$14.10	$15.61	$13.87	$13.95	$11.92

Total Return (%)	(1.7)	17.7	4.4	17.5	46.0
Ratio of operating expenses to average net assets (%)	0.46	0.50	0.50	0.52	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.51	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	1.27	1.05	0.95	0.82	0.74
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$46,861	$55,208	$49,489	$51,061	$38,059

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

78

Morgan Stanley EAFE Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.00	$12.95	$11.64	$9.80	$7.26

Income From Investment Operations
Net investment income	0.46 (a)	0.35 (a)	0.25	0.21	0.14
Net realized and unrealized gain on investments	1.26	2.95	1.26	1.70	2.54

Total from investment operations	1.72	3.30	1.51	1.91	2.68

Less Distributions
Distributions from net investment income	(0.35)	(0.25)	(0.20)	(0.07)	(0.14)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.53)	(0.25)	(0.20)	(0.07)	(0.14)

Net Asset Value, End of Period	$17.19	$16.00	$12.95	$11.64	$9.80

Total Return (%)	10.8	25.7	13.2	19.6	37.6
Ratio of operating expenses to average net assets (%)	0.41	0.49	0.51	0.59	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.41	0.50	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	2.69	2.46	2.19	2.01	1.85
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$511,803	$320,845	$242,623	$210,034	$176,835

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.76	$12.76	$11.48	$9.68	$7.18

Income From Investment Operations
Net investment income	0.41 (a)	0.31 (a)	0.19	0.12	0.11
Net realized and unrealized gain on investments	1.23	2.91	1.27	1.74	2.51

Total from investment operations	1.64	3.22	1.46	1.86	2.62

Less Distributions
Distributions from net investment income	(0.30)	(0.22)	(0.18)	(0.06)	(0.12)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.48)	(0.22)	(0.18)	(0.06)	(0.12)

Net Asset Value, End of Period	$16.92	$15.76	$12.76	$11.48	$9.68

Total Return (%)	10.5	25.5	12.9	19.3	37.2
Ratio of operating expenses to average net assets (%)	0.66	0.74	0.76	0.84	0.96
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.66	0.75	0.76	N/A	N/A
Ratio of net investment income to average net assets (%)	2.46	2.18	1.86	1.60	1.45
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$297,898	$231,042	$145,077	$73,707	$27,933

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

79

Morgan Stanley EAFE Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.93	$12.90	$11.59	$9.77	$7.25

Income From Investment Operations
Net investment income	0.43 (a)	0.33 (a)	0.26	0.19	0.13
Net realized and unrealized gain on investments	1.25	2.94	1.23	1.70	2.52

Total from investment operations	1.68	3.27	1.49	1.89	2.65

Less Distributions
Distributions from net investment income	(0.32)	(0.24)	(0.18)	(0.07)	(0.13)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.50)	(0.24)	(0.18)	(0.07)	(0.13)

Net Asset Value, End of Period	$17.11	$15.93	$12.90	$11.59	$9.77

Total Return (%)	10.6	25.6	13.0	19.4	37.3
Ratio of operating expenses to average net assets (%)	0.56	0.64	0.66	0.74	0.86
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.56	0.65	0.66	N/A	N/A
Ratio of net investment income to average net assets (%)	2.57	2.32	2.05	1.91	1.42
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$84,400	$82,835	$74,489	$73,449	$54,269

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

80

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.61	$16.33	$16.11	$15.13	$13.07

Income From Investment Operations
Net investment income	0.41 (a)	0.46	0.39	0.32	0.30
Net realized and unrealized gain on investments	0.62	1.23	0.09	0.95	2.30

Total from investment operations	1.03	1.69	0.48	1.27	2.60

Less Distributions
Distributions from net investment income	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Total distributions	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Net Asset Value, End of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Total Return (%)	5.9	10.5	3.1	8.5	20.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	0.52	0.50	0.50	0.51
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.51	0.49	0.49	0.50
Ratio of net investment income to average net assets (%)	2.32	2.46	2.22	1.99	2.00
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$1,688,044	$1,622,051	$1,705,344	$1,875,196	$1,922,067

	Class B
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain on investments	0.61	1.30	0.19	0.95

Total from investment operations	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.42)	(0.37)	(0.22)	0.00

Total distributions	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$18.08	$17.52	$16.25	$16.03

Total Return (%)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	372	265	443	232
Net assets, end of period (000)	$75,109	$57,973	$40,749	$20,413

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

81

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.57	$16.30	$16.07	$15.11	$13.06

Income From Investment Operations
Net investment income	0.39 (a)	0.40	0.33	0.29	0.41
Net realized and unrealized gain on investments	0.61	1.25	0.13	0.94	2.17

Total from investment operations	1.00	1.65	0.46	1.23	2.58

Less Distributions
Distributions from net investment income	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Total distributions	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Net Asset Value, End of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Total Return (%)	5.7	10.3	3.0	8.3	20.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.67	0.65	0.65	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.66	0.64	0.64	0.65
Ratio of net investment income to average net assets (%)	2.16	2.31	2.07	1.88	1.80
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$71,831	$76,124	$80,444	$85,223	$52,609

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

82

Lehman Brothers Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.76	$10.81	$11.02	$10.93	$11.17

Income From Investment Operations
Net investment income	0.52 (a)	0.49 (a)	0.49	0.46	0.45
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.27)	(0.02)	(0.06)

Total from investment operations	0.72	0.42	0.22	0.44	0.39

Less Distributions
Distributions from net investment income	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Total distributions	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Net Asset Value, End of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Total Return (%)	6.9	4.1	2.1	4.1	3.6
Ratio of operating expenses to average net assets (%)	0.29	0.31	0.31	0.32	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.30	0.32	0.31	N/A	N/A
Ratio of net investment income to average net assets (%)	4.86	4.64	4.30	4.42	4.44
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$678,193	$511,541	$524,878	$550,456	$500,629

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.60	$10.66	$10.87	$10.79	$11.04

Income From Investment Operations
Net investment income	0.48 (a)	0.46 (a)	0.36	0.36	0.40
Net realized and unrealized gain (loss) of investments	0.20	(0.08)	(0.16)	0.04	(0.04)

Total from investment operations	0.68	0.38	0.20	0.40	0.36

Less Distributions
Distributions from net investment income	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Total distributions	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Net Asset Value, End of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Total Return (%)	6.7	3.8	1.9	3.8	3.4
Ratio of operating expenses to average net assets (%)	0.54	0.56	0.56	0.57	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.55	0.57	0.56	N/A	N/A
Ratio of net investment income to average net assets (%)	4.60	4.40	4.06	4.16	4.20
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$568,790	$469,212	$354,652	$170,958	$73,938

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

83

Lehman Brothers Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.71	$10.77	$10.97	$10.89	$11.14

Income From Investment Operations
Net investment income	0.50 (a)	0.47 (a)	0.46	0.44	0.52
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.25)	(0.02)	(0.15)

Total from investment operations	0.70	0.40	0.21	0.42	0.37

Less Distributions
Distributions from net investment income	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Total distributions	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Net Asset Value, End of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Total Return (%)	6.7	3.9	2.0	3.9	3.5
Ratio of operating expenses to average net assets (%)	0.44	0.46	0.46	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.45	0.47	0.46	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.49	4.15	4.26	4.29
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$172,925	$176,149	$190,840	$200,270	$115,749

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

84

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.95	4.70	2.85	0.98	0.80

Total from investment operations	4.95	4.70	2.85	0.98	0.80

Less Distributions
Distributions from net investment income	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Total distributions	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	5.1	4.8	2.9	1.0	0.8
Ratio of operating expenses to average net assets (%)	0.40	0.38	0.41	0.42	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.40	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.97	4.79	2.83	0.97	0.78
Net assets, end of period (000)	$1,128,411	$875,428	$429,019	$469,674	$610,419

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.70	4.45	2.60	0.73	0.55

Total from investment operations	4.70	4.45	2.60	0.73	0.55

Less Distributions
Distributions from net investment income	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Total distributions	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.8	4.5	2.6	0.7	0.6
Ratio of operating expenses to average net assets (%)	0.65	0.63	0.66	0.67	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.65	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.71	4.50	2.84	0.74	0.65
Net assets, end of period (000)	$496,228	$394,260	$273,052	$78,809	$75,083

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

85

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.80	4.55	2.70	0.83	0.42

Total from investment operations	4.80	4.55	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Total distributions	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.9	4.7	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.55	0.53	0.56	0.57	0.55	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.55	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.81	4.57	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$11,199	$10,140	$8,569	$11,619	$6,858

(a)	Commencement of operations was April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

86

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2007 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class E and Class F

U.S. EQUITY PORTFOLIOS

MetLife Stock Index Portfolio

MFS® Value Portfolio (formerly, Harris Oakmark Large Cap Value Portfolio)

T. Rowe Price Large Cap Growth Portfolio

MetLife Mid Cap Stock Index Portfolio

Loomis Sayles Small Cap Portfolio

Russell 2000® Index Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

Morgan Stanley EAFE® Index Portfolio

Oppenheimer Global Equity Portfolio

EQUITY AND FIXED-INCOME PORTFOLIOS

BlackRock Diversified Portfolio

MFS® Total Return Portfolio

FIXED-INCOME PORTFOLIO

Lehman Brothers® Aggregate Bond Index Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three Sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

APRIL 28, 2008

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Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 36 separate investment portfolios (the “Portfolios”), which offers Class A, Class B, Class D, Class E and Class F shares. Twelve of these Portfolios are offered through this prospectus, but may not be offered in all classes of shares. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

3

rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

4

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

5

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

6

Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the Insurance Company websites (including www.metlife.com/msf): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. Unless the subadviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

7

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2007, the market capitalizations of companies in the S&P 500 Index ranged from $0.7 billion to $511.9 billion; however, 95% of the companies in the index had market capitalizations above $2.2 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2007 was $12.0 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

8

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

9

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.23%	12.50%	5.62%	—	—
Class B	4.97%	12.22%	N/A	3.17%	1-2-01
Class E	5.06%	12.32%	N/A	3.61%	5-1-01
S&P 500 Index	5.49%	12.83%	5.91%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

10

MetLife Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554

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MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

12

MetLife Stock Index Portfolio

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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MFS® Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation and reasonable income.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization US companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies generally produce income and tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 35% of its assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Stock Selection

MFS uses a bottom-up approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

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MFS® Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor and the TST MFS Value Predecessor, but not for the Portfolio.

During the period shown above, the highest quarterly return was 14.45% for the second quarter of 2003, and the lowest quarterly return was -15.28% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of Portfolio (7-20-98)
Class A	7.64%	14.97%	7.39%
Class B*	7.39%	14.73%	7.14%
Class E*	7.49%	14.83%	7.24%
Russell 1000 Value Index	-0.17%	14.63%	6.54%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

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MFS® Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.72%		0.72%		0.72%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.77%		1.02%		0.92%
Fee Waiver(1)	(0.07%	)	(0.07%	)	(0.07%	)

Net Operating Expenses(1)	0.70%		0.95%		0.85%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$72	$239	$421	$948
Class B	$97	$318	$556	$1,241
Class E	$87	$286	$502	$1,125

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MFS® Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

17

MFS® Value Portfolio

maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2007, MFS had approximately $197.6 billion in assets under management.

The Portfolio has been co-managed by Nevin P. Chitkara and Steven R. Gorham since January 7, 2008. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the MFS investment management area since 1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the MFS investment management area since 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

18

MFS® Value Portfolio

MetLife Advisers contractually agreed, for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee as follows: 0.10% on the first $250 million of the combined average net assets of the Portfolio and the MFS Value Portfolio of the Met Investors Series Trust (the “Combined Assets”), 0.05% on the next $1 billion of Combined Assets, 0.10% on the next $250 million of Combined Assets, 0.20% on the next $1 billion of Combined Assets, 0.175% on the next $2.5 billion of Combined Assets, and 0.15% on Combined Assets over $5 billion. MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio and the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

19

T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price’s classifications). You will receive 60 days’ prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 22, 2007, this included companies with capitalizations of approximately $2.5 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio’s objective.

Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

20

T. Rowe Price Large Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

21

T. Rowe Price Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -15.22% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	9.39%	13.68%	6.37%	11-9-98
Class B	9.15%	13.45%	12.15%	7-30-02
Class E	9.26%	13.50%	4.77%	5-1-01
S&P 500 Index	5.49%	12.83%	4.45%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

22

T. Rowe Price Large Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)(2)	0.67%	0.92%	0.82%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.635% for the first $50 million of the Portfolio’s average daily net assets. In addition, effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. This voluntary waiver may be terminated by MetLife Advisers at any time. If this voluntary waiver were reflected in the table, the Management Fee for each Class would be 0.58%, and Total Annual Operating Expenses would be 0.65% for Class A shares, 0.90% for Class B shares and 0.80% for Class E shares. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about these waivers.
(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.66% for Class A shares, 0.91% for Class B shares and 0.81% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$68	$214	$373	$835
Class B	$94	$293	$509	$1.131
Class E	$84	$262	$455	$1,014

23

T. Rowe Price Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

24

T. Rowe Price Large Cap Growth Portfolio

risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same

25

T. Rowe Price Large Cap Growth Portfolio

general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over ten million retail and institutional accounts. As of December 31, 2007, T. Rowe Price and its affiliates had assets under management of approximately $400 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

26

T. Rowe Price Large Cap Growth Portfolio

The Portfolio is managed by an Investment Advisory Committee. P. Robert Bartolo, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since he became Chairman in October 2007 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $50 million of the Portfolio’s average daily net assets and 0.60% for amounts over $50 million. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.635% for the first $50 million of the Portfolio’s average daily net assets. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. In addition, effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about these fee waivers. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

27

MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index (“S&P MidCap 400 Index”). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2007, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.3 billion to $12.4 billion; however, 95% of the companies in the index had market capitalizations above $0.8 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2007 was $2.4 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P MidCap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P MidCap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P MidCap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

28

MetLife Mid Cap Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	7.78%	15.85%	8.75%	7-5-00
Class B	7.52%	15.55%	8.79%	1-2-01
Class E	7.66%	15.68%	8.71%	5-1-01
S&P MidCap 400 Index	7.98%	16.19%	8.95%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

29

MetLife Mid Cap Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.33%		0.58%		0.48%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.32%		0.57%		0.47%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the

30

MetLife Mid Cap Stock Index Portfolio

market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

31

MetLife Mid Cap Stock Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

32

Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio’s assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. As of June 22, 2007, the highest market capitalization of the Russell 2000 Index was $2.5 billion. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio’s assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks.    Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks.    When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

33

Loomis Sayles Small Cap Portfolio

•

Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

34

Loomis Sayles Small Cap Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	11.90%	17.26%	8.02%	—	—
Class B	11.63%	17.06%	N/A	14.63%	7-30-02
Class E	11.73%	17.09%	N/A	8.30%	5-1-01
Russell 2000 Index	-1.57%	16.25%	7.08%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

35

Loomis Sayles Small Cap Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.90%		0.90%		0.90%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(1)	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses(1)	0.95%		1.20%		1.10%
Fee Waiver(2)	(0.05%	)	(0.05%	)	(0.05%	)

Net Operating Expenses(1)(2)	0.90%		1.15%		1.05%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.94% for Class A shares, 1.19% for Class B shares and 1.09% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.89% for Class A shares, 1.14% for Class B shares and 1.04% for Class E shares.
(2)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$92	$298	$521	$1,162
Class B	$117	$376	$655	$1,450
Class E	$107	$345	$601	$1,336

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

36

Loomis Sayles Small Cap Portfolio

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund’s directors, that it is liquid.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

37

Loomis Sayles Small Cap Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.     The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2007, Loomis Sayles managed

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

38

Loomis Sayles Small Cap Portfolio

approximately $130 billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

John J. Slavik, Mark F. Burns and Joseph R. Gatz are the day-to-day portfolio managers of the Portfolio and make the final investment decisions for the Portfolio. Mr. Slavik and Mr. Burns manage the small cap growth portion of the Portfolio. Mr. Gatz manages the small cap value portion of the Portfolio with Daniel G. Thelen. Mr. Slavik, Mr. Burns and Mr. Gatz also make decisions with respect to the allocation of the Portfolio between small cap growth and small cap value stocks.

Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005 and has been a co-manager of the Portfolio since May 2005. From 2000 until he joined Loomis Sayles, Mr. Slavik was a Vice President and portfolio manager at Westfield Capital Management, LLC. From 1996 until 2000, he was a Vice President, equity research, and a member of the portfolio management team at Harbor Capital Management. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst and has co-managed the Portfolio since January 2005. Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999 and has co-managed the Portfolio since January 2000. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000 and has been with Loomis Sayles since 1996.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets and 0.80% for amounts over $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

39

Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 22, 2007, the highest market capitalization of companies in the Russell 2000 Index was $2.5 billion. As of the same date, the median market capitalization of companies in the Russell 2000 Index was approximately $0.7 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Russell 2000 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least ..95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

40

Russell 2000 Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

41

Russell 2000 Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 23.01% for the second quarter of 2003, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	-1.58%	15.85%	8.34%	11-9-98
Class B	-1.84%	15.57%	8.09%	1-2-01
Class E	-1.66%	15.70%	7.71%	5-1-01
Russell 2000 Index	-1.57%	16.25%	8.70%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

42

Russell 2000 Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.33%		0.58%		0.48%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.32%		0.57%		0.47%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

43

Russell 2000 Index Portfolio

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

44

Russell 2000 Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.243% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

45

Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. As of December 31, 2007, the market capitalizations of companies in the MSCI EAFE Index ranged from $0.2 billion to $233.4 billion. As of the same date, the median market capitalization of companies in the MSCI EAFE Index was $4.4 billion. As of December 31, 2007, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the MSCI EAFE Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt

46

Morgan Stanley EAFE Index Portfolio

to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

47

Morgan Stanley EAFE Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 18.93% for the second quarter of 2003, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	10.82%	21.04%	7.60%	11-9-98
Class B	10.52%	20.70%	7.58%	1-2-01
Class E	10.58%	20.82%	9.20%	5-1-01
MSCI EAFE Index	11.17%	21.59%	8.08%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

48

Morgan Stanley EAFE Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.30%		0.30%		0.30%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.12%		0.12%		0.12%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.43%		0.68%		0.58%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.42%		0.67%		0.57%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725

49

Morgan Stanley EAFE Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

50

Morgan Stanley EAFE Index Portfolio

conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

51

Morgan Stanley EAFE Index Portfolio

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.293%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.293% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

52

Oppenheimer Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide.

•	Companies that stand to benefit from global growth trends.

•	Businesses with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

53

Oppenheimer Global Equity Portfolio

business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

•

The Portfolio focuses its investments in mid- and large-capitalization companies, but it may also invest in stocks of small capitalization companies. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

54

Oppenheimer Global Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2005, the Portfolio changed its subadviser from Deutsche Investment Management Americas Inc. to Oppenheimer, and the Portfolio also changed its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -16.60% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	6.49%	16.99%	8.23%	—	—
Class B	6.26%	N/A	N/A	13.88%	4-26-04
Class E	6.31%	16.84%	N/A	7.53%	5-1-01
MSCI World Index (net dividends)	9.04%	16.96%	7.00%	—	—

55

Oppenheimer Global Equity Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.10%	0.10%	0.10%

Total Annual Portfolio Operating Expenses	0.61%	0.86%	0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$62	$195	$340	$762
Class B	$88	$274	$477	$1,061
Class E	$78	$243	$422	$942

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

56

Oppenheimer Global Equity Portfolio

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization Risk.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Industry Focus.    At times, the Portfolio may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that the Portfolio has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry. The Portfolio does not concentrate 25% or more of its total assets in investments in any one industry.

Investing in Special Situations.    Periodically, the Portfolio might use aggressive investment techniques. These might include seeking to benefit from what Oppenheimer perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

57

Oppenheimer Global Equity Portfolio

Cyclical Opportunities.    The Portfolio may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if Oppenheimer believes they have growth potential. The Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

Foreign Securities

The Portfolio expects to have substantial investments in foreign securities. For purposes of the Portfolio’s investment allocations, foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. Government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are considered to be foreign securities for the purpose of the Portfolio’s investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or

58

Oppenheimer Global Equity Portfolio

similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Oppenheimer may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Oppenheimer cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Oppenheimer Global Equity Portfolio

the Portfolio’s net assets would be invested in securities considered to be illiquid by Oppenheimer.

Portfolio Management

Oppenheimer has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed approximately $260 billion in assets as of December 31, 2007. Oppenheimer is located at Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008.

Rajeev Bhaman is principally responsible for the day-to-day management of the Portfolio. Mr. Bhaman has been with Oppenheimer since 1996. He is a Senior Vice President of Oppenheimer, and a Portfolio Manager of various Oppenheimer funds. He is also a Chartered Financial Analyst charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio mangers’ ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio’s average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.51% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

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BlackRock Diversified Portfolio

United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

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attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2007, the duration of this index was 4.4 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.90%	9.55%	5.28%	—	—
Class B	5.62%	N/A	N/A	6.98%	4-26-04
Class E	5.71%	9.38%	N/A	3.91%	5-1-01
Russell 1000 Index	5.77%	13.43%	6.20%	—	—
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

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BlackRock Diversified Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.50%	0.75%	0.65%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$51	$160	$280	$628
Class B	$77	$240	$417	$930
Class E	$66	$208	$362	$810

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BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Diversified Portfolio

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Diversified Portfolio

or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit

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BlackRock Diversified Portfolio

card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment

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BlackRock Diversified Portfolio

of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency,

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BlackRock Diversified Portfolio

corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the investment strategy and the day-to-day management of the equity portion of the Portfolio. He has been the portfolio manager for the equity portion of the Portfolio since October 2006. Mr. Doll has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive and Management Committees since October 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. from 2001 to 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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MFS® Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

The Portfolio invests in a combination of equity and fixed income securities.

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, under normal circumstances seeks to invest between 40% and 75% of the Portfolio’s net assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, and at least 25% of the Portfolio’s net assets in fixed-income senior securities. While MFS may invest the Portfolio’s assets in companies of any size, MFS generally focuses on companies with large capitalizations ($5 billion or more).

The fixed-income securities in which the Portfolio may invest include, but are not limited to, corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. Generally, substantially all of the Portfolio’s investments in debt instruments are rated investment grade. Consistent with the principal investment strategies above, the Portfolio may invest up to 25% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Investment Selection

MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-back securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

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MFS® Total Return Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio, of large capitalization stocks, or of value stocks, in general.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio’s assets in fixed-income securities.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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MFS® Total Return Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to Total Return. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of both Back Bay Advisors and MFS.

During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.38%	9.47%	6.17%	—	—
Class B	4.12%	9.20%	N/A	6.51%	5-1-02
Class E	4.22%	N/A	N/A	7.52%	4-26-04
Class F	4.18%	N/A	N/A	7.33%	5-2-06
S&P 500 Index	5.49%	12.83%	5.91%	—	—
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	—	—

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MFS® Total Return Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class F
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E	Class F
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%	0.20%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.58%	0.83%	0.73%	0.78%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.57% for Class A shares, 0.82% for Class B shares, 0.72% for Class E shares and 0.77% for Class F shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$59	$186	$324	$726
Class B	$85	$265	$460	$1,025
Class E	$75	$233	$406	$906
Class F	$80	$249	$433	$966

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MFS® Total Return Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

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MFS® Total Return Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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MFS® Total Return Portfolio

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Over-the-Counter (“OTC”) Transactions.    The Portfolio may engage in over-the-counter transactions, which involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2007, MFS had approximately $197.6 billion in assets under management.

The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an Investment Officer of MFS. The team is comprised of Michael W. Roberge, an MFS Executive Vice President, and Steven R. Gorham, Richard O. Hawkins, Nevin P. Chitkara, William P. Douglas and Gregory W. Locraft, Jr., each an Investment Officer of MFS.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the MFS investment management area since 1996.

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MFS® Total Return Portfolio

Mr. Gorham and Mr. Chitkara are responsible for the Large-Cap Value Equities portion of the Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the MFS investment management area since 1992; Mr. Chitkara, since 1997. Mr. Locraft is responsible for the Multi-Cap Value Equities portion of the Portfolio. He has been employed in the MFS investment management area since 1998. Mr. Roberge and Mr. Hawkins are responsible for the Debt Securities portion of the Portfolio. Mr. Roberge has been employed in the MFS investment management area since 1996; Mr. Hawkins, since 1998. Mr. Douglas is responsible for the Mortgage-Backed Debt Securities portion of the Portfolio. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP for ten years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.60% for the first $250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.53% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the “Index”) is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities ERISA-Eligible Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

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Lehman Brothers Aggregate Bond Index Portfolio

the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Lehman Brothers Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	6.87%	4.15%	5.38%	11-9-98
Class B	6.66%	3.90%	5.06%	1-2-01
Class E	6.71%	3.99%	5.21%	5-1-01
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.81%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

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Lehman Brothers Aggregate Bond Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.30%		0.55%		0.45%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.29%		0.54%		0.44%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$30	$95	$168	$380
Class B	$55	$175	$306	$688
Class E	$45	$143	$251	$566

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Lehman Brothers Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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Lehman Brothers Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2007, MLIAC managed approximately $9.8 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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Lehman Brothers Aggregate Bond Index Portfolio

and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.244%. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.244% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

86

BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

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BlackRock Money Market Portfolio

or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

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BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.07%	2.90%	3.61%	—	—
Class B	4.80%	2.64%	N/A	2.45%	5-1-01
Class E	4.91%	N/A	N/A	2.87%	4-23-03
91-Day Treasury Bill Rate	5.00%	3.07%	3.77%	—	—

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BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.33%		0.33%		0.33%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%

Total Annual Portfolio Operating Expenses	0.40%		0.65%		0.55%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.39%		0.64%		0.54%

(1)	MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$40	$127	$223	$504
Class B	$65	$207	$361	$809
Class E	$55	$175	$306	$688

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BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Money Market Portfolio

payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.4 trillion as of December 31, 2007. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.33% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007.

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Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

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Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

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Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolios. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts, variable life contracts and Qualified Plans are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information regarding their own tax situations including the possible applicability of foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury Regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a Portfolio’s shares. Please see the SAI for more information.

Since the shareholders of the Portfolios will be Separate Accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences of purchasing and owning the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract. Please see the SAI for more information on taxes.

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the

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investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index and the Standard & Poor’s MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, “S&P MidCap 400”, “Standard & Poor’s MidCap 400”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

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Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2007) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to MFS Value Portfolio, in each case for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund (with the exception of the MFS Value Portfolio), along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2007, which is available upon request. D&T’s report with respect to the MFS Value Portfolio’s predecessor fund, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”), along with such Portfolio’s financial statements, including any notes thereto, are included in the annual report of the Met Investors Series Trust for the period ended December 31, 2007. The information in the following tables for MFS Value Portfolio for periods prior to 2005 is derived from the financial statements of a predecessor to the MIST MFS Value Predecessor, the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”). The information for the TST MFS Value Predecessor was audited by KPMG LLP, whose report for such fund, dated February 18, 2005, expresses an unqualified opinion.

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MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.26	$33.20	$32.27	$29.45	$23.41

Income From Investment Operations
Net investment income	0.63 (a)	0.58	0.55	0.54	0.38
Net realized and unrealized gain on investments	1.26	4.37	0.90	2.54	6.11

Total from investment operations	1.89	4.95	1.45	3.08	6.49

Less Distributions
Distributions from net investment income	(0.39)	(0.70)	(0.52)	(0.26)	(0.45)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.15)	(1.89)	(0.52)	(0.26)	(0.45)

Net Asset Value, End of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Total Return (%)	5.2	15.5	4.6	10.5	28.2
Ratio of operating expenses to average net assets (%)	0.28	0.30	0.29	0.30	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.31	0.29	N/A	N/A
Ratio of net investment income to average net assets (%)	1.69	1.63	1.59	1.73	1.48
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$4,733,145	$4,125,102	$3,942,484	$4,139,893	$3,931,839

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.38	$32.41	$31.52	$28.80	$22.92

Income From Investment Operations
Net investment income	0.52 (a)	0.47	0.39	0.41	0.34
Net realized and unrealized gain on investments	1.24	4.28	0.95	2.53	5.95

Total from investment operations	1.76	4.75	1.34	2.94	6.29

Less Distributions
Distributions from net investment income	(0.31)	(0.59)	(0.45)	(0.22)	(0.41)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.07)	(1.78)	(0.45)	(0.22)	(0.41)

Net Asset Value, End of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Total Return (%)	5.0	15.2	4.4	10.3	27.9
Ratio of operating expenses to average net assets (%)	0.53	0.55	0.54	0.55	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.56	0.54	N/A	N/A
Ratio of net investment income to average net assets (%)	1.43	1.38	1.36	1.59	1.24
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$1,092,993	$991,777	$765,425	$508,908	$251,793

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

100

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.09	$33.04	$32.11	$29.33	$23.34

Income From Investment Operations
Net investment income	0.57 (a)	0.52	0.47	0.47	0.40
Net realized and unrealized gain on investments	1.25	4.35	0.93	2.56	6.02

Total from investment operations	1.82	4.87	1.40	3.03	6.42

Less Distributions
Distributions from net investment income	(0.34)	(0.63)	(0.47)	(0.25)	(0.43)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.10)	(1.82)	(0.47)	(0.25)	(0.43)

Net Asset Value, End of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Total Return (%)	5.1	15.3	4.5	10.4	28.0
Ratio of operating expenses to average net assets (%)	0.43	0.45	0.44	0.45	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.46	0.44	N/A	N/A
Ratio of net investment income to average net assets (%)	1.53	1.48	1.44	1.67	1.34
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$280,076	$291,417	$287,568	$293,266	$142,284

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

101

MFS® Value Portfolio*

	Class A
	Year ended December 31,
	2007		2006	2005	2004(a)	2003(a)
Net Asset Value, Beginning of Period	$14.24		$12.44	$12.32	$10.83	$8.80

Income from Investment Operations
Net investment income	0.21	(b)	0.20 (b)	0.17 (b)	0.14	0.13
Net realized and unrealized gain on investments	0.87		2.45	0.63	1.59	2.04

Total from investment operations	1.08		2.65	0.80	1.73	2.17

Less Distributions
Distributions from net investment income	(0.00	)(c)	(0.18)	(0.15)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.28)		(0.67)	(0.53)	(0.10)	(0.00)

Total distributions	(0.28)		(0.85)	(0.68)	(0.24)	(0.14)

Net Asset Value, End of Period	$15.04		$14.24	$12.44	$12.32	$10.83

Total Return (%)	7.6		21.3	6.4	16.0	24.6
Ratio of operating expenses to average net assets (%)	0.87		1.00	0.99	1.00	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.88		1.02	1.00	1.14	1.08
Ratio of net investment income to average net assets (%)	1.42		1.46	1.36	1.30	1.44
Portfolio turnover rate (%)	25		39	23	47	57
Net assets, end of period (000)	$142,819		$108,116	$78,658	$47,252	$40,128

*	On April 28, 2008, the MFS Value Portfolio acquired the net assets of the MIST MFS Value Predecessor. The MFS Value Portfolio was the legal survivor and the MIST MFS Value Predecessor was the accounting and performance survivor in this transaction. The above financial highlights are those of the MIST MFS Value Predecessor.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amounts are based on average shares outstanding during the period.
(c)	Distributions during the period were less than $0.01.
(d)	See Note 3 in the Notes to the MIST MFS Value Predecessor’s Financial Statements included in the Met Investors Series Trust’s annual report for the period ended December 31, 2007.

102

T. Rowe Price Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.27	$13.53	$12.77	$11.64	$8.91

Income From Investment Operations
Net investment income	0.10 (a)	0.09 (a)	0.05	0.08	0.03
Net realized and unrealized gain on investments	1.32	1.70	0.78	1.07	2.71

Total from investment operations	1.42	1.79	0.83	1.15	2.74

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.07)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.21)	(0.05)	(0.07)	(0.02)	(0.01)

Net Asset Value, End of Period	$16.48	$15.27	$13.53	$12.77	$11.64

Total Return (%)	9.4	13.2	6.6	9.9	30.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.66	0.68	0.71	0.74	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.65	0.68	0.70	0.73	0.77
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.67	0.70	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.64	0.65	0.44	0.68	0.28
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$552,460	$354,798	$235,513	$198,913	$172,315

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.19	$13.47	$12.72	$11.60	$8.88

Income From Investment Operations
Net investment income	0.06 (a)	0.05 (a)	0.01	0.05	0.01
Net realized and unrealized gain on investments	1.32	1.68	0.79	1.08	2.72

Total from investment operations	1.38	1.73	0.80	1.13	2.73

Less Distributions
Distributions from net investment income	(0.03)	(0.01)	(0.05)	(0.01)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.17)	(0.01)	(0.05)	(0.01)	(0.01)

Net Asset Value, End of Period	$16.40	$15.19	$13.47	$12.72	$11.60

Total Return (%)	9.2	12.9	6.3	9.7	30.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.93	0.96	0.99	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90	0.93	0.95	0.98	1.02
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.92	0.95	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.39	0.34	0.20	0.93	0.06
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$292,019	$298,582	$106,181	$48,955	$325

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

103

T. Rowe Price Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.21	$13.49	$12.73	$11.61	$8.90

Income From Investment Operations
Net investment income	0.08 (a)	0.07 (a)	0.04	0.06	0.01
Net realized and unrealized gain on investments	1.32	1.68	0.77	1.08	2.71

Total from investment operations	1.40	1.75	0.81	1.14	2.72

Less Distributions
Distributions from net investment income	(0.05)	(0.03)	(0.05)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.19)	(0.03)	(0.05)	(0.02)	(0.01)

Net Asset Value, End of Period	$16.42	$15.21	$13.49	$12.73	$11.61

Total Return (%)	9.3	13.0	6.4	9.8	30.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.83	0.86	0.89	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.80	0.83	0.85	0.88	0.92
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.82	0.85	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.50	0.51	0.29	0.56	0.14
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$32,149	$30,325	$28,968	$27,341	$16,646

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

104

MetLife Mid Cap Stock Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.64	$14.43	$13.71	$11.90	$8.87

Income From Investment Operations
Net investment income	0.20 (a)	0.18	0.15	0.11	0.08
Net realized and unrealized gain on investments	0.95	1.27	1.40	1.79	3.00

Total from investment operations	1.15	1.45	1.55	1.90	3.08

Less Distributions
Distributions from net investment income	(0.12)	(0.19)	(0.10)	(0.06)	(0.05)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.76)	(1.24)	(0.83)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.03	$14.64	$14.43	$13.71	$11.90

Total Return (%)	7.8	10.1	12.3	16.0	35.0
Ratio of operating expenses to average net assets (%)	0.31	0.33	0.34	0.35	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.34	0.34	N/A	N/A
Ratio of net investment income to average net assets (%)	1.33	1.28	1.18	0.85	0.85
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$277,839	$261,588	$232,461	$197,642	$180,211

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.53	$14.32	$13.61	$11.83	$8.83

Income From Investment Operations
Net investment income	0.16 (a)	0.14	0.11	0.06	0.05
Net realized and unrealized gain on investments	0.94	1.26	1.40	1.79	2.99

Total from investment operations	1.10	1.40	1.51	1.85	3.04

Less Distributions
Distributions from net investment income	(0.08)	(0.14)	(0.07)	(0.04)	(0.04)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.72)	(1.19)	(0.80)	(0.07)	(0.04)

Net Asset Value, End of Period	$14.91	$14.53	$14.32	$13.61	$11.83

Total Return (%)	7.5	9.8	12.0	15.7	34.5
Ratio of operating expenses to average net assets (%)	0.56	0.58	0.59	0.60	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.59	0.59	N/A	N/A
Ratio of net investment income to average net assets (%)	1.07	1.03	0.94	0.61	0.61
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$192,044	$157,773	$111,361	$64,207	$31,858

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

105

MetLife Mid Cap Stock Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.57	$14.37	$13.65	$11.86	$8.85

Income From Investment Operations
Net investment income	0.18 (a)	0.17	0.14	0.08	0.06
Net realized and unrealized gain on investments	0.95	1.24	1.39	1.79	3.00

Total from investment operations	1.13	1.41	1.53	1.87	3.06

Less Distributions
Distributions from net investment income	(0.10)	(0.16)	(0.08)	(0.05)	(0.05)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.74)	(1.21)	(0.81)	(0.08)	(0.05)

Net Asset Value, End of Period	$14.96	$14.57	$14.37	$13.65	$11.86

Total Return (%)	7.7	9.9	12.2	15.9	34.8
Ratio of operating expenses to average net assets (%)	0.46	0.48	0.49	0.50	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.49	0.49	N/A	N/A
Ratio of net investment income to average net assets (%)	1.18	1.12	1.03	0.71	0.71
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$69,898	$70,162	$66,712	$62,530	$49,881

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

106

Loomis Sayles Small Cap Portfolio

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$249.37		$232.80	$220.60	$189.55	$138.89

Income From Investment Operations
Net investment income (loss)	(0.08	)(a)	0.45	0.11	(0.27)	(0.34)
Net realized and unrealized gain on investments	28.82		37.97	14.79	31.32	51.00

Total from investment operations	28.74		38.42	14.90	31.05	50.66

Less Distributions
Distributions from net investment income	(0.22)		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(30.45)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$247.66		$249.37	$232.80	$220.60	$189.55

Total Return (%)	11.9		16.7	6.9	16.4	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.90		0.93	0.94	0.98	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89		0.92	0.91	0.95	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.95		0.98	0.94	0.98	0.99
Ratio of net investment income (loss) to average net assets (%)	(0.03)		0.18	0.05	(0.13)	(0.21)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$365,435		$371,963	$351,279	$368,666	$348,406

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$246.37		$230.75	$219.20	$188.59	$138.20

Income From Investment Operations
Net investment income (loss)	(0.67	)(a)	0.12	(0.25)	0.08	(0.24)
Net realized and unrealized gain on investments	28.43		37.35	14.50	30.53	50.63

Total from investment operations	27.76		37.47	14.25	30.61	50.39

Less Distributions
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00
Total distributions	(30.23)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$243.90		$246.37	$230.75	$219.20	$188.59

Total Return (%)	11.6		16.4	6.7	16.2	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	1.15		1.18	1.19	1.23	1.24
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.14		1.17	1.17	1.20	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.20		1.23	1.19	1.23	1.24
Ratio of net investment loss to average net assets (%)	(0.27)		(0.02)	(0.16)	(0.07)	(0.46)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$108,142		$67,360	$25,364	$6,440	$98

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

107

Loomis Sayles Small Cap Portfolio

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$247.29		$231.34	$219.57	$188.95	$138.65

Income From Investment Operations
Net investment income (loss)	(0.45	)(a)	0.14	(0.21)	(0.45)	(0.37)
Net realized and unrealized gain on investments	28.57		37.66	14.68	31.07	50.67

Total from investment operations	28.12		37.80	14.47	30.62	50.30

Less Distributions
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(30.23)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$245.18		$247.29	$231.34	$219.57	$188.95

Total Return (%)	11.7		16.5	6.8	16.2	36.3
Ratio of operating expenses to average net assets before expense reductions (%)	1.05		1.08	1.09	1.13	1.14
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.04		1.07	1.06	1.10	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.10		1.13	1.09	1.13	1.14
Ratio of net investment income (loss) to average net assets (%)	(0.18)		0.03	(0.10)	(0.26)	(0.37)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$63,434		$59,821	$50,554	$47,131	$31,759

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

108

Russell 2000 Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.68	$13.92	$14.01	$11.95	$8.25

Income From Investment Operations
Net investment income	0.22 (a)	0.18 (a)	0.14	0.12	0.08
Net realized and unrealized gain (loss) of investments	(0.38)	2.30	0.40	2.00	3.69

Total from investment operations	(0.16)	2.48	0.54	2.12	3.77

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.11)	(0.06)	(0.07)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.35)	(0.72)	(0.63)	(0.06)	(0.07)

Net Asset Value, End of Period	$14.17	$15.68	$13.92	$14.01	$11.95

Total Return (%)	(1.6)	18.0	4.5	17.8	46.1
Ratio of operating expenses to average net assets (%)	0.31	0.35	0.35	0.37	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.36	0.36	N/A	N/A
Ratio of net investment income to average net assets (%)	1.47	1.21	1.10	0.97	0.89
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$610,844	$331,568	$266,467	$254,898	$216,744

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.44	$13.73	$13.82	$11.80	$8.16

Income From Investment Operations
Net investment income	0.18 (a)	0.14 (a)	0.10	0.08	0.05
Net realized and unrealized gain (loss) of investments	(0.38)	2.25	0.41	1.98	3.65

Total from investment operations	(0.20)	2.39	0.51	2.06	3.70

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.08)	(0.04)	(0.06)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.31)	(0.68)	(0.60)	(0.04)	(0.06)

Net Asset Value, End of Period	$13.93	$15.44	$13.73	$13.82	$11.80

Total Return (%)	(1.8)	17.6	4.3	17.4	45.7
Ratio of operating expenses to average net assets (%)	0.56	0.60	0.60	0.62	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.61	0.61	N/A	N/A
Ratio of net investment income to average net assets (%)	1.17	0.97	0.87	0.77	0.64
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$160,849	$159,003	$108,689	$76,322	$39,911

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

109

Russell 2000 Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.61	$13.87	$13.95	$11.92	$8.23

Income From Investment Operations
Net investment income	0.19 (a)	0.16 (a)	0.13	0.09	0.07
Net realized and unrealized gain (loss) of investments	(0.37)	2.28	0.40	1.99	3.69

Total from investment operations	(0.18)	2.44	0.53	2.08	3.76

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.09)	(0.05)	(0.07)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.33)	(0.70)	(0.61)	(0.05)	(0.07)

Net Asset Value, End of Period	$14.10	$15.61	$13.87	$13.95	$11.92

Total Return (%)	(1.7)	17.7	4.4	17.5	46.0
Ratio of operating expenses to average net assets (%)	0.46	0.50	0.50	0.52	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.51	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	1.27	1.05	0.95	0.82	0.74
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$46,861	$55,208	$49,489	$51,061	$38,059

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

110

Morgan Stanley EAFE Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.00	$12.95	$11.64	$9.80	$7.26

Income From Investment Operations
Net investment income	0.46 (a)	0.35 (a)	0.25	0.21	0.14
Net realized and unrealized gain on investments	1.26	2.95	1.26	1.70	2.54

Total from investment operations	1.72	3.30	1.51	1.91	2.68

Less Distributions
Distributions from net investment income	(0.35)	(0.25)	(0.20)	(0.07)	(0.14)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.53)	(0.25)	(0.20)	(0.07)	(0.14)

Net Asset Value, End of Period	$17.19	$16.00	$12.95	$11.64	$9.80

Total Return (%)	10.8	25.7	13.2	19.6	37.6
Ratio of operating expenses to average net assets (%)	0.41	0.49	0.51	0.59	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.41	0.50	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	2.69	2.46	2.19	2.01	1.85
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$511,803	$320,845	$242,623	$210,034	$176,835

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.76	$12.76	$11.48	$9.68	$7.18

Income From Investment Operations
Net investment income	0.41 (a)	0.31 (a)	0.19	0.12	0.11
Net realized and unrealized gain on investments	1.23	2.91	1.27	1.74	2.51

Total from investment operations	1.64	3.22	1.46	1.86	2.62

Less Distributions
Distributions from net investment income	(0.30)	(0.22)	(0.18)	(0.06)	(0.12)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.48)	(0.22)	(0.18)	(0.06)	(0.12)

Net Asset Value, End of Period	$16.92	$15.76	$12.76	$11.48	$9.68

Total Return (%)	10.5	25.5	12.9	19.3	37.2
Ratio of operating expenses to average net assets (%)	0.66	0.74	0.76	0.84	0.96
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.66	0.75	0.76	N/A	N/A
Ratio of net investment income to average net assets (%)	2.46	2.18	1.86	1.60	1.45
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$297,898	$231,042	$145,077	$73,707	$27,933

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

111

Morgan Stanley EAFE Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.93	$12.90	$11.59	$9.77	$7.25

Income From Investment Operations
Net investment income	0.43 (a)	0.33 (a)	0.26	0.19	0.13
Net realized and unrealized gain on investments	1.25	2.94	1.23	1.70	2.52

Total from investment operations	1.68	3.27	1.49	1.89	2.65

Less Distributions
Distributions from net investment income	(0.32)	(0.24)	(0.18)	(0.07)	(0.13)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.50)	(0.24)	(0.18)	(0.07)	(0.13)

Net Asset Value, End of Period	$17.11	$15.93	$12.90	$11.59	$9.77

Total Return (%)	10.6	25.6	13.0	19.4	37.3
Ratio of operating expenses to average net assets (%)	0.56	0.64	0.66	0.74	0.86
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.56	0.65	0.66	N/A	N/A
Ratio of net investment income to average net assets (%)	2.57	2.32	2.05	1.91	1.42
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$84,400	$82,835	$74,489	$73,449	$54,269

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

112

Oppenheimer Global Equity Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.86	$15.11	$13.09	$11.43	$8.98

Income From Investment Operations
Net investment income	0.21 (a)	0.21 (a)	0.12	0.11	0.14
Net realized and unrealized gain on investments	0.89	2.26	1.98	1.74	2.52

Total from investment operations	1.10	2.47	2.10	1.85	2.66

Less Distributions
Distributions from net investment income	(0.20)	(0.41)	(0.08)	(0.19)	(0.21)
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00	0.00

Total distributions	(0.46)	(0.72)	(0.08)	(0.19)	(0.21)

Net Asset Value, End of Period	$17.50	$16.86	$15.11	$13.09	$11.43

Total Return (%)	6.5	16.6	16.2	16.4	30.5
Ratio of operating expenses to average net assets (%)	0.61	0.66	0.93	0.81	0.84
Ratio of net investment income to average net assets (%)	1.19	1.37	0.87	0.95	1.35
Portfolio turnover rate (%)	17	73	115	79	65
Net assets, end of period (000)	$653,910	$648,024	$226,037	$195,181	$179,334

	Class B
	Year ended December 31,
	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$16.81	$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.16 (a)	0.17 (a)	0.05	0.02
Net realized and unrealized gain on investments	0.89	2.25	2.02	1.43

Total from investment operations	1.05	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.16)	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.42)	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$17.44	$16.81	$15.06	$13.04

Total Return (%)	6.3	16.4	16.0	12.5	(c)
Ratio of operating expenses to average net assets (%)	0.86	0.91	1.18	1.06	(d)
Ratio of net investment income to average net assets (%)	0.94	1.09	0.53	0.54	(d)
Portfolio turnover rate (%)	17	73	115	79
Net assets, end of period (000)	$285,118	$260,542	$27,790	$3,646

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

113

Oppenheimer Global Equity Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.81	$15.06	$13.04	$11.40	$8.96

Income From Investment Operations
Net investment income	0.18 (a)	0.18 (a)	0.11	0.11	0.13
Net realized and unrealized gain on investments	0.88	2.27	1.97	1.71	2.52

Total from investment operations	1.06	2.45	2.08	1.82	2.65

Less Distributions
Distributions from net investment income	(0.17)	(0.39)	(0.06)	(0.18)	(0.21)
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00	0.00

Total distributions	(0.43)	(0.70)	(0.06)	(0.18)	(0.21)

Net Asset Value, End of Period	$17.44	$16.81	$15.06	$13.04	$11.40

Total Return (%)	6.3	16.5	16.1	16.1	30.4
Ratio of operating expenses to average net assets (%)	0.76	0.81	1.08	0.96	0.99
Ratio of net investment income to average net assets (%)	1.04	1.13	0.71	0.81	1.08
Portfolio turnover rate (%)	17	73	115	79	65
Net assets, end of period (000)	$24,793	$24,311	$20,674	$15,303	$10,515

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

114

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.61	$16.33	$16.11	$15.13	$13.07

Income From Investment Operations
Net investment income	0.41 (a)	0.46	0.39	0.32	0.30
Net realized and unrealized gain on investments	0.62	1.23	0.09	0.95	2.30

Total from investment operations	1.03	1.69	0.48	1.27	2.60

Less Distributions
Distributions from net investment income	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Total distributions	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Net Asset Value, End of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Total Return (%)	5.9	10.5	3.1	8.5	20.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	0.52	0.50	0.50	0.51
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.51	0.49	0.49	0.50
Ratio of net investment income to average net assets (%)	2.32	2.46	2.22	1.99	2.00
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$1,688,044	$1,622,051	$1,705,344	$1,875,196	$1,922,067

	Class B
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain on investments	0.61	1.30	0.19	0.95

Total from investment operations	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.42)	(0.37)	(0.22)	0.00

Total distributions	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$18.08	$17.52	$16.25	$16.03

Total Return (%)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	372	265	443	232
Net assets, end of period (000)	$75,109	$57,973	$40,749	$20,413

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

115

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.57	$16.30	$16.07	$15.11	$13.06

Income From Investment Operations
Net investment income	0.39 (a)	0.40	0.33	0.29	0.41
Net realized and unrealized gain on investments	0.61	1.25	0.13	0.94	2.17

Total from investment operations	1.00	1.65	0.46	1.23	2.58

Less Distributions
Distributions from net investment income	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Total distributions	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Net Asset Value, End of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Total Return (%)	5.7	10.3	3.0	8.3	20.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.67	0.65	0.65	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.66	0.64	0.64	0.65
Ratio of net investment income to average net assets (%)	2.16	2.31	2.07	1.88	1.80
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$71,831	$76,124	$80,444	$85,223	$52,609

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

116

MFS® Total Return Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$156.45	$147.99	$147.96	$138.13	$119.83

Income From Investment Operations
Net investment income	4.40 (a)	4.32	3.84	3.60	3.30
Net realized and unrealized gain on investments	2.49	13.06	0.46	11.53	16.79

Total from investment operations	6.89	17.38	4.30	15.13	20.09

Less Distributions
Distributions from net investment income	(3.51)	(5.49)	(2.61)	(4.52)	(1.79)
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	(0.78)	0.00

Total distributions	(8.81)	(8.92)	(4.27)	(5.30)	(1.79)

Net Asset Value, End of Period	$154.53	$156.45	$147.99	$147.96	$138.13

Total Return (%)	4.4	12.2	3.1	11.3	17.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.58	0.59	0.66	0.64	0.69
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.57	0.58	0.65	0.63	0.69
Ratio of net investment income to average net assets (%)	2.80	2.74	2.53	2.60	2.55
Portfolio turnover rate (%)	58	55	47	89	62
Net assets, end of period (000)	$264,376	$279,698	$261,653	$268,870	$148,601

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$155.02	$146.58	$146.59	$136.93	$119.01

Income From Investment Operations
Net investment income	3.97 (a)	3.71	2.75	3.64	2.53
Net realized and unrealized gain on investments	2.45	13.15	1.16	11.01	17.11

Total from Investment operations	6.42	16.86	3.91	14.65	19.64

Less Distributions
Distributions from net investment income	(3.09)	(4.99)	(2.26)	(4.21)	(1.72)
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	(0.78)	0.00

Total distributions	(8.39)	(8.42)	(3.92)	(4.99)	(1.72)

Net Asset Value, End of Period	$153.05	$155.02	$146.58	$146.59	$136.93

Total Return (%)	4.1	11.9	2.9	11.0	16.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.83	0.84	0.91	0.89	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82	0.83	0.90	0.88	0.94
Ratio of net investment income to average net assets (%)	2.56	2.50	2.29	2.39	2.30
Portfolio turnover rate (%)	58	55	47	89	62
Net assets, end of period (000)	$233,742	$210,529	$158,528	$103,373	$29,582

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

117

MFS® Total Return Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$155.83	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	4.14 (a)	4.27	3.46	2.33
Net realized and unrealized gain on investments	2.46	12.81	0.60	9.35

Total from investment operations	6.60	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(3.28)	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	0.00

Total distributions	(8.58)	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$153.85	$155.83	$147.36	$147.29

Total Return (%)	4.2	12.0	3.0	8.6	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.74	0.81	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.72	0.73	0.80	0.78	(e)
Ratio of net investment income to average net assets (%)	2.65	2.57	2.38	2.57	(e)
Portfolio turnover rate (%)	58	55	47	89
Net assets, end of period (000)	$73,557	$85,327	$90,637	$89,519

	Class F
	Year ended December 31,
	2007	2006(c)
Net Asset Value, Beginning of Period	$155.39	$143.80

Income From Investment Operations
Net investment income	4.08 (a)	2.69
Net realized and unrealized gain on investments	2.43	8.90

Total from investment operations	6.51	11.59

Less Distributions
Distributions from net investment income	(3.14)	0.00
Distributions from net realized capital gains	(5.30)	0.00

Total distributions	(8.44)	0.00

Net Asset Value, End of Period	$153.46	$155.39

Total Return (%)	4.2	8.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.77	0.78	(e)
Ratio of net investment income to average net assets (%)	2.60	2.67	(e)
Portfolio turnover rate (%)	58	55
Net assets, end of period (000)	$1,287,491	$1,398,437

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

118

Lehman Brothers Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.76	$10.81	$11.02	$10.93	$11.17

Income From Investment Operations
Net investment income	0.52 (a)	0.49 (a)	0.49	0.46	0.45
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.27)	(0.02)	(0.06)

Total from investment operations	0.72	0.42	0.22	0.44	0.39

Less Distributions
Distributions from net investment income	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Total distributions	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Net Asset Value, End of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Total Return (%)	6.9	4.1	2.1	4.1	3.6
Ratio of operating expenses to average net assets (%)	0.29	0.31	0.31	0.32	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.30	0.32	0.31	N/A	N/A
Ratio of net investment income to average net assets (%)	4.86	4.64	4.30	4.42	4.44
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$678,193	$511,541	$524,878	$550,456	$500,629

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.60	$10.66	$10.87	$10.79	$11.04

Income From Investment Operations
Net investment income	0.48 (a)	0.46 (a)	0.36	0.36	0.40
Net realized and unrealized gain (loss) of investments	0.20	(0.08)	(0.16)	0.04	(0.04)

Total from investment operations	0.68	0.38	0.20	0.40	0.36

Less Distributions
Distributions from net investment income	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Total distributions	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Net Asset Value, End of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Total Return (%)	6.7	3.8	1.9	3.8	3.4
Ratio of operating expenses to average net assets (%)	0.54	0.56	0.56	0.57	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.55	0.57	0.56	N/A	N/A
Ratio of net investment income to average net assets (%)	4.60	4.40	4.06	4.16	4.20
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$568,790	$469,212	$354,652	$170,958	$73,938

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

119

Lehman Brothers Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.71	$10.77	$10.97	$10.89	$11.14

Income From Investment Operations
Net investment income	0.50 (a)	0.47 (a)	0.46	0.44	0.52
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.25)	(0.02)	(0.15)

Total from investment operations	0.70	0.40	0.21	0.42	0.37

Less Distributions
Distributions from net investment income	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Total distributions	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Net Asset Value, End of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Total Return (%)	6.7	3.9	2.0	3.9	3.5
Ratio of operating expenses to average net assets (%)	0.44	0.46	0.46	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.45	0.47	0.46	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.49	4.15	4.26	4.29
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$172,925	$176,149	$190,840	$200,270	$115,749

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

120

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.95	4.70	2.85	0.98	0.80

Total from investment operations	4.95	4.70	2.85	0.98	0.80

Less Distributions
Distributions from net investment income	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Total distributions	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	5.1	4.8	2.9	1.0	0.8
Ratio of operating expenses to average net assets (%)	0.40	0.38	0.41	0.42	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.40	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.97	4.79	2.83	0.97	0.78
Net assets, end of period (000)	$1,128,411	$875,428	$429,019	$469,674	$610,419

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.70	4.45	2.60	0.73	0.55

Total from investment operations	4.70	4.45	2.60	0.73	0.55

Less Distributions
Distributions from net investment income	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Total distributions	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.8	4.5	2.6	0.7	0.6
Ratio of operating expenses to average net assets (%)	0.65	0.63	0.66	0.67	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.65	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.71	4.50	2.84	0.74	0.65
Net assets, end of period (000)	$496,228	$394,260	$273,052	$78,809	$75,083

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

121

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.80	4.55	2.70	0.83	0.42

Total from investment operations	4.80	4.55	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Total distributions	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.9	4.7	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.55	0.53	0.56	0.57	0.55	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.55	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.81	4.57	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$11,199	$10,140	$8,569	$11,619	$6,858

(a)	Commencement of operations was April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2007.

122

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2007 and, solely with respect to the MFS Value Portfolio, included in the annual report of the Met Investors Series Trust (Investment Company Act file number 811-10183) for the period ended December 31, 2007 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.